             As filed with the Securities and Exchange Commission
                                on May 1, 1998
                      Registration No. 33-70988; 811-8118

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                      ----------------------------------
                                   FORM N-1A

         REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933  [ ]

                        Post-Effective Amendment No. 6            [X]

                                      And

     REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  [ ]

                                Amendment No. 8                       [X]
                       (Check appropriate box or boxes)
                           ________________________

                             LIFE & ANNUITY TRUST
        (Exact Name of Registrant as specified in Certificate of Trust)
                               111 Center Street
                         Little Rock, Arkansas  72201
         (Address of Principal Executive Offices, including Zip Code)
                          __________________________

      Registrant's Telephone Number, including Area Code:  (800) 643-9691
                             Richard H. Blank, Jr.
                               c/o Stephens Inc.
                               111 Center Street
                         Little Rock, Arkansas  72201
                    (Name and Address of Agent for Service)
                                With a copy to:
                            Robert M. Kurucza, Esq.
                            Marco E. Adelfio, Esq.
                            Morrison & Foerster LLP
                         2000 Pennsylvania Ave., N.W.
                            Washington, D.C.  20006


[X]   Immediately upon filing pursuant          [ ] on _________ pursuant
      to Rule 485(b), or                            to Rule 485(b)

[ ]   60 Days after filing pursuant             [ ] on _________ pursuant
      to Rule 485(a)(1), or                         to Rule 485(a)(1)

[ ]   75 days after filing pursuant             [ ] on _________ pursuant
      to Rule 485(a)(2), or                         to Rule 485(a)(2)


If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                EXPLANATORY NOTE
                                ----------------

   This Post-Effective Amendment No. 6 to the Registration Statement of Life & Annuity Trust (the "Trust") is being filed to add audited financial statements, independent auditors report and certain other financial information for the year ended December 31, 1997, for the Asset Allocation, Growth, Money Market and U.S. Government Allocation Funds and to make certain non-material changes to the Asset Allocation, Equity Value, Growth, Money Market, Strategic Growth and U.S. Government Allocation Funds.

   This Post-Effective Amendment does not affect the Registration Statement for the Trust's other Funds, prospectuses and Statements of Additional Information.

                             LIFE & ANNUITY TRUST
                             --------------------
                             Cross Reference Sheet
                             ---------------------

Form N-1A Item Number
---------------------

Part A          Prospectus Captions
------          -------------------

1               Cover Page
2               General Information
3               Financial Highlights
4               Participating Insurance Companies
                Investment Objectives and Policies
                Prospectus Appendix - Additional Investment Policies
5               Management of the Funds
                Fund Expenses
6               Management of the Funds
7               Investing in the Funds
                Fund Expenses
8               Investing in the Funds
9               Not Applicable

Part B          Statement of Additional Information Captions
------          --------------------------------------------

10              Cover Page
11              Table of Contents
12              Management
                Other
13              Investment Restrictions
                Additional Permitted Investment Activities
                Appendix
14              Management
15              Management
16              Management
                Fund Expenses
                Independent Auditors
17              Portfolio Transactions
18              Capital Stock
                Other
19              Determination of Net Asset Value
                Additional Purchase and Redemption Information
20              Federal Income Taxes
21              Management
                Portfolio Transactions
22              Performance Calculations
23              Report of Independent Auditors and Financial Statements

Part C          Other Information
------          -----------------

24-32 Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C of this Document.

                              LIFE & ANNUITY TRUST

                                   PROSPECTUS






                             ASSET ALLOCATION FUND
                               EQUITY VALUE FUND
                                  GROWTH FUND
                               MONEY MARKET FUND
                             STRATEGIC GROWTH FUND
                        U.S. GOVERNMENT ALLOCATION FUND

                                  MAY 1, 1998

LAT PROS (5/98)

                             ASSET ALLOCATION FUND
                               EQUITY VALUE FUND
                                  GROWTH FUND
                               MONEY MARKET FUND
                             STRATEGIC GROWTH FUND
                        U.S. GOVERNMENT ALLOCATION FUND

  Life & Annuity Trust is an open-end series investment company. This Prospectus contains information about six of the series of Life & Annuity Trust--the Asset Allocation Fund, Equity Value Fund, Growth Fund (formerly, the "Growth and Income Fund"), Money Market Fund, Strategic Growth Fund and U.S. Government Allocation Fund (each, a "Fund" and collectively, the "Funds").

  The ASSET ALLOCATION FUND seeks over the long term a high level of total return, including net realized and unrealized capital gains and net investment income, consistent with reasonable risk.

  The EQUITY VALUE FUND seeks to provide investors with long-term capital appreciation.

  The GROWTH FUND seeks to earn current income and achieve long-term capital appreciation.

  The MONEY MARKET FUND seeks to provide investors with a high level of income, while preserving capital and liquidity, by investing in high-quality, short-term instruments. The Money Market Fund seeks to maintain a stable net asset value ("NAV") of $1.00 per share.

  The STRATEGIC GROWTH FUND seeks to provide investors with an above-average level of capital appreciation.

  The U.S. GOVERNMENT ALLOCATION FUND seeks over the long term a high level of total return, including net realized and unrealized capital gains and net investment income, consistent with reasonable risk.

  The Funds are available exclusively as pooled funding vehicles for certain participating life insurance companies (the "Participating Insurance Companies") offering variable annuity contracts ("VA Contracts") and variable life insurance policies ("VLI Policies").

  SHARES OF THE FUNDS ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE IS NO ASSURANCE THAT THE MONEY MARKET FUND WILL BE ABLE TO MAINTAIN A STABLE NAV OF $1.00 PER SHARE.

  Please read this Prospectus, along with the prospectus for the VA Contract or VLI Policy accompanying this Prospectus, before investing and retain it for future reference. It sets forth concisely the information which a prospective purchaser of a VA Contract or VLI Policy should know about the Funds before making such a purchase. A Statement of Additional Information ("SAI") dated May 1, 1998 for the Funds has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference. The SAI is available free of charge by calling (800) 680-8920 or by writing to American Skandia, P.O. Box 883, Shelton, Connecticut 06484-0883, Attn: Stagecoach Variable Annuity Administration.

  SHARES OF THE FUNDS ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR ISSUED, ENDORSED OR GUARANTEED BY, WELLS FARGO BANK, N.A. ("WELLS FARGO BANK"), BARCLAYS GLOBAL FUND ADVISERS ("BGFA") OR ANY OF THEIR RESPECTIVE AFFILIATES. SUCH SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. AN INVESTMENT IN THE FUNDS INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

  WELLS FARGO BANK IS THE INVESTMENT ADVISER AND ADMINISTRATOR TO THE FUNDS AND IS COMPENSATED FOR PROVIDING THE FUNDS WITH CERTAIN OTHER SERVICES. BGFA, WHICH IS NOT AFFILIATED WITH WELLS FARGO BANK, IS THE SUB-ADVISER TO THE ASSET ALLOCATION AND U.S. GOVERNMENT ALLOCATION FUNDS. WELLS CAPITAL MANAGEMENT ("WCM"), AN AFFILIATE OF WELLS FARGO BANK, IS THE SUB-ADVISER TO THE EQUITY VALUE, GROWTH, MONEY MARKET AND STRATEGIC GROWTH FUNDS. STEPHENS INC. ("STEPHENS"), WHICH IS NOT AFFILIATED WITH WELLS FARGO BANK OR BGFA, IS THE CO-ADMINISTRATOR AND DISTRIBUTOR FOR THE FUNDS.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR ANY OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THESE AUTHORITIES PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                         PROSPECTUS DATED MAY 1, 1998

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Financial Highlights.......................................................   1
Participating Insurance Companies..........................................   2
Investment Objectives and Policies.........................................   2
Investing in the Funds.....................................................  10
Dividends and Distributions................................................  11
Management of the Funds....................................................  12
Taxes......................................................................  16
Fund Expenses..............................................................  17
General Information........................................................  17
Prospectus Appendix--Additional Investment Policies........................ A-1

                             FINANCIAL HIGHLIGHTS

  The following information has been derived from the Financial Highlights in the Funds' 1997 annual financial statements. The financial statements are attached to the SAI and have been audited by KPMG Peat Marwick LLP, independent auditors, whose report dated February 6, 1998 also is attached to the SAI. This information should be read in conjunction with the Funds' 1997 annual financial statements and the notes thereto. The SAI is incorporated by reference into this Prospectus. The Equity Value and Strategic Growth Funds were not in operation during the periods shown.

                           Asset Allocation Fund*                      Growth Fund**
                     -------------------------------------- --------------------------------------
                       Year      Year      Year      Year     Year      Year      Year      Year
                      Ended     Ended     Ended     Ended    Ended     Ended     Ended     Ended
                     Dec. 31,  Dec. 31,  Dec. 31,  Dec. 31, Dec. 31,  Dec. 31,  Dec. 31,  Dec. 31,
                       1997      1996      1995      1994     1997      1996      1995      1994
----------------------------------------------------------------------------------------------------------
Net asset value:
beginning of
period...........    $ 11.42   $ 11.27   $  9.71    $10.00  $ 15.34   $ 12.91   $ 10.30   $ 10.00
Income from
investment
operations:
Net investment
income...........       0.60      0.56      0.55      0.30     0.19      0.20      0.22      0.14
Net realized and
unrealized
gains/(losses)on
investments......       1.73      0.69      2.21     (0.19)    2.48      2.68      2.77      0.30
                     -------   -------   -------    ------  -------   -------   -------   -------
Total from
investment
operations.......       2.33      1.25      2.76      0.11     2.67      2.88      2.99      0.44
Less
distributions:
Dividends from
net investment
income...........      (0.60)    (0.56)    (0.55)    (0.30)   (0.19)    (0.20)    (0.22)    (0.14)
Distributions
from realized
capital gains....      (1.16)    (0.54)    (0.65)    (0.10)   (1.03)    (0.25)    (0.16)     0.00
                     -------   -------   -------    ------  -------   -------   -------   -------
Total from
distributions....      (1.76)    (1.10)    (1.20)    (0.40)   (1.22)    (0.45)    (0.38)    (0.14)
                     -------   -------   -------    ------  -------   -------   -------   -------
Net asset value:
end of period....    $ 11.99   $ 11.42   $ 11.27    $ 9.71  $ 16.79   $ 15.34   $ 12.91   $ 10.30
                     =======   =======   =======    ======  =======   =======   =======   =======
Total return (not
annualized)***...     20.88%    11.46%    28.95%     1.13%   17.33%    22.44%    29.19%     4.47%
Ratios/supplemental
data:
Net assets, end
of period (000)..    $86,506   $51,797   $25,467    $7,464  $71,944   $33,381   $10,920   $ 2,136
Number of shares
outstanding, end
of period (000)..      7,215     4,537     2,259       769    4,285     2,176       846       207
Ratios to average
net assets
(annualized)
Ratio of expenses
to average net
assets(1)........      0.80%     0.69%     0.41%     0.00%    0.65%     0.60%     0.43%     0.00%
 Ratio of net
 investment
 income to
 average net
 assets(2).......      5.20%     5.34%     5.58%     6.30%    1.19%     1.53%     2.05%     3.00%
Portfolio
Turnover.........       156%        4%       97%        0%     124%       95%       84%       21%
Average
Commission Rate
         Paid(3)..........        N/A       N/A       N/A       N/A  $0.0725   $0.0810       N/A       N/A
                             Money Market Fund*              U.S. Government Allocation Fund**
                     -------------------------------------- --------------------------------------
                       Year      Year      Year     Year      Year      Year      Year     Year
                      Ended     Ended     Ended    Ended     Ended     Ended     Ended    Ended
                     Dec. 31,  Dec. 31,  Dec. 31, Dec. 31,  Dec. 31,  Dec. 31,  Dec. 31, Dec. 31,
                       1997      1996      1995     1994      1997      1996      1995     1994
----------------------------------------------------------------------------------------------------------
Net asset value:
beginning of
period...........     $ 1.00   $  1.00    $ 1.00  $  1.00   $ 10.13   $ 10.30    $ 9.63  $ 10.00
Income from
investment
operations:
Net investment
income...........       0.05      0.05      0.05     0.03      0.58      0.56      0.60     0.40
Net realized and
unrealized
gains/(losses)on
investments......       0.00      0.00      0.00     0.00      0.15     (0.17)     0.77    (0.37)
                     --------- --------- -------- --------- --------- --------- -------- ---------
Total from
investment
operations.......       0.05      0.05      0.05     0.03      0.73      0.39      1.37     0.03
Less
distributions:
Dividends from
net investment
income...........      (0.05)    (0.05)    (0.05)   (0.03)    (0.58)    (0.56)    (0.60)   (0.40)
Distributions
from realized
capital gains....       0.00      0.00      0.00     0.00     (0.01)     0.00     (0.10)    0.00
                     --------- --------- -------- --------- --------- --------- -------- ---------
Total from
distributions....      (0.05)    (0.05)    (0.05)   (0.03)    (0.59)    (0.56)    (0.70)   (0.40)
                     --------- --------- -------- --------- --------- --------- -------- ---------
Net asset value:
end of period....    $  1.00   $  1.00    $ 1.00  $  1.00   $ 10.27   $ 10.13    $10.30  $  9.63
                     ========= ========= ======== ========= ========= ========= ======== =========
Total return (not
annualized)***...      5.04%     4.72%     5.41%    2.71%     7.47%     3.99%    14.40%    0.41%
Ratios/supplemental
data:
Net assets, end
of period (000)..    $14,788   $12,667    $5,823  $ 1,492   $23,894   $13,527    $4,855  $   866
Number of shares
outstanding, end
of period (000)..     14,788    12,667     5,823    1,492     2,327     1,335       471       90
Ratios to average
net assets
(annualized)
Ratio of expenses
to average net
assets(1)........      0.53%     0.51%     0.42%    0.00%     0.64%     0.60%     0.45%    0.00%
 Ratio of net
 investment
 income to
 average net
 assets(2).......      4.95%     4.64%     5.15%    4.63%     5.75%     5.75%     5.82%    7.35%
Portfolio
Turnover.........        N/A       N/A       N/A      N/A      135%      222%      405%     130%
Average
Commission Rate
Paid(3)..........        N/A       N/A       N/A      N/A       N/A       N/A       N/A      N/A

----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------

(1)  Ratio of net
     expenses to
     average net
     assets prior
     to waived
     fees and
     reimbursed
     expenses....      0.85%     0.80%     1.22%     2.24%    1.01%     1.12%     2.02%    10.18%
(2)  Ratio of net
     investment
     income
     (loss) to
     average net
     assets prior
     to waived
     fees and
     reimbursed
     expenses....      5.15%     5.23%     4.77%     4.06%    0.83%     1.01%     0.46%   (7.18)%
(1)  Ratio of net
     expenses to
     average net
     assets prior
     to waived
     fees and
     reimbursed
     expenses....      1.07%     1.22%     3.83%   11.43%      .97%     1.18%     2.46%   12.73%
(2)  Ratio of net
     investment
     income
     (loss) to
     average net
     assets prior
     to waived
     fees and
     reimbursed
     expenses....      4.41%     3.93%     1.74%  (6.80)%     5.42%     5.17%     3.81%  (5.38)%

(3) For fiscal years beginning on or after September 15, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged. This amount may vary from period to period and fund to fund depending on the mix of trades executed in various markets where trading practices and commission rate structures may differ.

-------------------------------------------------------------------------------
* The Asset Allocation fund commenced operations on April 15, 1994.

**The Growth Fund commenced operations on April 12, 1994.

***
  The Money Market Fund commenced operations on May 19, 1994.

****
  The U.S. Government Allocation Fund commenced operations on April 26, 1994.

*****
  Total returns do not include any sales charges.

                       PARTICIPATING INSURANCE COMPANIES

  The Funds are funding vehicles for VA Contracts and VLI Policies offered by the separate accounts of Participating Insurance Companies. Life & Annuity Trust currently does not foresee any disadvantages to the holders of VA Contracts and VLI Policies arising from the fact that the interests of the holders of VA Contracts and VLI Policies may differ. Nevertheless, Life & Annuity Trust's Board of Trustees intends to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts. The VA Contracts and VLI Policies are described in the separate prospectuses issued by the Participating Insurance Companies. Life & Annuity Trust assumes no responsibility for such prospectuses. Individual holders of VA Contracts and VLI Policies are not the "shareholders" of or "investors" in the Funds. Rather, the Participating Insurance Companies and their separate accounts are the shareholders or investors, although such companies will pass through voting rights to the holders of VA Contracts and VLI Policies. For a discussion of the voting rights of holders of VA Contracts and VLI Policies, please see the prospectuses of the Participating Insurance Companies.

                      INVESTMENT OBJECTIVES AND POLICIES

ASSET ALLOCATION FUND

  The Asset Allocation Fund's investment objective is to seek over the long term a high level of total return, including net realized and unrealized capital gains and net investment income, consistent with reasonable risk. The Fund seeks to achieve its objective by pursuing an asset allocation strategy that allocates the Fund's assets among three broad categories of investments: stocks, bonds and money market instruments. This strategy is based upon the premise that certain asset classes from time to time are either under- or over-valued relative to each other by the market, and that undervalued asset classes represent relatively better long-term, risk-adjusted investment opportunities. Timely, low-cost shifts among common stocks, U.S. Treasury bonds and money market instruments (as determined by their perceived relative over- or under-valuation) can, therefore, produce attractive investment returns. The Fund is not designed to profit from short-term market changes.

  In determining the appropriate mix, BGFA uses an investment model, the Asset Allocation Model, that was originally developed in 1973 and is continually refined and updated. The Asset Allocation Model, which is proprietary to BGFA, analyzes extensive financial data from numerous sources and recommends a portfolio allocation among common stocks, U.S. Treasury bonds and money market instruments. The Asset Allocation Model has broad latitude to allocate and reallocate the investments in the Fund's portfolio. At any given time, substantially all of the Fund's assets may be invested in a single asset class and the relative allocation among the asset classes may shift significantly from time to time. The Fund is not designed to profit from short-term market changes.

  The following description illustrates the types of investments in which the Fund may invest.

    Stock Investments. In making its stock investments, the Fund invests in a representative sample of the common stocks comprising the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index")/1/ using, to the extent feasible, the same weighting formula used by that index. The Fund does not individually select common stocks on the basis of traditional investment analysis.
--------
/1/Standard & Poor's Corporation ("S&P") does not sponsor the Fund nor is it affiliated with the Fund, Stephens, Wells Fargo Bank or BGFA. "S&P" and "S&P 500" are trademarks of McGraw-Hill, Inc.

    Bond Investments. The Fund purchases U.S. Treasury bonds with maturities greater than 20 years. The bond portion of the Fund's portfolio is managed to attain an average maturity of between 22 and 28 years for the U.S. Treasury bonds held. U.S. Treasury bonds have been selected by BGFA for this portion of the Fund's portfolio because of their relatively low purchase and sale transaction costs and because of the low default risk associated with them.

    Money Market Investments. The money market instrument portion of the Fund's portfolio is invested in high-quality money market instruments, including obligations of the U.S. Government, its agencies or instrumentalities, obligations of domestic and foreign banks, short-term corporate debt instruments and repurchase agreements.

    Other Investments. The Fund also may enter into futures and options contracts and options on futures contracts and make margin payments in connection with such contracts, purchase securities with put rights in order to maintain liquidity, purchase unrated instruments that are determined by Wells Fargo Bank to be of investment quality comparable to other rated instruments that the Fund is permitted to purchase, and may purchase securities on a delayed delivery or when-issued basis. The Fund is a diversified portfolio.

  A more complete description of the Asset Allocation Model, certain trading policies relating to the implementation of the Model's recommendations and the Fund's investments and investment activities is contained in the "Prospectus Appendix -- Additional Investment Policies" and in the Funds' SAI.

EQUITY VALUE FUND

  The Equity Value Fund's investment objective is to seek to provide investors with long-term capital appreciation. The Fund pursues this objective by investing primarily in equity securities, including common stocks and may invest in debt instruments that are convertible into common stocks of both domestic and foreign companies. The Fund may invest in large, well-established companies and smaller companies with market capitalization exceeding $50 million. The Fund may invest up to 25% of its assets in American Depositary Receipts and similar instruments. Income generation is a secondary consideration.

  Common Stocks. The Fund may purchase dividend paying stocks of particular issuers when the issuer's dividend record may, in the investment adviser's opinion, have a favorable influence on the market value of the securities. The Fund also may purchase convertible securities with the same characteristics as common stocks. As with all mutual funds, there can be no assurance that the Fund, which is a diversified portfolio, will achieve its investment objective. In selecting equity investments (which may include common stocks of both domestic and foreign companies) for the Fund, the adviser selects companies for investment using both quantitative and qualitative analysis to identify those issuers that, in the adviser's opinion, exhibit below-average valuation multiples, above-average financial strength, a strong position in their industry and a history of steady profit growth.

  Other Investments. The adviser also may select other equity securities in addition to common stocks for investment by the Fund. Such other equity securities are preferred stocks, high grade securities convertible into common stocks, and warrants. The Fund will not invest more than 5% of its net assets in warrants, no more than 2% of which will be invested in warrants which are not listed on the New York or American Stock Exchanges. For temporary defensive purposes, however, the Fund may invest in U.S. Government obligations (as defined below), certificates of deposit, bankers' acceptances, commercial paper, repurchase agreements (maturing in seven days or less) and debt obligations of corporations (corporate bonds, debentures, notes and other similar corporate debt instruments) that are rated investment grade or better by S&P or Moody's.

  The Fund also may hold short-term U.S. Government obligations, money market instruments, repurchase agreements, securities issued by other investment companies within the limits prescribed by the Investment Company Act of 1940, as amended (the "1940 Act"), and cash, pending investment, to meet anticipated redemption requests or if the investment adviser deems suitable investments for the Fund to be unavailable. Such investments may be made in such proportions as, in the opinion of the investment adviser, existing circumstances may warrant, and may include obligations of foreign banks and foreign branches of U.S. banks.

  A more complete description of the Fund's investments and investment activities is contained in the "Prospectus Appendix -- Additional Investment Policies" and in the SAI.

GROWTH FUND

  The Growth Fund seeks to earn current income and achieve long-term capital appreciation. It seeks to achieve this objective by investing primarily in common stocks and preferred stocks and debt securities that are convertible into common stocks. Under normal market conditions, the Fund invests at least 65% of its total assets in common stocks and securities which are convertible into common stocks and at least 65% of its total assets in income-producing securities. The Fund may invest up to 25% of its assets in American Depositary Receipts and similar instruments.

  Common Stocks. The Growth Fund invests in common stocks of issuers that exhibit a strong earnings growth trend and that are believed by Wells Fargo Bank, as investment adviser, to have above-average prospects for future earnings growth. The Fund maintains a portfolio of common stocks diversified among industries and companies. The Fund may invest in common stocks of large companies with market capitalization which falls within the range of the Russell 1000 Index (as of December 1997, this range was from $3.0 billion to $240.0 billion) that Wells Fargo Bank believes offer the potential for long-term earnings growth or above-average dividend yield. Emphasis may be placed on common stocks which are trading at low price-to-earnings ratios, either relative to the overall market or to the security's historic price-to-earnings relationship, and on common stocks of issuers that have historically paid above-average dividends. The capitalization range for the Russell 1000 Index is expected to change frequently. The Fund may invest in companies with a market capitalization under $3.0 billion if the investment adviser to the Fund believes such investments to be in the best interest of the Fund.

  The Growth Fund intends generally to invest less than 50% of its assets in the securities of medium and smaller sized companies and the remainder in securities of larger sized companies. However, the actual percentages may vary according to changes in market conditions and the judgment of the Fund's investment adviser of how best to achieve the Fund's investment objective.

  Other Investments. The Fund may retain cash or invest some of its assets in high-quality money market instruments, consisting of U.S. Treasury bills, shares of other mutual funds and repurchase agreements. The Fund also is permitted to lend its portfolio securities.

  The Fund also may purchase securities with put rights (in order to maintain liquidity), and privately issued securities which may be resold only in accordance with Rule 144A under the Securities Act of 1933. The Fund is a diversified portfolio. In addition, the Fund may invest up to 25% of its assets in American Depositary Receipts ("ADRs") and similar instruments and may invest up to 15% of its assets in equity securities of companies in emerging or less developed markets. A more complete description of the Fund's investments and investment activities is contained in the "Prospectus Appendix -- Additional Investment Policies" and in the Funds' SAI.

MONEY MARKET FUND

  The Money Market Fund seeks to provide investors with a high level of income, while preserving capital and liquidity, by investing in high-quality, short-term securities. The Fund only invests its assets in U.S. dollar-denominated, high-quality money market instruments, and may engage in certain other investment activities as described in this Prospectus. Permitted investments consist of obligations of the U.S. Government, its agencies or instrumentalities (including government-sponsored enterprises), obligations of domestic and foreign banks, commercial paper and repurchase agreements and other debt obligations such as municipal obligations, asset-backed securities and securities issued by special purpose entities. The Fund also may invest in unrated instruments determined by Wells Fargo Bank to be of comparable quality to other rated instruments that the Fund is permitted to purchase and otherwise purchased in accordance with Fund procedures. The Fund is a diversified portfolio. A more complete description of these investments and investment activities is contained in the "Prospectus Appendix -- Additional Investment Policies" and in the Funds' SAI.

STRATEGIC GROWTH FUND

  The Strategic Growth Fund seeks to provide investors with an above-average level of capital appreciation. The Strategic Growth Fund seeks to achieve this objective through the active management of a broadly-diversified portfolio of equity securities of companies expected to experience strong growth in revenues, earnings and assets. The Fund is designed to provide above-average capital growth for investors willing to assume above-average risk.

  Common Stock. The Fund invests primarily in common stocks that Wells Fargo Bank, as investment adviser, believes have better-than-average prospects for appreciation. Under normal market conditions, the Fund will hold at least 20 common stock issues spread across multiple industry groups, with the majority of these holdings consisting of established growth companies, turnaround or acquisition candidates, or attractive larger capitalization companies. The stock issues held by the Fund may have some of the following characteristics: low or no dividends; smaller market capitalizations; less market liquidity; relatively short operating histories; aggressive capitalization structures (including high debt levels); and involvement in rapidly growing/changing industries and/or new technologies.

  Additionally, it is expected that the Fund may from time to time acquire securities through initial public offerings, and may acquire and hold common stocks of smaller and newer issuers. It is expected that no more than 40% of the Fund's assets will be invested in these highly aggressive issues at one time.

  Though the Fund will hold a number of larger capitalization stocks, under normal market conditions more than 50% of the Fund's total assets will be invested in companies whose market capitalizations at the time of acquisition are within the capitalization range of companies listed on the Russell Midcap Index. As of December 1997, the capitalization range for the Russell Midcap Index was from $.43 billion to $16.42 billion. The capitalization range for the Russell Midcap Index is expected to change frequently. The Fund may invest in companies with a market capitalization under $.43 billion if the investment adviser to the Fund believes such investments to be in the best interest of the Fund.

  Under ordinary market conditions, at least 65% of the value of the total assets of the Fund will be invested in common stocks and in securities which are convertible into common stocks that Wells Fargo Bank, as investment adviser, believes have better-than-average prospects for appreciation.

  Other Investments. The Fund may invest in convertible debt securities. At most, 5% of the Fund's net assets will be invested in convertible debt securities that are either not rated in the four highest rating categories by one or more nationally recognized statistical rating organizations ("NRSROs"), such as Moody's Investor Service, Inc. ("Moody's") or Standard & Poor's Ratings Group ("S&P"), or unrated securities determined by Wells Fargo Bank to be of comparable quality. See "Risk Factors" below.

  From time to time, when the adviser, Wells Fargo Bank, determines market conditions make pursuing the Fund's basic investment strategy inconsistent with the best interests of the Fund's investors, the Fund may use temporary alternative strategies, primarily designed to reduce fluctuations in the value of the Fund's assets. In implementing these temporary "defensive" strategies, the Fund may invest in preferred stock or investment-grade debt securities that are convertible into common stock and in money market instruments. Generally, these temporary "defensive" investments will not exceed 30% of the Fund's total assets.

  The Fund also may invest up to 25% of its assets in American Depositary Receipts ("ADRs") and similar instruments and may invest up to 15% of its assets in equity securities of companies in emerging or less developed markets.

  A more complete description of the Fund's investments and investment activities is contained in the "Prospectus Appendix -- Additional Investment Policies" and in the SAI.

U.S. GOVERNMENT ALLOCATION FUND

  The U.S. Government Allocation Fund's investment objective is to seek over the long term a high level of total return, including net realized and unrealized capital gains and net investment income, consistent with reasonable risk. The Fund seeks to achieve its objective by pursuing a strategy of allocating and reallocating its investments among the following three classes of debt instruments: long-term U.S. Treasury bonds, intermediate-term U.S. Treasury notes and short-term money market instruments. This strategy is based upon the premise that those classes of debt securities, from time to time, are either over- or under-valued relative to each other by the market, and that under- valued asset classes represent relatively better long-term investment opportunities. Timely, low-cost shifts among such securities (as determined by their perceived relative over- or under-valuation) can, therefore, produce attractive long-term investment returns. Under normal market conditions, the Fund invests at least 65% of the value of its total assets in U.S. Government obligations.

  In determining the appropriate mix of assets in the Fund's portfolio, BGFA uses an investment model, the U.S. Government Allocation Model, which is also used by BGFA as a basis for managing large employee benefit trust funds and other institutional accounts. The Model, which is proprietary to BGFA, analyzes extensive financial data from various sources and recommends a portfolio allocation among the three classes of debt instruments. The U.S. Government Allocation Model has broad latitude to allocate and reallocate the investments in the Fund's portfolio. At any given time, substantially all of the Fund's assets may be invested in a single asset class, and the relative allocation among the asset classes may shift significantly from time to time. The Fund is not designed to profit from short-term market changes.

  The following description illustrates the types of debt instruments in which the Fund may invest.

  Long-Term Investments. The Fund may purchase U.S. Treasury bonds with remaining maturities of at least 20 years. Under normal market conditions, the dollar-weighted average maturity of this portion of the Fund's portfolio is expected to range between 22 and 28 years.

  Intermediate-Term Investments. The Fund may purchase U.S. Treasury notes and other U.S. Treasury securities with remaining maturities ranging from one to 20 years. Under normal market conditions, the dollar-weighted average maturity of this portion of the Fund's portfolio is expected to range between three and seven years.

  Short-Term Investments. The Fund may purchase short-term money market instruments with remaining maturities of one year or less. This portion of the Fund's portfolio may be invested in the following types of short-term money market instruments: U.S. Government obligations, commercial paper, bankers' acceptances, certificates of deposit, fixed time deposits and repurchase agreements. U.S. dollar-denominated obligations of both domestic and foreign banks may be included.

  U.S. Government obligations have been selected by Wells Fargo Bank as the Fund's principal investments because of their relatively low purchase and sale transaction costs and because of the low default risk associated with them (i.e., they are issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities).

  Other Investments. The Fund also may enter into futures and options contracts and options on futures contracts and make margin payments in connection with such contracts, invest in unrated instruments determined by the Fund's adviser to be of investment quality comparable to other rated instruments that the Fund is permitted to purchase, and purchase securities on a delayed delivery or when-issued basis. The Fund is a diversified portfolio. A more complete description of the model and the Fund's investments and investment activities is contained in the "Prospectus Appendix -- Additional Investment Policies" and in the Funds' SAI.

PERFORMANCE

  Each Fund's performance may be advertised in terms of average annual total return and cumulative total return. In addition, the performance for the U.S. Government Allocation Fund and the Money Market Fund may be advertised in terms of yield. These performance figures are based on historical results calculated under uniform SEC formulas and are not intended to indicate future performance. The actual return of a holder of a VA Contract or VLI Policy is also affected by charges and fees imposed by the separate accounts of Participating Insurance Companies. Any Fund advertising is accompanied by performance information of the related insurance company separate accounts which fund the VA Contracts or VLI Policies or by an explanation that Fund performance information does not reflect separate account fees and charges.

  Each Fund's total return is based on the overall dollar or percentage change in value of a hypothetical investment in the Fund and assumes that all Fund dividends and capital gain distributions are reinvested.

  The yield for the U.S. Government Allocation Fund and the Money Market Fund is calculated by dividing each Fund's net investment income per share earned during a specified period (30 days for the U.S. Government Allocation Fund and seven days or 30 days for the Money Market Fund) by its net asset value per share on the last day of such period and annualizing the result. Each Fund's annual report contains additional performance information and is available upon request without charge from the Funds' distributor.

POTENTIAL RISKS ASSOCIATED WITH AN INVESTMENT IN THE FUNDS

  An investment in the Funds is not insured or guaranteed against loss of principal. When prices of the securities that a Fund owns decline, so does the value of such Fund's shares and the value of an investment in a Fund may increase or decrease. Although the Money Market Fund seeks to maintain a stable net asset value of $1.00 per share, there is no assurance that it will be able to do so. As with all mutual funds, there can be no assurance that a Fund will achieve its investment objective. Investors should be prepared to accept some risk, including possible loss of principal, with the money they invest in a Fund.

  The debt instruments in the Funds' portfolios are subject to interest-rate risk and credit risk. Interest-rate risk is the risk that increases in market interest rates may adversely affect the value of the intermediate- and long-term debt securities in which a Fund invests and hence the value of an investment in such Fund. The values of such securities generally change inversely to changes in market interest rates. During those periods in which a high percentage of a Fund's portfolio is invested in long-term bonds, its exposure to interest-rate risk is greater because the longer maturity of those securities means their value generally is more sensitive to changes in market interest rates than shorter-term debt securities. Credit risk is the risk that issuers of the debt instruments in which the Funds invest may default on the payment of principal and/or interest.

  The stock investments of the Funds' portfolios are subject to equity market risk. Equity market risk is the risk that common stock prices will fluctuate or decline over short or even extended periods. The U.S. stock market tends to be cyclical, with periods when stock prices generally rise and periods when prices generally decline. Throughout most of 1997, the stock market, as measured by the S&P 500 Index and other commonly used indices, was trading at or close to record levels. There can be no guarantee that these performance levels will continue. A Fund's investments in smaller sized companies present greater risks than investments in larger sized companies with more established operating histories and financial capacity.

  Investing in the securities of issuers in any foreign country, including American Depository Receipts ("ADRs") and European Depository Receipts ("EDRs") and similar securities, involves special risks and considerations not typically associated with investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country); and political, social and monetary or diplomatic developments that could affect U.S. investments in foreign countries. Additionally, dispositions of foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including withholding taxes. Foreign securities often trade with less frequency and volume than domestic securities and, therefore, may greater price volatility. Additional costs associated with an investment in foreign securities may include higher custodial fees than apply to domestic custodial arrangements and transaction costs of foreign currency conversions. Changes if foreign exchange rates also will affect the value of securities denominated or quoted in currencies other than the U.S. dollar. A Fund's performance may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments.

  There are special risks involved in investing in emerging-market countries. Many investments in emerging markets can be considered speculative, and their prices can be much more volatile than in the more developed nations of the world. This difference reflects the greater uncertainties of investing in less established markets and economies. In addition, the financial markets of emerging markets countries are generally less well capitalized and thus securities of issuers based in such countries may be less liquid. Further, such markets may be vulnerable to high inflation and interest rates. Most are heavily dependent on international trade, and some are especially vulnerable to recessions in other countries. Some of these countries are also sensitive to world commodity prices and may be subject to political and social uncertainties.

  Some of the permissible investments described throughout this Prospectus are considered "derivative" securities because their value is derived, at least in part, from the price of another security or a specified asset, index or rate. The futures contracts and options on futures contracts that the Allocation Funds may purchase are considered derivatives. The Allocation Funds may only purchase or sell these contracts or options as substitutes for comparable market positions in the underlying securities. Also, asset-backed securities issued or guaranteed by U.S. Government agencies or instrumentalities and certain floating-and variable-rate instruments can be considered derivatives. Some derivatives may be more sensitive than direct securities to changes in interest rates or sudden market moves. Some derivatives also may be susceptible to fluctuations in yield or value due to their structure or contract terms.

  Wells Fargo Bank and BGFA use a variety of internal risk management procedures to ensure that derivatives use is consistent with a Fund's investment objective, does not expose the Fund to undue risk and is closely monitored. These procedures include providing periodic reports to the Board of Trustees concerning the use of derivatives. Also, cash maintained by each Fund for short- term liquidity needs (e.g., to meet anticipated redemption requests) will, as a general matter, only be invested in U.S. Treasury bills, shares of other mutual funds and repurchase agreements.

  The use of derivatives by the Funds also is subject to broadly applicable investment policies. For example, the Funds may not invest more than a specified percentage of their assets in "illiquid securities," including those derivatives that do not have active secondary markets. Nor may a Fund use certain derivatives without establishing adequate "cover" in compliance with SEC rules limiting the use of leverage.

  Because the Asset Allocation Fund and the U.S. Government Allocation Fund (the "Allocation Funds") may shift their investment allocations significantly from time to time, their performance may differ from funds which invest in one asset class or from funds with a stable mix of assets. Further, shifts among asset classes may result in relatively high portfolio turnover rates, which may, in turn, result in increased brokerage and transaction costs. These costs may not be offset by the improved performance expected from the asset allocation strategies. A Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of securities for the fiscal year by the monthly average of the value of a Fund's securities (with obligations having less than one year until maturity excluded).

  The Money Market Fund, under the Investment Company Act of 1940 ("1940 Act"), must comply with certain investment criteria designed to provide liquidity, reduce risk and allow the Fund to maintain a stable net asset value of $1.00 per share. The Fund's dollar-weighted average portfolio maturity must not exceed 90 days. Any security that the Fund purchases must have a remaining maturity of not more than 397 days (thirteen months). In addition, any security that the Fund purchases must present minimal credit risks and be of high quality (i.e., be rated in the top two rating categories by the required number of nationally recognized statistical rating organizations or, if unrated, determined to be of comparable quality to such rated securities). These determinations are made by Wells Fargo Bank, as the Funds' investment adviser, under guidelines adopted by Life & Annuity Trust's Board of Trustees.

  The Money Market Fund seeks to reduce risk by investing its assets in securities of various issuers. As such, the Money Market Fund is considered to be diversified for purposes of the 1940 Act. In addition, the Money Market Fund, since its inception, has emphasized safety of principal and high credit quality. In particular, the internal investment policies of the Fund's investment adviser, Wells Fargo Bank, have always prohibited the purchase for the Fund of many types of floating-rate derivative securities that are considered potentially volatile. The following types of derivative securities ARE NOT permitted investments for the Fund:

  . capped floaters (on which interest is not paid when market rates move above a certain level);

  . leveraged floaters (whose interest-rate reset provisions are based on a formula that magnifies changes in interest rates);

  . range floaters (which do not pay any interest if market interest rates move outside of a specified range);

  . dual index floaters (whose interest-rate reset provisions are tied to more than one index so that a change in the relationship between these indices may result in the value of the instrument falling below face value); and

  . inverse floaters (which reset in the opposite direction of their index).

  Additionally, the Money Market Fund may not invest in securities whose interest rate reset provisions are tied to an index that materially lags short- term interest rates, such as Cost of Funds Index ("COFI") Floaters. The Fund may only invest in floating-rate securities that bear interest at a rate that resets quarterly or more frequently, and which resets based on changes in standard money market rate indices such as U.S. Treasury bills, London Interbank Offered Rate, the prime rate, published commercial paper rates, federal funds rates, Public Securities Associates ("PSA") floaters or JJ Kenney index floaters.

  See "Prospectus Appendix -- Additional Investment Policies" for further discussion of the Funds' investments and related risks.

                            INVESTING IN THE FUNDS

NET ASSET VALUE

  The value of each Fund's share is its "net asset value," or NAV. NAV is computed by adding the value of a Fund's portfolio investments plus cash and other assets, deducting liabilities and then dividing the result by the number of shares outstanding. The NAV of the Asset Allocation, Equity Value, Growth Fund, Strategic Growth and U.S. Government Allocation Funds (the "Non-Money Market Funds") is expected to fluctuate daily. As noted above, the Money Market Fund seeks to maintain a constant $1.00 NAV share price, although there is no assurance that it will be able to do so.

  The Funds are open Monday through Friday and are closed on weekends. The Non-Money Market Funds are closed on standard New York Stock Exchange holidays. The Money Market Fund is closed on standard federal bank holidays. Unless otherwise specified, the term "Business Day" when used in reference to the Non- Money Market Funds refers only to the days such Funds are open and when used in reference to the Money Market Fund refers only to the days the Money Market Fund is open. Wells Fargo Bank calculates each Non-Money Market Fund's NAV as of 1:00 p.m. (Pacific time) each Business Day. Wells Fargo Bank calculates the Money Market Fund's NAV as of 9:00 a.m. (Pacific time) each Business Day.

  Except for debt obligations with remaining maturities of 60 days or less, which are valued at amortized cost (unless the Board of Trustees determines that amortized cost does not represent fair value), the Non-Money Market Funds' other assets are valued at current market prices, or if such prices are not readily available, at fair value as determined in good faith by Life & Annuity Trust's Board of Trustees. Prices used for such valuations may be provided by independent pricing services.

  The Money Market Fund's portfolio investments are valued on the basis of amortized cost. This valuation method involves valuing a portfolio instrument at its cost at the time of purchase and thereafter assuming a constant amortization or accretion to maturity of any premium or discount, without regard to the effect of fluctuating interest rates on the market value of the instrument. By using amortized cost valuation, which reasonably approximates market value, the Money Market Fund seeks to maintain a constant NAV of $1.00 per share.

PURCHASES AND REDEMPTIONS

  The separate accounts of the Participating Insurance Companies place orders to purchase and redeem shares of each Fund based on, among other things, the amount of premium payments to be invested and the amount of surrender and transfer requests (as defined in the prospectuses describing the VA Contracts and VLI Policies issued by the Participating Insurance Companies) to be effected on that day pursuant to VA Contracts and VLI policies.

  Orders received by a Fund or a Fund's transfer agent are effected on each Business Day. For the Non-Money Market Funds purchase and redemption orders received before 1:00 p.m. (Pacific time) are effected at the respective NAV per share determined as of 1:00 p.m. (Pacific time) on that same day. Orders received after 1:00 p.m. (Pacific time) for shares of a Non-Money Market Fund are effected on the next Business Day. With respect to the Money Market Fund, if orders are received by the Fund or the Fund's transfer agent by 9:00 a.m. (Pacific time), the order is executed on the same day at the NAV per share determined as of 9:00 a.m. (Pacific time). Orders received after 9:00 a.m. (Pacific time) for shares of the Money Market Fund generally are executed on the next Business Day.

  All orders for the purchase of shares are subject to acceptance or rejection by Life & Annuity Trust. Payment for redemptions will be made by Life & Annuity Trust's transfer agent on behalf of Life & Annuity Trust and the relevant Funds within seven days after the request is received. Life & Annuity Trust may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the New York Stock Exchange is closed (other than customary weekend and holiday closings, or during which trading is restricted, or during which as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such periods as the SEC or the 1940 Act may otherwise permit.

  Life & Annuity Trust does not assess any fees, either when it sells or when it redeems its shares. Surrender charges, mortality and expense risk fees and other charges may be assessed by Participating Insurance Companies under the VA Contracts or VLI Policies. These fees and charges are described in the Participating Insurance Companies' prospectuses.

  Should any conflict between VA Contract and VLI Policy holders arise which would require that a substantial amount of net assets be withdrawn from a Fund of Life & Annuity Trust, orderly portfolio management could be disrupted to the potential detriment of the VA Contract and VLI Policy holders.

                          DIVIDENDS AND DISTRIBUTIONS

  Each Fund is treated separately in determining the amounts of dividends of net investment income and distributions of capital gains payable to its shareholders. Dividends and distributions are automatically reinvested on the payment date for each shareholder's account in additional shares of the Fund that paid the dividend or distribution at NAV or are paid in cash at the election of the Participating Insurance Company.

  The Asset Allocation, Equity Value and Growth Funds declare and pay a quarterly dividend, the Strategic Growth Fund declares and pays an annual dividend and the U.S. Government Allocation Fund declares and pays a monthly dividend, of substantially all of their respective net investment income. The Money Market Fund declares dividends daily and pays the dividends monthly. The Funds generally distribute any capital gains once a year. Participating Insurance Companies will be informed by January 31 about the amount and character of dividends and distributions of the previous year from the relevant Fund for federal income tax purposes.

                            MANAGEMENT OF THE FUNDS

  Life & Annuity Trust was organized as a Delaware Business Trust on October 28, 1993. The Board of Trustees of Life & Annuity Trust supervises each Fund's activities, monitors its contractual arrangements with various service-providers and decides upon matters of general policy.

  Life & Annuity Trust offers shares of the Funds only to Participating Insurance Companies, and only Participating Insurance Companies and their separate accounts are considered shareholders of, or investors in, the Funds. Although the Participating Insurance Companies and their separate accounts are the shareholders or investors, such companies will pass through voting rights to their VA Contract and VLI Policy holders. For a discussion of the voting rights of VA Contract and VLI Policy holders, please refer to the Participating Insurance Companies' prospectuses.

  When matters are submitted for shareholder vote, shareholders of each Fund have one vote for each full share and fractional votes for fractional shares held. A separate vote of a Fund is required on any matter affecting the Fund on which shareholders are entitled to vote, such as approval of a Fund's agreement with the Fund's investment adviser. Shareholders of one Fund are not entitled to vote on a matter that does not affect that Fund but that does require a separate vote of the other Funds. Normally no annual meetings of shareholders will be held unless and until such time as less than a majority of Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees.

  A more detailed description of the voting rights and attributes of the shares is contained in the "Capital Stock" section of the Funds' SAI.

INVESTMENT ADVISER

  The Funds are advised by Wells Fargo Bank. Wells Fargo Bank, one of the largest banks in the United States, was founded in 1852 and is the oldest bank in the western United States. As of December 31, 1997, Wells Fargo Bank and its affiliates managed more than $62 billion of assets of individuals, trusts, estates and institutions. Wells Fargo Bank is the investment adviser or sub-adviser to several other registered, open-end management investment companies. From time to time, each of the Funds, consistent with its investment objective, policies and restrictions, may invest in securities of companies with which Wells Fargo Bank has a lending relationship. Wells Fargo Bank, a wholly owned subsidiary of Wells Fargo & Company, is located at 420 Montgomery Street, San Francisco, California 94104.

  Wells Fargo Bank provides investment guidance and policy direction in connection with the daily portfolio management of the Funds. Wells Fargo Bank also furnishes the Board of Trustees with periodic reports on the Funds' investment strategy and performance. For its services as investment adviser to the Non-Money Market Funds, Wells Fargo Bank is entitled to a monthly advisory fee at an annual rate equal to 0.60% of each Fund's average daily net assets. For its services as investment adviser to the Money Market Fund, Wells Fargo Bank is entitled to a monthly advisory fee at an annual rate equal to 0.45% of the Fund's average daily net assets. For the year ended December 31, 1997, Wells Fargo Bank was paid 0.60%, 0.52%, 0.27% and 0.45%, of the average daily net assets of the Asset Allocation, Growth, Money Market and U.S. Government Allocation Funds, respectively, as compensation for its advisory services. The Equity Value and Strategic Growth Funds had not yet commenced operations during this period.

INVESTMENT SUB-ADVISERS

  Wells Fargo Bank has engaged BGFA to provide sub-advisory services to the Asset Allocation and U.S. Government Allocation Funds. Wells Fargo Bank has retained authority over the management of each Fund and the investment and disposition of each Fund's assets.

  As compensation for it sub-advisory services, BGFA is entitled to receive a monthly fee equal to an annual rate of 0.15% of the first $900 million of the Asset Allocation Fund's average daily net assets and 0.10% of net assets over $900 million. As compensation for sub-advisory services for the U.S. Government Allocation Fund, BGFA is entitled to receive a monthly fee equal to an annual rate of 0.05% of the first $75 million of the U.S. Government Allocation Fund's average daily net assets, 0.04% of the next $75 million of such Fund's net assets, and 0.03% of net assets over $150 million. For the year ended December 31, 1997, BGFA actually received payment for its sub-advisory services at the rate of 0.15% and 0.10% of the average daily net assets of the Asset Allocation and the U.S. Government Allocation Funds, respectively. BGFA is located at 45 Fremont Street, San Francisco, California 94105. BGFA is a wholly owned subsidiary of BGI and is an indirect subsidiary of Barclays Bank PLC.

  As of May 1, 1998, Wells Fargo Bank has engaged WCM to provide sub-advisory services to the Equity Value, Growth, Money Market and Strategic Growth Funds. Wells Fargo Bank has retained authority over the management of each such Fund and the investment and disposition of such Funds' assets. As compensation for its sub-advisory services, WCM is entitled to receive a monthly fee equal to an annual rate of 0.25% of the first $200 million of each of the Equity Value, Growth and Strategic Growth Funds' average daily net assets, 0.20% of the next $200 million and 0.15% of net assets over $400 million. As compensation for sub-advisory services for the Money Market Fund, WCM is entitled to receive a monthly fee equal to an annual rate of 0.05% of the first $960 million of the Money Market Fund's average daily net assets and 0.04% of net assets over $960 million. WCM is located at 525 Market Street, 10th Floor, San Francisco, CA 94105.

PORTFOLIO MANAGERS

  Mr. Brian Mulligan is responsible, as co-manager, for the day-to-day management of the portfolio of the Growth Fund. Mr. Mulligan has been co-manager since October 1, 1995. Mr. Mulligan joined Wells Fargo Bank in 1986 through its acquisition of Crocker National Bank, where he had been a portfolio manager. He is a Vice President and Manager of the San Francisco Investment Office, where he is primarily responsible for personal accounts including individuals, charitable foundations and IRAs. He also covers, from a research standpoint, the telecommunications and electric utility industries. He graduated from Skidmore College with a B.S. degree in business management. He is a chartered financial analyst and serves as a member of the staff of graders. In addition, Mr. Mulligan is a former member of the Board of Governors for the Los Angeles Society of Financial Analysts and a present member of the San Francisco Security Analysts Society.

  Ms. Kelli Hill, as co-manager, has been responsible for the day-to-day management of the portfolio of the Growth Fund since May 1, 1997. Ms. Hill joined Wells Fargo Bank in 1987 and manages client portfolios. Prior to joining Wells Fargo Bank, Ms. Hill worked as an institutional equity trader for E.F. Hutton. Ms. Hill holds a B.A. from the University of Southern California in international relations and economics and is working toward her chartered financial analyst designation.

  Mr. Rex Wardlaw, as co-manager, has been responsible for the day-to-day management of the portfolio of the Equity Value Fund since May 1, 1998. Mr. Wardlaw joined Wells Fargo Bank in 1986 and has eight years of investment experience. He is the Private Client Services investment manager for the Portland office and is responsible for stock market research in healthcare, basic industries and transportation sectors. He holds an M.B.A. from the University of Oregon and a B.A. from Northwest Nazarene College. Mr. Wardlaw is a chartered financial analyst and a member of the Portland Society of Financial Analysts. He is also a member of the Association for Investment management and Research and the American Association of Individual Investors.

  Mr. Allen Wisniewski has been responsible, as co-manager, for the day-to-day management of the portfolio of the Equity Value Fund since May 1, 1998. He also is responsible for managing equity and balanced accounts for high-net-worth individuals and pensions. Mr. Wisniewski joined Wells Fargo Bank in April 1987 with the acquisition of Bank of America's consumer trust services, where he was a portfolio manager. He received his B.A. degree and M.B.A. degree in economics and finance from the University of California at Los Angeles. He is a member of the Los Angeles Society of Financial Analysts.

  Mr. Jon Hickman has assumed responsibility as portfolio co-manager of the Strategic Growth Fund since May 1, 1998. Mr. Hickman has over sixteen years' experience in the investment management field. He joined Wells Fargo Bank in 1986 managing equity and balanced portfolios for individuals and employee benefit plans. He is a senior member of Wells Fargo Bank's Equity Strategy Committee. Mr. Hickman has a B.A. and an M.B.A. in Finance from Brigham Young University.

  Mr. Chris Greene joined Wells Fargo Bank on April 1, 1997, and has been responsible as portfolio co-manager of the Strategic Growth Fund since May 1, 1998. Immediately prior to joining Wells Fargo Bank, Mr. Greene worked for three years in the Mergers & Acquisitions group for Hambrecht & Quist, an investment banking firm focusing on growth companies. Before that, he worked for two years at GB Capital Management and prior to that, he worked at Wood Island Associates, firms focusing on equity and fixed-income securities. He has over five years experience in the industry. Mr. Greene received his B.A. in Economics from Claremont McKenna College.

  The Asset Allocation and U.S. Government Allocation Funds are managed based on the recommendations of computer models, and no person is primarily responsible for making investment decisions.

  Morrison & Foerster LLP, counsel to Life & Annuity Trust and special counsel to Wells Fargo Bank and BGFA, has advised Life & Annuity Trust, Wells Fargo Bank and BGFA that Wells Fargo Bank, BGFA and their respective affiliates, may perform the services contemplated by this Prospectus and the Advisory Contracts without violation of the Glass-Steagall Act or other applicable banking laws or regulations. Such counsel has pointed out, however, that there are no controlling judicial or administrative interpretations or decisions and that future judicial or administrative interpretations of, or decisions relating to, present federal or state statutes, including the Glass-Steagall Act, and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as future changes in such statutes, regulations and judicial or administrative decisions or interpretations could prevent Wells Fargo Bank, BGFA and their respective affiliates from continuing to perform, in whole or in part, such services. If Wells Fargo Bank or BGFA were prohibited from performing any such services, it is expected that the Trustees of Life & Annuity Trust would recommend to the Funds' shareholders that they approve a new advisory agreement or sub-advisory agreement (as the case may be) with another entity or entities qualified to perform such services.

ADMINISTRATOR AND CO-ADMINISTRATOR

  Wells Fargo Bank as administrator and Stephens as co-administrator provide the Funds with administration services, including general supervision of each Fund's operation, coordination of the other services provided to each Fund, compilation of information for reports to the SEC and the state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to Life & Annuity Trust's Trustees and officers. Wells Fargo Bank and Stephens also furnish office space and certain facilities to conduct each Fund's business, and Stephens compensates Life & Annuity Trust's Trustees, officers and employees who are affiliated with Stephens. For these administration services, Wells Fargo Bank and Stephens are entitled to receive monthly fees at the annual rates of 0.03% and 0.04%, respectively, of each Fund's average daily net assets. Wells Fargo Bank and Stephens may delegate certain of their administration duties to sub-administrators. Prior to February 1, 1998, Wells Fargo Bank and Stephens were entitled to receive monthly fees at the annual rates of 0.04% and 0.02%, respectively, of each Fund's average daily net assets for performing administration services. In connection with the change in fees, the responsibility for performing various administration services was shifted to the co-administrator.

  Prior to February 1, 1997, Stephens provided substantially the same services as sole administrator to the Funds. For these administration services, Stephens was entitled to a monthly fee at the annual rate of 0.03% of each Fund's average daily net assets.

SHAREHOLDER SERVICING AGENT

  The Trust has entered into a Shareholder Servicing Agreement as of May 1, 1998, on behalf of the Funds with American Skandia Life Insurance Company, and may enter into such Agreements with one or more other financial institutions which desire to act as Servicing Agents. Pursuant to each such Shareholder Servicing Agreement, the Servicing Agent, as agent for its customers, will, among other things: automatically invest cash balances maintained in customer accounts with the Servicing Agent into the funds, and redeem shares out of the Funds, in the amounts specified pursuant to agency agreements between the Servicing Agent and its customers; maintain a single shareholder account for the benefit of its customers with the Funds; provide sub-accounting services to monitor and account for its customers' beneficial ownership of Fund shares held in the Servicing Agent's shareholder account; answer customer inquiries regarding account status and history, purchases and redemptions of shares of a Fund, Fund performance and certain other matters pertaining to the Funds; assist its customers in designating and changing account designations and addresses; process Fund purchase and redemption transactions; forward and receive funds in connection with purchases or redemptions of shares of a Fund; provide periodic statements showing a customer's subaccount balance; furnish (either separately or on an integrated basis with other reports sent to a customer by the Servicing Agent) monthly statements and confirmations of purchases and redemptions of Fund shares in the Servicing Agent's shareholder account on behalf of the customer; forward to its customers proxy statements, annual reports, updated prospectuses and other communications from the Funds to shareholders as required; receive, tabulate and forward to the Trust proxies executed by or on behalf of its customers with respect to meetings of shareholders of the Funds; and provide such other related services, and necessary personnel and facilities to provide all of the shareholder services contemplated by the Shareholder Servicing Agreement, in each case, as the Trust or a customer of the Servicing Agent may reasonably request. All purchases and redemptions are effected through Stephens as the Fund's Distributor.

  For providing these services, each Servicing Agent is entitled to receive a fee from each Fund, which may be paid periodically, of up to 0.25%, on an annualized basis, of the average daily net assets of the Fund represented by shares owned of record by the Servicing Agent on behalf of its customers, or an amount which, when considered in conjunction with amounts payable pursuant to the Fund's Distribution Agreement, equals the maximum amount payable to the Servicing Agent under applicable laws, regulations or rules, whichever is less. A Servicing Agent also may impose certain conditions on its customers, subject to the terms of this Prospectus, in addition to or different from those imposed by the Fund, such as requiring a minimum initial investment or the payment of additional fees for additional services offered to the customer. The exercise of voting rights and the delivery to customers of shareholder communications will be governed by the customers' agency agreements with the Servicing Agent. The Servicing Agent has agreed to forward to its customers who are shareholders of the Fund appropriate prior written disclosure of any fees that it may charge them directly and to provide written notice at least 15 days prior to imposition of any transaction fees.

DISTRIBUTOR

  Stephens is the Funds' co-administrator and distributes the Funds' shares. Stephens is a full service broker/dealer and investment advisory firm located at 111 Center Street, Little Rock, Arkansas 72201. Stephens and its predecessor have been providing securities and investment services for more than 60 years. Additionally, they have been providing discretionary portfolio management services since 1983. Stephens currently manages investment portfolios for pension and profit sharing plans, individual investors, foundations, insurance companies and university endowments.

  Stephens, as the principal underwriter of the Funds within the meaning of the 1940 Act, has entered into a Distribution Agreement with Life & Annuity Trust pursuant to which Stephens has the responsibility for distributing shares of the Funds.

  Stephens, as distributor of each Fund's shares, or the Participating Insurance companies that offer VA Contracts and VLI Policies that are funded by the Funds, bears all of the Funds' marketing expenses. These expenses include the cost of printing prospectuses, statements of additional information and other sales-related materials.

CUSTODIAN

  Wells Fargo Bank serves as the custodian for the Equity Value, Growth, Money Market and Strategic Growth Funds. Wells Fargo Bank performs these services at 525 Market Street, San Francisco, California 94105.

  BGI serves as the custodian for the Asset Allocation and U.S. Government Allocation Funds and performs these services at 45 Fremont Street, San Francisco, California 94105.

FUND ACCOUNTANT

  Wells Fargo Bank serves as the Fund Accountant for the Funds and performs these services at 525 Market Street, San Francisco, California 94105.

TRANSFER AND DIVIDEND DISBURSING AGENT

  Wells Fargo Bank serves as the Funds' transfer and dividend disbursing agent and performs the transfer and dividend disbursing agency activities at 525 Market Street, San Francisco, California 94105.

                                     TAXES

  Distributions from a Fund's net investment income and net short-term capital gain, if any, are taxable to the Fund's shareholders as ordinary income. Distributions from a Fund's net long-term capital gains are taxable to the Fund's shareholders as long-term capital gains. In general, distributions will be taxable when paid, whether such distributions are taken in cash or are automatically reinvested in additional Fund shares. However, dividends declared in October, November or December of one year and distributed in January of the following year will be taxable as if they were paid by December 31 of the first year.

  As described in the prospectuses of the Participating Insurance Companies, individual holders of VA Contracts and VLI Policies may qualify for favorable tax treatment. In order to qualify for such treatment, the Internal Revenue Code of 1986, as amended (the "Code"), requires, among other things, that the "separate accounts" of the Participating Insurance Companies, which maintain and invest net proceeds form the VA Contracts and VLI Policies, to be "adequately diversified." See "Taxation of a Separate Account of a Participating Insurance Company" in the SAI. Subject to certain conditions, for purposes of the "adequate diversification" test, shares of a Fund will not be treated as single investment. Rather, the separate account will be treated as the owner of its proportionate share of each of the assets of the Fund. Each Fund intends to satisfy the relevant conditions of the Code and Treasury Regulations so that its shares held in a separate account of a Participating Insurance Company, and the VA Contracts and VLI Policies underlying such account, may qualify for favorable tax treatment.

  The foregoing discussion regarding taxes is based on tax laws which were in effect as of the date of this Prospectus and summarizes only some of the material federal income tax considerations affecting the Funds and their shareholders. It is not intended as a substitute for careful tax planning and does not discuss state, local or foreign income tax considerations; you should consult your own tax advisor with respect to your specific tax situation. Please see the SAI for further federal income tax considerations. Federal income taxation of separate accounts of life insurance companies, VA Contracts and VLI Policies is discussed in the Prospectuses of the Participating Insurance Companies.

                                 FUND EXPENSES

  From time to time Wells Fargo Bank and Stephens may waive all or a portion of the fees payable to them and reimburse expenses payable to others. Any such waivers or reimbursements will reduce a Fund's expenses and, therefore, have a favorable impact on the Fund's performance. Except for the expenses borne by Wells Fargo Bank and Stephens, Life & Annuity Trust bears all costs of its operations, including, shareholder servicing, transfer agency, custody and administration fees, payments pursuant to any Plans, interest, fees and expenses of independent auditors and legal counsel and any extraordinary expenses. Expenses attributable to a Fund are charged against a Fund's assets. General expenses of Life & Annuity Trust are allocated among all of the Funds of Life & Annuity Trust in a manner proportionate to the net assets of each Fund, on a transactional basis, or on such other basis as Life & Annuity Trust in a manner proportionate to the net assets of each Fund, on a transactional basis, or on such other basis as Life & Annuity Trust's Board of Trustees deems equitable.

                              GENERAL INFORMATION

  The Funds' SAI and this Prospectus omit certain information contained in the Registration Statement that the Funds have filed with the SEC under the Securities Act of 1933 and the 1940 Act, and reference is hereby made to the Registration Statement and its exhibits and amendments for further information about the Funds and the shares offered hereby. The Registration Statement and its exhibits and amendments are available for public inspection at the SEC in Washington, D.C.

             PROSPECTUS APPENDIX -- ADDITIONAL INVESTMENT POLICIES

  Set forth below is additional information about the Funds' permitted investment activities and related risks. For further information please see "Additional Permitted Investment Activities" in the SAI.

 Asset Allocation and U.S. Government Allocation Models

  BGFA compares the Asset Allocation and U.S. Government Allocation Funds' investments daily to the Asset Allocation Model's and the U.S. Government Allocation Model's (the "Models") recommended asset allocation. Each Model has broad latitude to allocate and reallocate the assets in the corresponding Fund's portfolio. Each Model recommends allocations among each asset class in 5% increments only. Each Fund's investments are compared from time to time to the corresponding Model's recommendations. Recommended reallocations are implemented subject to BGFA'a assessment of current economic conditions and investment opportunities. Any recommended reallocation is implemented in accordance with trading policies that have been designed to take advantage of market opportunities and to reduce transaction costs. Notwithstanding any recommendation of the appropriate Model to the contrary, each Fund will generally maintain at least that portion of its assets in money market instruments reasonably considered necessary to meet redemption requirements. There is no requirement that the Fund maintain positions in any particular asset class or classes. BGFA may change from time to time the criteria and methods it uses to implement the recommendations of a Model. The overall management of each Fund is based on the recommendations of the corresponding model, and no person is primarily responsible for recommending the mix of asset classes in a Fund's portfolio or the mix of securities within the asset classes. Decisions relating to each Model are made by BGFA's investment committee. A key component of each Model is a set of assumptions concerning expected risk and return and investor attitudes toward risk, which are incorporated into the allocation decision.

 Certain Asset-Backed Securities

  The Equity Value, Growth and Strategic Growth Funds may purchase asset-backed securities unrelated to mortgage loans. These asset-backed securities may consist of undivided fractional interests in pools of consumer loans or receivables held in trust. Examples include certificates for automobile receivables (CARS) and credit card receivables (CARDS). Payments of principal and interest on these asset-backed securities are "passed through" on a monthly or other periodic basis to certificate holders and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guaranty, or subordination. The extent of credit enhancement varies, but usually amounts to only a fraction of the asset-backed security's par value until exhausted. Ultimately, asset-backed securities are dependent upon payment of the consumer loans or receivables by individuals, and the certificate holder frequently has no recourse to the entity that originated the loans or receivables. The actual maturity and realized yield will vary based upon the prepayment experience of the underlying asset pool and prevailing interest rates at the time of prepayment. Asset-backed securities are relatively new instruments and may be subject to greater risk of default during periods of economic downturn than other instruments. Also, the secondary market for certain asset-backed securities may not be as liquid as the market for other types of securities, which could result in a fund experiencing difficulty in valuing or liquidating such securities.

 Convertible Securities.

  The Equity Value, Growth and Strategic Growth Funds may invest in convertible securities that provide current income, are issued by companies with the characteristics described above and have a strong earnings and credit record. The Funds may purchase convertible securities that are fixed-income debt instruments or preferred stocks, which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same issuer. Convertible Securities, while usually subordinated to similar nonconvertible securities, are senior to common stocks in an issuer's capital structure. Convertible Securities offer flexibility by providing the investor with a steady income stream (generally yielding a lower amount than similar nonconvertible securities and a higher amount than common stocks) as well as the opportunity to take advantage of increases in the price of the issuer's common stock through the conversion feature. Fluctuations in the convertible security's price tend to correlate with changes in the market value of the common stock. At most, 5% of a Fund's net assets will be invested in convertible debt securities that are either rated below the four highest rating categories (which includes securities also known as "junk bonds") by one or more nationally recognized statistical rating organizations ("NRSROs"), such as Moody's Investor Service, Inc. ("Moody's") or Standard & Poor's Ratings Group ("S&P"), or unrated securities determined by Wells Fargo Bank to be of comparable quality. Securities rated in the fourth highest rating category (i.e., rated BBB by S&P or Baa by Moody's) are regarded by S&P as having an adequate capacity to pay interest and repay principal, but changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make such repayments. Moody's considers such securities as having speculative characteristics. For additional information relating to investments in below investment-grade securities see "Additional Permitted Investment Activities -- Unrated, Downgraded and Below Investment-Grade Investments" in the Funds' SAI.

 Corporate Reorganizations

  The Equity Value and Strategic Growth Funds may invest in securities for which a tender or exchange offer has been made or announced, and in securities of companies for which a merger, consolidation, liquidation or similar reorganization proposal has been announced if, in the judgment of Wells Fargo Bank, there is a reasonable prospect of capital appreciation significantly greater than the added portfolio turnover expenses inherent in the short term nature of such transactions. The principal risk associated with such investments is that such offers or proposals may not be consummated within the time and under the terms contemplated at the time of the investment, in which case, unless such offers or proposals are replaced by equivalent or increased offers or proposals which are consummated, the Funds may sustain a loss.

 Custodial Receipts for Treasury Securities

  The Equity Value and Strategic Growth Funds may purchase participations in trusts that hold U.S. Treasury securities (such as TIGRS and CATS) or other obligations where the trust participations evidence ownership in either the future interest payments or the future principal payments on the obligations. These participations are normally issued at a discount to their "face value," and can exhibit greater price volatility than ordinary debt securities because of the way in which their principal and interest are returned to investors. Investments by a Fund in such participations will not exceed 5% of the value of that Fund's total assets.

 Emerging Markets

  Each of the Growth and Strategic Growth Funds may invest up to 15% of its assets in equity securities of companies in "emerging markets." The Fund considers countries with emerging markets to include the following: (i) countries with an emerging stock market as defined by the International Finance Corporation; (ii) countries with low- to middle-income economies according to the International Bank for Reconstruction and Development (more commonly referred to as the

World Bank); and (iii) countries listed in World Bank publications as developing. The adviser may invest in those emerging markets that have a relatively low gross national product per capita, compared to the world's major economies, and which exhibit potential for rapid economic growth. The adviser believes that investment in equity securities of emerging market issuers offers significant potential for long-term capital appreciation.

  Equity securities of emerging market issuers may include common stock, preferred stocks (including convertible preferred stocks) and warrants; bonds, notes and debentures convertible into common or preferred stock; equity interests in foreign investment funds or trusts and real estate investment trust securities. The Growth Fund may invest in ADRs, CDRs, GDRs, EDRs and IDRs of such issuers.

  Emerging market countries include, but are not limited to: Argentina, Brazil, Chile, China, the Czech Republic, Columbia, Ecuador, Greece, Hong Kong, Indonesia, India, Malaysia, Mexico, the Philippines, Poland, Portugal, Peru, Russia, Singapore, South Africa, Thailand, Taiwan and Turkey. A company is considered in a country, market or region if it conducts its principal business activities there, namely, if it derives a significant portion (at least 50%) of its revenues or profits from goods produced or sold, investments made, or services performed therein or has at least 50% of its assets situated in such country, market or region.

  There are special risks involved in investing in emerging-market countries. Most are heavily dependent on international trade and some are especially vulnerable to recessions in other countries. Many of these countries are also sensitive to world commodity prices. Some countries may still have obsolete financial systems, economic problems or archaic legal systems. In addition, many of these nations are experiencing political and social uncertainties. Many investments in emerging markets can be considered speculative, and their prices can be much more volatile than in the more developed nations of the world. This difference reflects the greater uncertainties of investing in less established markets and economies. The financial markets of emerging markets countries are generally less well capitalized and thus securities of issuers based in such countries may be less liquid. Returns on such investments may also be subject taxes withheld at the source under foreign tax laws, and there is a possibility of expropriation or confiscatory taxation, political, social and monetary instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, securities of issuers located in those countries.

 Floating- and Variable-Rate Instruments

  The Funds may purchase debt instruments with interest rates that are periodically adjusted at specified intervals or whenever a benchmark rate or index changes. These adjustments generally limit the increase or decrease in the amount of interest received on the debt instruments. The floating- and variable-rate instruments that the Funds may purchase include certificates of participation in such instruments. Floating- and variable-rate instruments are subject to interest-rate risk and credit risk.

  The Equity Value Fund also may hold floating- and variable-rate instruments that have interest rates that re-set inversely to changing current market rates and/or have embedded interest rate floors and caps that require the issuer to pay an adjusted interest rate if market rates fall below or rise above a specified rate. These instruments represent relatively recent innovations in the bond markets, and the trading market for these instruments is less developed than the markets for traditional types of debt instruments. it is uncertain how these instruments will perform under different economic and interest-rate scenarios. The market value of these instruments may be more volatile than other types of debt instruments and may present greater potential for capital-gain or loss. in some cases, it may be difficult to determine the fair value of a structured or derivative instrument because of a lack of reliable objective information and an established secondary market for some instruments may not exist. See "Additional Permitted Investment Activities" in the SAI for additional information.

 Foreign Obligations and Securities

  A Fund may invest up to 25% of its assets in high-quality, short-term debt obligations of foreign branches of U.S. banks or U.S. branches of foreign banks that are denominated in and pay interest in U.S. dollars.

  Each of the Equity Value, Growth and Strategic Growth Funds may invest up to 25% of its assets in securities of foreign companies and foreign governmental issuers that are denominated in and pay interest in U.S. dollars. These securities may take the form of American Depositary Receipts ("ADRs"), Canadian Depositary Receipts ("CDRs"), European Depositary Receipts ("EDRs"), International Depositary Receipts ("IDRs") and Global Depositary Receipts ("GDRs") or other similar securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs (sponsored or unsponsored) are receipts typically issued by a U. S. bank or trust company and traded on a U.S. stock exchange, and CDRs are receipts typically issued by a Canadian bank or trust company that evidence ownership of underlying foreign securities. Issuers of unsponsored ADRs are not contractually obligated to disclose material information in the U.S. and, therefore, such information may not correlate to the market value of the unsponsored ADR. EDRs and IDRs are receipts typically issued by European banks and trust companies, and GDRs are receipts issued by either a U.S. or non-U.S. banking institution that evidence ownership of the underlying foreign securities. Generally, ADRs in registered form are designed for use in U.S. securities markets and EDRs and IDRs in bearer form are designed primarily for use in Europe.

  Investments in foreign securities involve certain considerations that are not typically associated with investing in domestic securities. There may be less publicly available information about a foreign issuer than about a domestic issuer. Foreign issuers also are not generally subject to the same accounting, auditing and financial reporting standards or governmental supervision as domestic issuers. In addition, with respect to certain foreign countries, taxes may be withheld at the source under foreign tax laws, and there is a possibility of expropriation or confiscatory taxation, political, social and monetary instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, securities of issuers located in those countries.

 Forward Commitments, When-Issued Purchases and Delay-Delivery Transactions

  Each Fund may purchase or sell securities on a when-issued or delayed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date. Although a Fund will generally purchase securities with the intention of acquiring them, a Fund may dispose of securities purchased on a when-issued, delayed-delivery or a forward commitment basis before settlement when deemed appropriate by Wells Fargo Bank.

Futures Transactions

  To the extent permitted by applicable regulations, the Asset Allocation, Equity Value and U.S. Government Allocation Funds are permitted to use futures contracts and options on futures contracts as substitutes for comparable market positions in the underlying securities. These contracts and options may include stock index and interest rate futures contracts and options thereon.

  A futures contract obligates the seller to deliver (and the purchaser to take), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock or interest-rate index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks or instruments in the index occurs. with respect to indexes that are permitted investments, each Allocation Fund intends to purchase and sell futures contracts on the index for which it can obtain the best price with consideration also given to liquidity.

  An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. Upon exercise of the option, the writer/seller is required to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). upon exercise of the option, the assumption of offsetting futures positions by the writer/seller and holder/buyer of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract.

  Stock Index Futures and Options on Stock Index Futures. Each Allocation Fund may invest in stock index futures and options on stock index futures as a substitute for a comparable market position in the underlying securities. The Equity Value Fund may invest in stock index futures in order to protect the value of common stock investments or to maintain liquidity, provided not more than 5% of its net assets are committed to such transactions. A stock index future obligates the seller to deliver (and the purchaser to take), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. With respect to stock indices that are permitted investments, each fund intends to purchase and sell futures contracts on the stock index for which it can obtain the best price with consideration also given to liquidity.

  Interest-Rate Futures Contracts and Options on Interest-Rate Futures Contracts. Each Allocation Fund may invest in interest-rate futures contracts and options on interest-rate futures contracts as a substitute for a comparable market position in the underlying securities. Each Fund may also sell options on interest-rate futures contracts as part of closing purchase transactions to terminate its options positions. No assurance can be given that such closing transactions can be effected or the degree of correlation between price movements in the options on interest rate futures and price movements in the Fund's securities which are the subject of the transaction.

  Although each Allocation Fund intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the relevant Allocation Fund to substantial losses. If it is not possible, or the Allocation Fund determines not, to close a futures position in anticipation of adverse price movements, it may be required to make daily cash payments of variation margin.

 Letters of Credit

  Certain of the debt obligations, certificates of participation, commercial paper and other short-term obligations which the Money Market Fund is permitted to purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Letter of credit-backed investments must, in the opinion of Wells Fargo Bank, be of investment quality comparable to other permitted investments of the Money Market Fund.

 Loans of Portfolio Securities

  Each Non-Money Market Fund may lend securities from its portfolio to brokers, dealers and financial institutions (but not individuals) in order to increase the return on such Fund's portfolio. The value of the loaned securities may not exceed one-third of a Fund's total assets and loans of portfolio securities are fully collateralized based on values that are marked-to-market daily. The Non-Money Market Funds will not enter into any portfolio security lending arrangement having a duration of longer than one year. The principal risk of portfolio lending is potential default or insolvency of the borrower. In either of these cases, a Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. The Non-Money Market Funds may pay reasonable administrative and custodial fees in connection with loans of portfolio securities and may pay a portion of the interest or fee earned thereon to the borrower or a placing broker.

 Money Market Instruments

  The Funds may invest in the following types of high quality money market instruments that have remaining maturities not exceeding one year: (i) U.S. Government obligations; (ii) negotiable certificates of deposit, bankers' acceptances and fixed time deposits and other obligations of domestic banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the FDIC; (iii) commercial paper rated at the date of purchase "P-1" by Moody's or "A-1" or "A-1+" by S&P, or, if unrated, of comparable quality as determined by Wells Fargo Bank, as investment adviser; and (iv) repurchase agreements. The Funds also may invest in short-term U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that at the time of investment: (i) have more than $10 billion, or the equivalent in other currencies, in total assets; (ii) are among the 75 largest foreign banks in the world as determined on the basis of assets; (iii) have branches or agencies in the United States; and (iv) in the opinion of Wells Fargo Bank, as investment adviser, are of comparable quality to obligations of U.S. banks which may be purchased by the Funds.

 Options

  The Equity Value and Strategic Growth Funds may purchase or sell options on individual securities or options on indices of securities as described below. The purchaser of an option risks a total loss of the premium paid for the option if the price of the underlying security does not increase or decrease sufficiently to justify exercise. The seller of an option, on the other hand, will recognize the premium as income if the option expires unrecognized but foregoes any capital appreciation in excess of the exercise price in the case of a call option and may be required to pay a price in excess of current market value in the case of a put option.

  Call and Put Options on Specific Securities. The Equity Value Fund may invest in call and put options on a specific security. The Strategic Growth Fund may invest up to 15% of its assets, represented by the premium paid, in the purchase of call and put options in respect of specific securities (or groups of "baskets" of specific securities). The Equity Value Fund may purchase put and call options listed on a national securities exchange and issued by the Options Clearing Corporation in an amount not exceeding 5% of its net assets.

  A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, an underlying security at the exercise price at any time during the option period. Conversely, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, an underlying security at the exercise price at any time during the option period. Investments by a Fund in off-exchange options will be treated as "illiquid" and therefore subject to each Fund's policy of not investing more than 15% of its net assets in illiquid securities.

  The Equity Value Fund may write covered call option contracts and secured put options as Wells Fargo Bank deems appropriate. A covered call option is a call option for which the writer of the option owns the security covered by the option. Covered call options written by a Fund expose the Fund during the term of the option (i) to the possible loss of opportunity to realize appreciation in the market price of the underlying security or (ii) to possible loss caused by continued holding of a security which might otherwise have been sold to protect against depreciation in the market price of the security. If a Fund writes a secured put option, it assumes the risk of loss should the market value of the underlying security decline below the exercise price of the option. the aggregate value of the securities subject to options written by the Equity Value Fund will not exceed 25% of the value of its assets. The use of covered call options and securities put options will not be a primary investment technique of the Funds, and they are expected to be used infrequently. if the adviser is incorrect in its forecast of market value or other factors when writing the foregoing options, a fund would be in a worse position than it would have been had the foregoing investment techniques not been used.

  Each of the Equity Value and Strategic Growth Funds may engage in unlisted over-the-counter options with broker/dealers deemed creditworthy by the adviser. Closing transactions for such options are usually effected directly with the same broker/dealer that effected the original option transaction. A fund bears the risk that the broker/dealer will fail to meet its obligations. There is no assurance that a liquid secondary trading market exists for closing out an unlisted option position. Furthermore, unlisted options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation, which performs the obligations of its members who fail to perform in connection with the purchase or sale of options.

Other Investment Companies

  Each Fund may invest in shares of other open-end management investment companies, up to the limits prescribed in Section 12(d) of the 1940 Act. Under the 1940 Act, a Fund's investment in such securities currently is limited to, subject to certain exceptions, (i) 3% of the total voting stock of any one investment company, (ii) 5% of such Fund's net assets with respect to any one investment company and (iii) 10% of such Fund's net assets in aggregate. Other investment companies in which the Funds invest can be expected to charge fees for operating expenses such as investment advisory and administration fees, that would be in addition to those charged by the Funds.

 Privately Issued Securities (Rule 144A)

  The Funds may invest in privately issued securities which may be resold in accordance with Rule 144A under the Securities Act of 1933 ("Rule 144A Securities"). Rule 144A Securities are restricted securities which are not publicly traded. Accordingly, the liquidity of the market for specific Rule 144A Securities may vary. Delay or difficulty in selling such securities may result in a loss to a Fund. Privately issued securities that are determined by the investment adviser to be

"illiquid" are subject to each Funds' policy of not investing more than 15% (10% in the case of the Money Market Funds) of its net assets in illiquid securities.

 Repurchase Agreements

  The Funds may enter into repurchase transactions in which the seller of a security to a Fund agrees to repurchase that security from such Fund at a mutually agreed-upon time and price. The period of maturity is usually quite short, often overnight or a few days, although it may extend over a number of months. A Fund may enter into repurchase agreements only with respect to securities that could otherwise be purchased by the Fund, and all repurchase transactions must be collateralized. A Fund may incur a loss on a repurchase transaction if the seller defaults and the value of the underlying collateral declines or is otherwise limited or if receipt of the security or collateral is delayed. The Funds may participate in pooled repurchase agreement transactions with other funds advised by Wells Fargo Bank.

 Short-Term Corporate Debt Instruments

  The Asset Allocation and U.S. Government Allocation Funds may invest in commercial paper (including variable amount master demand notes), which refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. The Asset Allocation and U.S. Government Allocation Funds also may invest in non-convertible corporate debt securities (e.g., bonds and debentures) with no more than one year remaining to maturity at the date of settlement. Such Funds will invest only in such corporate bonds and debentures that are rated at the time of purchase at least "Aa" by Moody's or "AA" by S&P.

 Temporary Investments

  Each Fund may hold a certain portion of its assets in cash or short-term investments in order to maintain adequate liquidity for redemption requests or other cash management needs or for temporary defensive purposes during periods of unusual market volatility. The short-term investments that the funds may purchase include, among other things, U.S. government obligations, shares of other mutual funds, repurchase agreements, obligations of domestic banks and short-term obligations of foreign banks, corporations and other entities.

 U.S. Government Obligations

  The Funds may invest in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government obligations"). Payment of principal and interest on U.S. Government Obligations (i) may be backed by the full faith and credit of the United States ( as with U.S. Treasury bills and GNMA certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with FNMA notes). In the latter case investors must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government will provide financial support to its agencies or instrumentalities where it is not obligated to do so. In addition, U.S. Government Obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government Obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government Obligations are subject to fluctuations in yield or value due to their structure or contract terms.

INVESTMENT POLICIES

  Each Fund's investment objective, as set forth in the "Investment Objectives and Policies" section, is fundamental; that is, it may not be changed without approval by the vote of a majority of a Fund's outstanding voting securities, as described under "Capital Stock" in the Funds' SAI. In addition, any fundamental investment policy may not be changed without such shareholder approval. If the Board of Trustees determines, however, that a substantive change in a non-fundamental investment policy or strategy is in the best interests of a Fund's shareholders, the Board may make such change without shareholder approval and will disclose any such material changes in the affected Fund's then-current prospectus.

  As matters of fundamental policy, each Fund may: (i) not purchase securities of any issuer (except U.S. Government obligations) if as a result, with respect to 75% of a Fund's assets, more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer;
(ii) borrow from banks up to 20%, with respect to the Asset Allocation Fund and the U.S. Government Allocation Fund, or 10%, with respect to the other Funds, of the current value of its net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 20%, with respect to the Asset Allocation Fund and the U.S. Government Allocation Fund, or 10% with respect to the other Funds, of the current value of its net assets (but investments may not be purchased while any such outstanding borrowing in excess of 5% of its net assets exists); and
(iii) not invest 25% or more of its assets (i.e., concentrate) in any particular industry, except that: (a) each Fund may invest 25% or more of its assets in U.S. Government obligations; (b) the Money Market Fund may concentrate its assets in obligations of domestic banks (for purposes of this restriction, domestic bank obligations do not include obligations of foreign branches of U.S. banks and obligations of U.S. branches of foreign banks); and
(c) the Asset Allocation Fund is permitted to concentrate its assets in any industry for the same period as does the S&P 500 Index, and the Asset Allocation Fund's money market investments may be concentrated in the banking industry. However, the Asset Allocation Fund's money market investments in the banking industry will not represent 25% or more of its total assets unless the SEC staff has confirmed that it does not object to the Fund reserving freedom of action to concentrate investments in the banking industry. In addition, as a matter of fundamental policy, the Money Market Fund may not make loans of portfolio securities or assets, except that loans for purposes of this restriction will not include the purchase of fixed time deposits, repurchase agreements, commercial paper and other short-term obligations, and other types of debt instruments commonly sold in a public or private offering; and the other Funds may make such loans in accordance with their investment policies.

  With respect to Item (i) above, it may be possible that the aggregate ownership by Life & Annuity Trust would exceed 10% of the outstanding voting securities of an issuer. With respect to Item (ii) above, each Fund presently does not intend to put at risk more than 5% of its assets during the coming year. With respect to loans of portfolio securities, the Asset Allocation Fund presently does not intend to put at risk more than 5% of its assets during the coming year.

  As a matter of non-fundamental policy, each Fund may invest up to 15% (10% for the Money Market Fund) of the current value of its net assets in securities that are illiquid. For these purposes, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days and (c) repurchase agreements not terminable within seven days.

  Illiquid Securities shall not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 (the "1933 Act") that have been determined to be liquid by the adviser, pursuant to guidelines established by the Trust's Board of Trustees, and commercial paper that is sold under Section 4(2) of the 1933 Act that (i) is not traded flat or in default as to interest or principal and (ii) is rated in one of the two highest categories by at least two NRSROs and the adviser, pursuant to guidelines established by the Trust's Board of Trustees, has determined the commercial paper to be liquid; or (iii) is rated in one of the two highest categories by one NRSRO and the adviser, pursuant to guidelines established by the Trust's Board of Trustees, has determined that the commercial paper is of equivalent quality and is liquid), if by any reason thereof the value of its aggregate investment in such classes of securities will exceed 10% of its total assets.

                              LIFE & ANNUITY TRUST
                                  800-680-8920

                       STATEMENT OF ADDITIONAL INFORMATION

                                DATED MAY 1, 1998

                              ASSET ALLOCATION FUND
                                EQUITY VALUE FUND

                                   GROWTH FUND
                                MONEY MARKET FUND
                              STRATEGIC GROWTH FUND
                         U.S. GOVERNMENT ALLOCATION FUND

    Life & Annuity Trust (at times, the "Trust") is an open-end series investment company. This Statement of Additional Information ("SAI") contains additional information about six of the series of Life & Annuity Trust -- the Asset Allocation Fund, Equity Value Fund, Growth Fund (formerly, the "Growth and Income Fund"), Money Market Fund, Strategic Growth Fund and U.S. Government Allocation Fund (each, a "Fund" and collectively, the "Funds"). The investment objective of each Fund is described in the Prospectus under "Investment Objectives and Policies."

    This SAI is not a prospectus and should be read in conjunction with the Funds' Prospectus, dated May 1, 1998. All terms used in this SAI that are defined in the Prospectus have the meanings assigned in the Prospectus. A copy of the Prospectus may be obtained without charge by calling (800) 680-8920 or by writing to American Skandia, P.O. Box 883, Shelton, Connecticut 06484-0883,
Attn:

                                TABLE OF CONTENTS
  Investment Restrictions...............................................................    1
  Additional Permitted Investment Activities............................................    3
  Management............................................................................   14
  Performance Calculations.............................................................    18
  Determination of Net Asset Value.....................................................    21
  Additional Purchase and Redemption Information.......................................    22
  Portfolio Transactions...............................................................    22
  Fund Expenses........................................................................    24
  Federal Income Taxes.................................................................    24
  Capital Stock........................................................................    27
  Other................................................................................    28
  Independent Auditors.................................................................    29
  Appendix.............................................................................   A-1
  Report of Independent Auditors and Financial Statements..............................  FS-1
                                       i

                             INVESTMENT RESTRICTIONS

    Fundamental Investment Policies. The Funds are subject to the following investment restrictions, all of which are fundamental policies; that is, they may not be changed, without approval by the vote of the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the outstanding voting securities of such Fund.

    The Funds may not:

        (1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of any Fund's investments in that industry would be 25% or more of the current value of such Fund's total assets, provided that there is no limitation with respect to investments in
    (i) obligations of the U.S. Government, its agencies or instrumentalities;
    (ii) in the case of the Asset Allocation Fund, any industry in which the S&P 500 Index becomes concentrated to the same degree during the same period;
    (iii) in the case of the Asset Allocation Fund, its money market instruments may be invested in the banking industry (but the Fund will not do so unless the Securities and Exchange Commission ("SEC") staff confirms that it does not object to the Fund reserving freedom of action to concentrate investments in the banking industry); and (iv) in the case of the Money Market Fund, the obligations of domestic banks (for the purpose of this restriction, domestic bank obligations do not include obligations of U.S. branches of foreign banks or obligations of foreign branches of U.S. banks);

        (2) purchase or sell real estate or real estate limited partnerships (other than securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein);

        (3) invest in commodities, except that the Asset Allocation and U.S. Government Allocation Funds (together, the "Allocation Funds") and the Equity Value and Strategic Growth Funds may purchase and sell (i.e., write) options and futures contracts, including those relating to indices and options on futures contracts or indices and, together with the Growth Fund, may purchase securities of an issuer which invests or deals in commodities or commodity contracts;

        (4) purchase interests, leases, or limited partnership interests in oil, gas, or other mineral exploration or development programs;

        (5) purchase securities on margin (except for short-term credits necessary for the clearance of transactions and, in the case of the Equity Value, Strategic Growth and Allocation Funds, except for margin payments in connection with options, futures and options on futures) or make short sales of securities;

        (6) underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with a Fund's investment program may be deemed to be an underwriting;

        (7) make investments for the purpose of exercising control or management;

        (8) issue senior securities, except that the Growth, Equity Value, Money Market and Strategic Growth Funds may borrow from banks up to 10%, and the Allocation Funds may borrow up to 20%, of the current value of their respective net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 10% and 20%, respectively, (i.e., amounts equal to the amount borrowed, except that the Equity Value Fund may pledge up to 15% to secure 10%) of the current value of its net assets (but investments may not be purchased while any such outstanding borrowing in excess of 5% of a Fund's net assets exists). For purposes of this investment restriction, an Allocation Fund's entry into options and futures contracts including those relating to indexes and options on futures or indexes shall not constitute borrowing to the extent certain segregated accounts are established and maintained by an Allocation Fund;

        (9) write, purchase or sell puts, calls, or combinations thereof, except as may be described in the Funds' offering documents and except that the Asset Allocation, Growth, Money Market and Strategic Growth Funds may purchase securities with put rights in order to maintain liquidity, and except that the Equity Value and Growth Fund may invest up to 5% and the Strategic Growth Fund up to 15% of its net assets in such securities, in accordance with their investment policies stated below;

        (10) in the case of the Asset Allocation, Equity Value, Growth, Strategic Growth and U.S. Government Allocation Funds (together, the "Non-Money Market Funds"), purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities) if, as a result, with respect to 75% of a Fund's assets, more than 5% of the value of a Fund's total assets would be invested in the securities of any one issuer or the Fund's ownership would be more than 10% of the outstanding voting securities of such issuer; or

        (11) in the case of the Money Market Fund, make loans of portfolio securities or other assets, except that loans for purposes of this restriction will not include the purchase of fixed time deposits, repurchase agreements, commercial paper and other short-term obligations, and other types of debt instruments commonly sold in public or private offerings; the Non-Money Market Funds may lend portfolio securities to brokers, dealers and financial institutions as described below.


    Non-Fundamental Investment Policies. Each Fund has adopted the following non-fundamental policies which may be changed by a vote of a majority of the Trustees of the Trust or at any time without approval of such Fund's shareholders.

         (1) Each Fund may invest in shares of other open-end management investment companies, subject to the limitations of Section 12(d)(1) of the 1940 Act. Under the 1940 Act, a Fund's investment in such securities currently is limited to, subject to certain exceptions, (i) 3% of the total voting stock of any one investment company, (ii) 5% of such Fund's net assets with respect to any one investment company, and (iii) 10% of such Fund's net assets in the aggregate. Other investment companies in which the Funds invest can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by a Fund.

         (2) Each Fund may not invest or hold more than 15% (10% for the Money Market Fund), of it's net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days.

         (3) Each Fund may invest up to 25% of its net assets in securities of foreign governmental and foreign private issuers that are denominated in and pay interest in U.S. dollars.

         (4) Each Fund may lend securities from its portfolio to brokers, dealers and financial institutions, in amounts not to exceed (in the aggregate) one-third of each Fund's total assets. Any such loans of portfolio securities will be fully collateralized based on values that are marked to market daily. The Funds will not enter into any portfolio security lending arrangement having a duration of longer than one year.

    In addition, as provided in Rule 2a-7 under the 1940 Act, the Money Market Fund may only purchase "Eligible Securities" (as defined in Rule 2a-7) and only if, immediately after such purchase: the Money Market Fund would have no more than 5% of its total assets in "First Tier Securities" (as defined in Rule 2a-7) of any one issuer, excluding government securities and except as otherwise permitted for temporary purposes and for certain guarantees and unconditional puts; the Money Market Fund would own no more than 10% of the voting securities of any one issuer; the Money Market Fund would have no more than 5% of its total assets in "Second Tier Securities" (as defined in Rule 2a-7); and the Money Market Fund would have no more than the greater of $1 million or 1% of its total assets in Second Tier Securities of any one issuer.

                   ADDITIONAL PERMITTED INVESTMENT ACTIVITIES

    Asset Allocation Model. A key component of the Asset Allocation Model is a set of assumptions concerning expected risk and return and investor attitudes toward risk which are incorporated into the asset allocation decision. The principal inputs of financial data to the Asset Allocation Model currently are
(i) consensus estimates of the earnings, dividends and payout ratios on a broad cross-section of common stocks as reported by independent financial reporting services which survey a broad cross-section of Wall Street analysts, (ii) the estimated current yield to maturity on new long-term corporate bonds rated "AA" by Standard & Poor's Ratings Group ("S&P"), (iii) the present yield on money market instruments, (iv) the historical statistical standard deviation in investment return for each class of assets, and (v) the historical statistical correlation of investment returns among the various asset classes in which the Asset Allocation Fund invests. Using these data, the Asset Allocation Model is run daily to determine the recommended asset allocation. The model's recommendations are presently made in 5% increments.

    Asset-Backed Securities. The Equity Value, Growth and Strategic Growth
Funds may purchase asset-backed securities unrelated to mortgage loans. These asset-backed securities may consist of undivided fractional interests in pools of consumer loans or receivables held in trust. Examples include certificates for automobile receivables (CARS) and credit card receivables (CARDS). Payments of principal and interest on these asset-backed securities are "passed through" on a monthly or other periodic basis to certificate holders and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guaranty, or subordination. The extent of credit enhancement varies, but usually amounts to only a fraction of the asset-backed security's par value until exhausted. Ultimately, asset-backed securities are dependent upon payment of the consumer loans or receivables by individuals, and the certificate holder frequently has no recourse to the entity that originated the loans or receivables. The actual maturity and realized yield will vary based upon the prepayment experience of the underlying asset pool and prevailing interest rates at the time of prepayment. Asset-backed securities are relatively new instruments and may be subject to greater risk of default during periods of economic downturn than other instruments. Also, the secondary market for certain asset-backed securities may not be as liquid as the market for other types of securities, which could result in a Fund experiencing difficulty in valuing or liquidating such securities.

    Bank Obligations. The Equity Value and Strategic Growth Funds may invest in bank obligations, including certificates of deposit, time deposits, bankers' acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such securities issued by foreign branches of domestic banks, foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks, a Fund may be subject to additional investment risks that are different in some respects from those incurred by a Fund which invests only in debt obligations of U.S. domestic issuers. Such risks include possible future political and economic developments, the possible imposition of foreign withholding taxes on interest income payable on the securities, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on these securities and the possible seizure or nationalization of foreign deposits. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards than those applicable to domestic branches of U.S. banks.

    Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

    Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by a Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation ("FDIC"). Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating- or variable-interest rates.

    Commercial Paper. The Allocation Funds, Equity Value and Strategic Growth Funds may invest in commercial paper (including variable amount master demand notes) which refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations which permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. Investments by the Funds in commercial paper (including variable rate demand notes and variable rate master demand notes issued by domestic and foreign bank holding companies, corporations and financial institutions, as well as similar instruments issued by government agencies and instrumentalities) will consist of issues that are rated in one of the two highest rating categories by a Nationally Recognized Statistical Ratings Organization ("NRSRO"). Commercial paper may include variable- and floating-rate instruments.

    Convertible Securities (Lower-Rated Securities). The Equity Value, Growth, and Strategic Growth Funds may invest in convertible securities that are not rated in one of the four highest rating categories by a NRSRO. The yields on such lower rated securities, which include securities also known as junk bonds, generally are higher than the yields available on higher-rated securities. However, investments in lower rated securities and comparable unrated securities generally involve greater volatility of price and risk of loss of income and principal, including the probability of default by or bankruptcy of the issuers of such securities. Lower rated securities and comparable unrated securities (a) will likely have some quality and protective characteristics that, in the judgment of the rating organization, are outweighed by large uncertainties or major risk exposures to adverse conditions and (b) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. Accordingly, it is possible that these types of factors could, in certain instances, reduce the value of securities held in a Fund's portfolio, with a commensurate effect on the value of the Fund's shares.

    While the market values of lower rated securities and comparable unrated securities tend to react less to fluctuations in interest rate levels than the market values of higher-rated securities, the market values of certain lower rated securities and comparable unrated securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, lower rated securities and comparable unrated securities generally present a higher degree of credit risk. Issuers of lower rated securities and comparable unrated securities often are highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater because lower rated securities and comparable unrated securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. The Funds may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on their portfolio holdings. The existence of limited markets for lower rated securities and comparable unrated securities may diminish a Fund's ability to (a) obtain accurate market quotations for purposes of valuing such securities and calculating its net asset value and (b) sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in financial markets.

    Certain lower rated debt securities and comparable unrated securities frequently have call or buy-back features that permit their issuers to call or repurchase the securities from their holders, such as a Fund. If an issuer exercises these rights during periods of declining interest rates, a Fund may have to replace the security with a lower yielding security, thus resulting in a decreased return to the Fund.

    The market for certain lower rated securities and comparable unrated securities is relatively new and has not weathered a major economic recession. The effect that such a recession might have on such securities is not known. Any such recession, however, could disrupt severely the market for such securities and adversely affect the value of such securities. Any such economic downturn also could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon.

    The Funds may invest in convertible securities that provide current income and are issued by companies with the characteristics described above for each Fund and that have a strong earnings and credit record. The Funds may purchase convertible securities that are fixed-income debt securities or preferred stocks, and which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same issuer. Convertible securities, while usually subordinate to similar nonconvertible securities, are senior to common stocks in an issuer's capital structure. Convertible securities offer flexibility by providing the investor with a steady income stream (which generally yield a lower amount than similar nonconvertible securities and a higher amount than common stocks) as well as the opportunity to take advantage of increases in the price of the issuer's common stock through the conversion feature. Fluctuations in the convertible security's price can reflect changes in the market value of the common stock or changes in market interest rates. At most, 5% of each Fund's net assets will be invested, at the time of purchase, in convertible securities that are not rated in the four highest rating categories by one or more NRSROs, such as Moody's Investors Service, Inc. ("Moody's") or S&P, or unrated but determined by the advisor to be of comparable quality.

    Corporate Reorganizations. The Equity Value and Strategic Growth Funds may invest in securities for which a tender or exchange offer has been made or announced, and in securities of companies for which a merger, consolidation, liquidation or similar reorganization proposal has been announced if, in the judgment of Wells Fargo Bank, there is a reasonable prospect of capital appreciation significantly greater than the added portfolio turnover expenses inherent in the short-term nature of such transactions. The principal risk associated with such investments is that such offers or proposals may not be consummated within the time and under the terms contemplated at the time of the investment, in which case, unless such offers or proposals are replaced by equivalent or increased offers or proposals which are consummated, the Funds may sustain a loss.

    Custodial Receipts for Treasury Securities. The Equity Value and Strategic Growth Funds may purchase participations in trusts that hold U.S. Treasury securities (such as TIGRs and CATS) or other obligations where the trust participations evidence ownership in either the future interest payments or the future principal payments on the obligations. These participations are normally issued at a discount to their "face value," and can exhibit greater price volatility than ordinary debt securities because of the way in which their principal and interest are returned to investors. Investments by a Fund in such participations will not exceed 5% of the value of that Fund's total assets.

    Emerging Markets. The Growth and Strategic Growth Funds each may invest up to 15% of its assets in equity securities of companies in "emerging markets." The Funds consider countries with emerging markets to include the following: (i) countries with an emerging stock market as defined by the International Finance Corporation; (ii) countries with low- to middle-income economies according to the International Bank for Reconstruction and Development (more commonly referred to as the World Bank); and (iii) countries listed in World Bank publications as developing. The advisor may invest in those emerging markets that have a relatively low gross national product per capita, compared to the world's major economies, and which exhibit potential for rapid economic growth. The advisor believes that investment in equity securities of emerging market issuers offers significant potential for long-term capital appreciation. Equity securities of emerging market issuers may include common stock, preferred stocks (including convertible preferred stocks) and warrants; bonds, notes and debentures convertible into common or preferred stock; equity interests in foreign investment funds or trusts and real estate investment trust securities. The Funds may invest in American Depository Receipts ("ADRs"), Canadian Depository Receipts ("CDRs"), European Depository Receipts ("EDRs"), Global Depository Receipts ("GDRs") and International Depository Receipts ("IDRs") of such issuers.

    Emerging market countries include, but are not limited to: Argentina, Brazil, Chile, China, the Czech Republic, Columbia, Ecuador, Greece, Hong Kong, Indonesia, India, Malaysia, Mexico, the Philippines, Poland, Portugal, Peru, Russia, Singapore, South Africa, Thailand, Taiwan and Turkey. A company is considered in a country, market or region if it conducts its principal business activities there, namely, if it derives a significant portion (at least 50%) of its revenues or profits from goods produced or sold, investments made, or services performed therein or has at least 50% of its assets situated in such country, market or region.

    There are special risks involved in investing in emerging-market countries. Many investments in emerging markets can be considered speculative, and their prices can be much more volatile than in the more developed nations of the world. This difference reflects the greater uncertainties of investing in less established markets and economies. The financial markets of emerging markets countries are generally less well capitalized and thus securities of issuers based in such countries may be less liquid. Most are heavily dependent on international trade, and some are especially vulnerable to recessions in other countries. Many of these countries are also sensitive to world commodity prices. Some countries may still have obsolete financial systems, economic problems or archaic legal systems. In addition, many of these nations are experiencing political and social uncertainties.

    Floating and Variable Rate Obligations. The Funds may purchase floating- and variable-rate obligations. Each Fund may purchase floating- and variable-rate demand notes and bonds. Variable-rate demand notes include master demand notes that are obligations that permit a Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rates on these notes may fluctuate from time to time. The issuer of such obligations ordinarily has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and each Fund may invest in obligations which are not so rated only if Wells Fargo Bank determines that at the time of investment the obligations are of comparable quality to the other obligations in which such Fund may invest. Wells Fargo

Bank, on behalf of each Fund, considers on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in such Fund's portfolio. No Fund will invest more than 15% of the value of its total net assets in floating- or variable-rate demand obligations whose demand feature is not exercisable within seven days. Such obligations may be treated as liquid, provided that an active secondary market exists. Floating- and variable-rate instruments are subject to interest-rate risk and credit risk.

    The floating- and variable-rate instruments that the Funds may purchase include certificates of participation in such instruments.

    The Equity Value Fund may also hold floating- and variable-rate instruments that have interest rates that re-set inversely to changing current market rates and/or have embedded interest rate floors and caps that require the issuer to pay an adjusted interest rate if market rates fall below or rise above a specified rate. These instruments represent relatively recent innovations in the bond markets, and the trading market for these instruments is less developed than the markets for traditional types of debt instruments. It is uncertain how these instruments will perform under different economic and interest-rate scenarios. The market value of these instruments may be more volatile than other types of debt instruments and may present greater potential for capital-gain or loss. In some cases, it may be difficult to determine the fair value of a structured or derivative instrument because of a lack of reliable objective information and an established secondary market for some instruments may not exist.

    Foreign Obligations. The Funds may invest in foreign securities through ADRs, CDRs, EDRs, IDRs and GDRs or other similar securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company and traded on a U.S. stock exchange, and CDRs are receipts typically issued by a Canadian bank or trust company that evidence ownership of underlying foreign securities. Issuers of unsponsored ADRs are not contractually obligated to disclose material information in the U.S. and, therefore, such information may not correlate to the market value of the unsponsored ADR. EDRs and IDRs are receipts typically issued by European banks and trust companies, and GDRs are receipts issued by either a U.S. or non-U.S. banking institution, that evidence ownership of the underlying foreign securities. Generally, ADRs in registered form are designed for use in U.S. securities markets and EDRs and IDRs in bearer form are designed primarily for use in Europe. Each Fund may not invest 25% or more of its assets in foreign obligations.

    Investments in foreign securities involve certain considerations that are not typically associated with investing in domestic securities. There may be less publicly available information about a foreign issuer than about a domestic issuer. Foreign issuers also are not generally subject to the same accounting, auditing and financial reporting standards or governmental supervision as domestic issuers. In addition, with respect to certain foreign countries, taxes may be withheld at the source under foreign tax laws, and there is a possibility of expropriation or confiscatory taxation, political, social and monetary instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, securities of issuers located in those countries.

    Foreign Currency Transactions. The Equity Value Fund may enter into foreign currency exchange contracts in order to protect against uncertainty in the level of future foreign exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into the interbank market conducted between currency traders (usually large commercial banks) and their customers. Forward foreign currency exchange contracts may be bought or sold to protect the Fund against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar, or between foreign currencies. Although such contracts are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

    Because the Fund may invest in securities denominated in currencies other than the U.S. dollar and may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, they may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. Changes in foreign currency exchange rates influence values within the Fund from the perspective of U.S. investors. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities, and any net investment income and gains to be distributed to shareholders by the Fund. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors.

    Investments in foreign securities also involve certain inherent risks, such as political or economic instability of the issuer or the country of issue, the difficulty of predicting international trade patterns and the possibility of imposition of exchange controls. Such securities may also be subject to greater fluctuations in price than securities of domestic corporations. In addition, there may be less publicly available information about a foreign company than about a domestic company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. Investments in foreign securities and forward contracts may also be subject to withholding and other taxes imposed by foreign governments. With respect to certain foreign countries, there is also a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investments in those countries.

     Forward Commitments, When-Issued Purchases and Delayed-Delivery Transactions. Each Fund may purchase or sell securities on a when-issued or delayed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date. Although each Fund will generally purchase securities with the intention of acquiring them, a Fund may dispose of securities purchased on a when-issued, delayed-delivery or a forward commitment basis before settlement when deemed appropriate by the advisor. Securities purchased on a when-issued or forward commitment basis may expose the relevant Fund to risk because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued or forward commitment basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself.

    Each Fund will segregate cash, U.S. Government obligations or other high-quality debt instruments in an amount at least equal in value to the Fund's commitments to purchase when-issued securities. If the value of these assets declines, the Fund will segregate additional liquid assets on a daily basis so that the value of the segregated assets is equal to the amount of such commitments.

    Loans of Portfolio Securities. Each Non-Money Market Fund may lend its portfolio securities to brokers, dealers and financial institutions, provided:
(1) the loan is secured continuously by collateral consisting of U.S. Government securities or cash or letters of credit maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned; (2) the Fund may at any time call the loan and obtain the return of the securities loaned within five business days; (3) the Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed one third of the total assets of the Fund.

    A Fund will earn income for lending its securities because cash collateral pursuant to these loans will be invested in short-term money market instruments. In connection with lending securities, a Fund may pay reasonable finders, administrative and custodial fees. A Fund will not enter into any security lending arrangement having a duration longer than one year. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral. In either case, a Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. When a Fund lends its securities, it continues to receive interest or dividends on the securities loaned and may simultaneously earn interest on the collateral received from the borrower or from the investment of cash collateral in readily marketable, high-quality, short-term obligations. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by a Fund if a material event affecting the investment is to occur. A Fund may pay a portion of the interest or fees earned from securities lending to a borrower or placing broker. Borrowers and placing brokers may not be affiliated, directly or indirectly, with Wells Fargo Bank, Stephens Inc. or any of their affiliates.

    Money Market Instruments and Temporary Investments. The Funds may invest in the following types of high quality money market instruments that have remaining maturities not exceeding one year: (i) U.S. Government obligations; (ii) negotiable certificates of deposit, bankers' acceptances and fixed time deposits and other obligations of domestic banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the FDIC; (iii) commercial paper rated at the date of purchase "Prime-1" by Moody's or "A-1" or "A-1--" by S&P, or, if unrated, of comparable quality as determined by Wells Fargo Bank, as investment advisor; and (iv) repurchase agreements. The Funds also may invest in short-term U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that at the time of investment: (i) have more than $10 billion, or the equivalent in other currencies, in total assets; (ii) are among the 75 largest foreign banks in the world as determined on the basis of assets; (iii) have branches or agencies in the United States; and (iv) in the opinion of Wells Fargo Bank, as investment advisor, are of comparable quality to obligations of U.S. banks which may be purchased by the Funds.

         Letters of Credit. Certain of the debt obligations (including certificates of participation, commercial paper and other short-term obligations) which the Funds may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings and loan associations and insurance companies which, in the opinion of Wells Fargo Bank, are of comparable quality to issuers of other permitted investments of the Fund may be used for letter of credit-backed investments.

         Repurchase Agreements. A Fund may enter into repurchase agreements, wherein the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed upon time and price. A Fund may enter into repurchase agreements only with respect to securities that could otherwise be purchased by the Fund. All repurchase agreements will be fully collateralized at 102% based on values that are marked to market daily. The maturities of the underlying securities in a repurchase agreement transaction may be greater than twelve months, although the maximum term of a repurchase agreement will always be less than twelve months. If the seller defaults and the value of the underlying securities has declined, a Fund may incur a loss. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, the Fund's disposition of the security may be delayed or limited. Each Fund may not enter into a repurchase agreement with a maturity of more than seven days, if, as a result, more than 15% (10% for the Money Market Fund) of the market value of such Fund's total net assets would be invested in repurchase agreements with maturities of more than seven days, restricted securities and illiquid securities. A Fund will only enter into repurchase agreements with primary broker/dealers and commercial banks that meet guidelines established by the Board of Trustees and that are not affiliated with the investment advisor. The Funds may participate in pooled repurchase agreement transactions with other funds advised by Wells Fargo Bank.

    Options Trading. The Equity Value, Growth and Strategic Growth Funds may purchase or sell options on individual securities or options on indices of securities as described below. The purchaser of an option risks a total loss of the premium paid for the option if the price of the underlying security does not increase or decrease sufficiently to justify exercise. The seller of an option, on the other hand, will recognize the premium as income if the option expires unrecognized but foregoes any capital appreciation in excess of the exercise price in the case of a call option and may be required to pay a price in excess of current market value in the case of a put option.

    Call and Put Options on Specific Securities. The Equity Value Fund may invest in call and put options on a specific security. The Strategic Growth Fund may invest up to 15% of its assets, represented by the premium paid, in the purchase of call and put options in respect of specific securities (or groups of "baskets" of specific securities). The Equity Value Fund may purchase put and call options listed on a national securities exchange and issued by the Options Clearing Corporation in an amount not exceeding 5% of its net assets.

    A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, an underlying security at the exercise price at any time during the option period. Conversely, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, an underlying security at the exercise price at any time during the option period. Investments by a Fund in off-exchange options will be treated as "illiquid" and therefore subject to the Fund's policy of not investing more than 15% of its net assets in illiquid securities.

    The Equity Value Fund may write covered call option contracts and secured put options as Wells Fargo Bank deems appropriate. A covered call option is a call option for which the writer of the option owns the security covered by the option. Covered call options written by a Fund expose the Fund during the term of the option (i) to the possible loss of opportunity to realize appreciation in the market price of the underlying security or (ii) to possible loss caused by continued holding of a security which might otherwise have been sold to protect against depreciation in the market price of the security. If a Fund writes a secured put option, it assumes the risk of loss should the market value of the underlying security decline below the exercise price of the option. The aggregate value of the securities subject to options written by a Fund will not exceed 25%. The use of covered call options and securities put options will not be a primary investment technique of the Funds, and they are expected to be used infrequently. If the advisor is incorrect in its forecast of market value or other factors when writing the foregoing options, a Fund would be in a worse position than it would have been had the foregoing investment techniques not been used.

    Each Fund may engage in unlisted over-the-counter options with broker/dealers deemed creditworthy by the advisor. Closing transactions for such options are usually effected directly with the same broker/dealer that effected the original option transaction. A Fund bears the risk that the broker/dealer will fail to meet its obligations. There is no assurance that a liquid secondary trading market exists for closing out an unlisted option position. Furthermore, unlisted options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation, which performs the obligations of its members who fail to perform in connection with the purchase or sale of options.

    Each Fund may buy put and call options and write covered call and secured put options. Options trading is a highly specialized activity which entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. Purchasing options is a specialized investment technique that entails a substantial risk of a complete loss of the amounts paid as premiums to the writer of the option.

    The Funds may also write covered call and secured put options from time to time as the advisor deems appropriate. By writing a covered call option, a Fund forgoes the opportunity to profit from an increase in the market of the underlying security above the exercise price except insofar as the premium represents such a profit, and it is not able to sell the underlying security until the option expires or is exercised or the Fund effects a closing purchase transaction by purchasing an option of the same series. If a Fund writes a secured put option, it assumes the risk of loss should the market value of the underlying security decline below the exercise price of the option. If the advisor is incorrect in its forecast of market value or other factors when writing the foregoing options, the Fund would be in a worse position than it would have been had the foregoing investment techniques not been used.

    A call option for a particular security gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell the security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security. Options on indices provide the holder with the right to make or receive a cash settlement upon exercise of the option. With respect to options on indices, the amount of the settlement equals the difference between the closing price of the index at the time of exercise and the exercise price of the option expressed in dollars, times a specified multiple.

    The Funds will write call options only if they are "covered." In the case of a call option on a security or currency, the option is "covered" if a Fund owns the instrument underlying the call or has an absolute and immediate right to acquire that instrument without additional cash consideration (or, if additional cash consideration is required, cash, U.S. Government securities or other liquid high grade debt obligations, in such amount are held in a segregated account by the Fund's custodian) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if a Fund maintains with its custodian a diversified portfolio of securities comprising the index or liquid assets equal to the contract value. A call option is also covered if a Fund holds a call on the same instrument or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written provided the difference is maintained by the Fund in liquid assets in a segregated account with its custodian. The Funds will write put options only if they are "secured" by liquid assets maintained in a segregated account by the Funds' custodian in an amount not less than the exercise price of the option at all times during the option period.

    A Fund's obligation to sell an instrument subject to a covered call option written by it, or to purchase an instrument subject to a secured put option written by it, may be terminated prior to the expiration date of the option by the Fund's execution of a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying instrument, exercise price and expiration date) as the option previously written. Such a purchase does not result in the ownership of an option. A closing purchase transaction is ordinarily effected to realize a profit on an outstanding option, to prevent an underlying instrument from being called, to permit the sale of the underlying instrument or to permit the writing of a new option containing different terms on such underlying instrument. The cost of such a liquidation purchase plus transaction costs may be greater than the premium received upon the original option, in which event the Fund will have incurred a loss in the transaction. There is no assurance that a liquid secondary market will exist for any particular option. An option writer, unable to effect a closing purchase transaction, will not be able to sell the underlying instrument (in the case of a covered call option) or liquidate the segregated account (in the case of a secured put option) until the option expires or the optioned instrument or currency is delivered upon exercise with the result that the writer in such circumstances will be subject to the risk of market decline or appreciation in the instrument during such period.

    When a Fund purchases an option, the premium paid by it is recorded as an asset of the Fund. When a Fund writes an option, an amount equal to the net premium (the premium less the commission) received by a Fund is included in the liability section of the Fund's statement of assets and liabilities as a deferred credit. The amount of this asset or deferred credit will be subsequently marked-to-market to reflect the current value of the option purchased or written. The current value of the traded option is the last sale price or, in the absence of a sale, the current bid price. If an option purchased by a Fund expires unexercised the Fund realizes a loss equal to the premium paid. If a Fund enters into a closing sale transaction on an option purchased by it, the Fund realizes a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by a Fund expires on the stipulated expiration date or if a Fund enters into a closing purchase transaction, it realizes a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option is eliminated. If an option written by a Fund is exercised, the proceeds of the sale are increased by the net premium originally received and the Fund realizes a gain or loss.

    There are several risks associated with transactions in options. For example, there are significant differences between the securities, currency and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on an exchange, may be absent for reasons that include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities or currencies; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or the Options Clearing Corporation may not be adequate at all times to handle current trading value; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. A Fund is likely to be unable to control losses by closing its position where a liquid secondary market does not exist. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

    The Strategic Growth Fund may purchase or sell options on individual securities or options on indices of securities as described below. The purchaser of an option risks a total loss of the premium paid for the option if the price of the underlying security does not increase or decrease sufficiently to justify exercise. The seller of an option, on the other hand, will recognize the premium as income if the option expires unrecognized but foregoes any capital appreciation in excess of the exercise price in the case of a call option and may be required to pay a price in excess of current market value in the case of a put option.

    The Strategic Growth Fund may engage in unlisted over-the-counter options with broker/dealers deemed creditworthy by the advisor. Closing transactions for such options are usually effected directly with the same broker/dealer that effected the original option transaction. A Fund bears the risk that the broker/dealer will fail to meet its obligations. There is no assurance that a liquid secondary trading market exists for closing out an unlisted option position. Furthermore, unlisted options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation, which performs the obligations of its members who fail to perform in connection with the purchase or sale of options.

    Stock Index Options. The Equity Value and Strategic Growth Funds may purchase call and put options and write covered call options on stock indices listed on national securities exchanges or traded in the over-the-counter market to the extent of 25% of the value of its net assets.

    The effectiveness of purchasing or writing stock index options will depend upon the extent to which price movements in a Fund's investment portfolio correlate with price movements of the stock index selected. Because the value of a stock index option depends upon changes to the price of all stocks comprising the index rather than the price of a particular stock, whether a Fund will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the price of all stocks in the index, rather than movements in the price of a particular stock. Accordingly, successful use by a Fund of options on stock indexes will be subject to Wells Fargo Bank's ability to correctly analyze movements in the direction of the stock market generally or of particular industry or market segments.

    Stock Index Futures Contracts and Options on Stock Index Futures Contracts. The Equity Value and Strategic Growth Funds may participate in stock index futures contracts and options on stock index futures contracts. A futures transaction involves a firm agreement to buy or sell a commodity or financial instrument at a particular price on a specified future date, while an option transaction generally involves a right, which may or may not be exercised, to buy or sell a commodity of financial instrument at a particular price on a specified future date. Futures contracts and options are standardized and exchange-traded, where the exchange serves as the ultimate counterparty for all contracts. Consequently, the only credit risk on futures contracts is the creditworthiness of the exchange. Futures contracts, however, are subject to market risk (i.e., exposure to adverse price changes).

    A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount multiplied by the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. As the aggregate market value of the stocks in the index changes, the value of the index also changes. In the event that the index level rises above the level at which the stock index futures contract was sold, the seller of the stock index futures contract realizes a loss determined by the difference between the two index levels at the time of expiration of the stock index futures contract, and the purchaser realizes a gain in that amount. In the event the index level falls below the level at which the stock index futures contract was sold, the seller recognizes a gain determined by the difference between the two index levels at the expiration of the stock index futures contract, and the purchaser realizes a loss. Stock index futures contracts expire on a fixed date, currently one to seven months from the date of the contract, and are settled upon expiration of the contract.

    Stock index futures contracts may be purchased to protect a Fund against an increase in the prices of stocks that Fund intends to purchase. If a Fund is unable to invest its cash (or cash equivalents) in stock in an orderly fashion, a Fund may purchase a stock index futures contract to offset any increase in the price of the stock. However, it is possible that the market may decline instead, resulting in a loss on the stock index futures contract. If a Fund then concludes not to invest in stock at that time, or if the price of the securities to be purchased remains constant or increases, a Fund realizes a loss on the stock index futures contract that is not offset by a reduction in the price of securities purchased. The Funds also may buy or sell stock index futures contracts to close out existing futures positions.

    The Funds also may purchase put options on stock index futures contracts. Sales of such options may also be made to close out an open option position. The Funds may, for example, purchase a put option on a particular stock index futures contract or stock index to protect against a decline in the value of the common stocks it holds. If the stocks in the index decline in value, the put should become more valuable and the Funds could sell it to offset losses in the value of the common stocks. In this way, put options may be used to achieve the same goals the Funds seek in selling futures contracts. A put option on a stock index future gives the purchaser the right, in return for a premium paid, to assume a short (i.e., the right to sell stock index futures) position in a stock index futures contract at a specified exercise price ("strike price") at any time during the period of the option. If the option is exercised by the holder before the last trading date during the option period, the holder receives the futures position, as well as any balance in the futures margin account. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement is made entirely in cash in an amount equal to the difference between the strike price and the closing level of the relevant index on the expiration date.

    Wells Fargo Bank expects that an increase or decrease in the index in relation to the strike price level would normally correlate to an increase or decrease (but not necessarily to the same extent) in the value of a Fund's common stock portfolio against which the option was written. Thus, any loss in the option transaction may be offset by an increase in the value of the common stock portfolio to the extent changes in the index correlate to changes in the value of that portfolio. The Funds may liquidate the put options they have purchased by effecting a closing sale transaction rather than exercising the option. This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that the Funds will be able to effect the closing sale transaction. The Funds realize a gain from a closing sale transaction if the price at which the transaction is effected exceeds the premium paid to purchase the option and, if less, the Funds realize a loss.

    The Funds may each invest in stock index futures in order to protect the value of common stock investments or to maintain liquidity, provided not more than 5% of a Fund's net assets are committed to such transactions. A stock index future obligates the seller to deliver (and the purchaser to take), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. With respect to stock indices that are permitted investments, the Funds intend to purchase and sell futures contracts on the stock index for which it can obtain the best price with consideration also given to liquidity. There can be no assurance that a liquid market will exist at the time when a Fund seeks to close out a futures contract or a futures option position. Lack of a liquid market may prevent liquidation of an unfavorable position.

    Other Investment Companies. The Funds may invest in shares of other open-end management investment companies, up to the limits prescribed in Section 12(d) of the 1940 Act. Under the 1940 Act, a Fund's investment in such securities currently is limited to, subject to certain exceptions, (i) 3% of the total voting stock of any one investment company, (ii) 5% of such Fund's net assets with respect to any one investment company and (iii) 10% of such Fund's net assets in aggregate. Other investment companies in which the Funds invest can be expected to charge fees for operating expenses such as investment advisory and administration fees, that would be in addition to those charged by the Funds.

    Privately Issued Securities. The Equity Value, Growth and Strategic Growth Funds may invest in privately issued securities, including those which may be resold only in accordance with Rule 144A under the Securities Act of 1933 ("Rule 144A Securities"). Rule 144A Securities are restricted securities that are not publicly traded. Accordingly, the liquidity of the market for specific Rule 144A Securities may vary. Delay or difficulty in selling such securities may result in a loss to a Fund. Privately issued or Rule 144A securities that are determined by the investment advisor to be "illiquid" are subject to the Funds' policy of not investing more than 15% of its net assets in illiquid securities. The investment adviser, under guidelines approved by Board of Trustees of the Trust, will evaluate the liquidity characteristics of each Rule 144A Security proposed for purchase by a Fund on a case-by-case basis and will consider the following factors, among others, in their evaluation: (1) the frequency of trades and quotes for the Rule 144A Security; (2) the number of dealers willing to purchase or sell the Rule 144A Security and the number of other potential purchasers; (3) dealer undertakings to make a market in the Rule 144A Security; and (4) the nature of the Rule 144A Security and the nature of the marketplace trades (e.g., the time needed to dispose of the Rule 144A Security, the method of soliciting offers and the mechanics of transfer).

    Unrated And Downgraded Investments. The Funds may purchase instruments that are not rated if, in the opinion of Wells Fargo Bank, such obligations are comparable to other rated investments that are permitted to be purchased by such Fund. After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by such Fund. Neither event requires an immediate sale of such security by such Fund. To the extent the ratings given by Moody's or S&P may change as a result of changes in such organizations or their rating systems, each Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the Prospectus and in this SAI. The ratings of Moody's and S&P are more fully described in the Appendix.

    U.S. Government Obligations. The Funds may invest in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government obligations"). Payment of principal and interest on U.S. Government obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury bills and Government National Mortgage Association ("GNMA") certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with Federal National Mortgage Association ("FNMA") notes). In the latter case investors must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government will provide financial support to its agencies or instrumentalities where it is not obligated to do so. In addition, U.S. Government obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

    When-Issued Securities. Certain of the securities in which the Non-Money Market Funds may invest may be purchased on a when-issued basis, in which case delivery and payment normally take place within 45 days (120 days with respect to the Growth Fund) after the date of the commitment to purchase. These Funds will only make commitments to purchase securities on a when-issued basis with the intention of actually acquiring the securities, but may sell them before the settlement date if it is deemed advisable. When-issued securities are subject to market fluctuation, and no income accrues to the purchaser during the period prior to issuance. The purchase price and the interest rate that will be received on debt instruments are fixed at the time the purchaser enters into the commitment. Purchasing a security on a when-issued basis can involve a risk that the market price at the time of delivery may be lower than the agreed-upon purchase price, in which case there could be an unrealized loss at the time of delivery. Each Fund currently does not intend to invest more than 5% of its assets in when-issued securities during the coming year.

    Each Fund will segregate cash, U.S. Government obligations or other high-quality debt instruments in an amount at least equal in value to the Fund's commitments to purchase when-issued securities. If the value of these assets declines, the Fund will segregate additional liquid assets on a daily basis so that the value of the segregated assets is equal to the amount of such commitments.

    Warrants. Each of the Equity Value, Growth and Strategic Growth Funds may invest no more than 5% of its net assets at the time of purchase in warrants (other than those that have been acquired in units or attached to other securities), and not more than 2% of its net assets in warrants which are not listed on the New York or American Stock Exchange. Warrants represent rights to purchase securities at a specific price valid for a specific period of time. The prices of warrants do not necessarily correlate with the prices of the underlying securities. The Funds may only purchase warrants on securities in which the Fund may invest directly.

    Zero Coupon Bonds. The Equity Value and Strategic Growth Funds may invest in zero coupon bonds. Zero coupon bonds are securities that make no periodic interest payments, but are instead sold at discounts from face value. The buyer of such a bond receives the rate of return by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. Because zero coupon bonds bear no interest, they are more sensitive to interest-rate changes and are therefore more volatile. When interest rates rise, the discount to face value of the security deepens and the securities decrease more rapidly in value, when interest rates fall, zero coupon securities rise more rapidly in value because the bonds carry fixed interest rates that become more attractive in a falling interest rate environment.

    Nationally Recognized Statistical Ratings Organizations. The ratings of Moody's Investors Service, Inc., Standard & Poor's Ratings Group, Division of McGraw Hill, Duff & Phelps Credit Rating Co., Fitch Investors Service, Inc. Thomson Bank Watch and IBCA Inc. represent their opinions as to the quality of debt securities. It should be emphasized, however, that ratings are general and not absolute standards of quality, and debt securities with the same maturity, interest rate and rating may have different yields while debt securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to purchase by a Fund, an issue of debt securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by a Fund. The advisor will consider such an event in determining whether the Fund involved should continue to hold the obligation.

    The payment of principal and interest on debt securities purchased by the Equity Value Fund depends upon the ability of the issuers to meet their obligations. An issuer's obligations under its debt securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or, in the case of governmental entities, upon the ability of such entities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest and principal of its debt securities may be materially adversely affected by litigation or other conditions. Further, it should also be, noted with respect to all municipal obligations issued after August 15, 1986 (August 31, 1986 in the case of certain bonds), the issuer must comply with certain rules formerly applicable only to "industrial development bonds" which, if the issuer fails to observe them, could cause interest on the municipal obligations to become taxable retroactive to the date of issue.

                                   MANAGEMENT

    The following information supplements, and should be read in conjunction with, the section in the Prospectus entitled "Management of the Funds." The principal occupations during the past five years of the Trustees and executive officers of Life & Annuity Trust are listed below. The address of each, unless otherwise indicated, is 111 Center Street, Little Rock, Arkansas 72201. Trustees deemed to be "interested persons" of Life & Annuity Trust for purposes of the 1940 Act are indicated by an asterisk.

                                                                     Principal Occupations
Name, Age and Address                       Position                 During Past 5 Years
---------------------                       --------                 ---------------------
Jack S. Euphrat, 75                         Trustee                  Private Investor.
415 Walsh Road
Atherton, CA 94027

*R. Greg Feltus, 46                         Trustee, Chairman and    Executive Vice President of Stephens Inc.; President of
                                            President                Stephens Insurance Services Inc.; Senior Vice President
                                                                     of Stephens Sports Management Inc.; and President of
                                                                     Investor Brokerage Insurance Inc.

Thomas S. Goho, 55                          Trustee                  Associate Professor of Finance of the School of Business
321 Beechcliff Court                                                 and Accounting at Wake Forest University since 1982.
Winston-Salem, NC 27104

Peter G. Gordon, 54                         Director                 Chairman and  Co-Founder  of Crystal  Geyser Water Company
Crystal Geyser Water Co.                                             and  President  of Crystal  Geyser  Roxane  Water  Company
55 Francisco Street                                                  since 1977.
San Francisco, CA 94133

Joseph N. Hankin, 57                        Trustee                  President of Westchester Community College since 1971;
75 Grasslands Road                                                   Adjunct Professor of Columbia University Teachers College
Valhalla, NY 10595                                                   since 1976.

*W. Rodney Hughes, 71                       Trustee                  Private Investor.
31 Dellwood Court
San Rafael, CA 94901

*J. Tucker Morse, 53                        Trustee                  Private Investor; Chairman of Home Account Network, Inc.
4 Beaufain Street                                                    Real Estate Developer; Chairman of Renaissance Properties
Charleston, SC 29401                                                 Ltd.; President of  Morse Investment Corporation; and
                                                                     Co-Managing Partner of Main Street Ventures.

Richard H. Blank, Jr., 41                   Chief Operating          Vice President of Stephens Inc.; Director of Stephens
                                            Officer, Secretary and   Sports Management Inc.; and Director of Capo Inc.
                                            Treasurer

                                                      Compensation Table
                                                 Year Ended December 31, 1997
                                                 ----------------------------
                                                                                                 Total Compensation
                                                   Aggregate Compensation                         from Registrant
          Name and Position                          from Registrant                             and Fund Complex
          -----------------                        ----------------------                        ------------------
           Jack S. Euphrat                               $9,500                                      $28,750
               Trustee

           R. Greg Feltus                                $  0                                        $  0
               Trustee

           Thomas S. Goho                                $9,500                                      $28,750
               Trustee

          Joseph N. Hankin                               $9,500                                      $28,750
               Trustee

          W. Rodney Hughes                               $8,500                                      $25,750
               Trustee

           Robert M. Joses                               $9,500                                      $28,750
               Trustee

           J. Tucker Morse                               $8,500                                      $25,750
               Trustee


         As of January 1, 1998, Peter G. Gordon replaced Robert M. Joses on the Board of Trustees of the Wells Fargo Fund Complex.

         Trustees of the Trust are compensated annually by the Trust and by all the registrants in the Fund complex they serve as indicated above and also are reimbursed for all out-of-pocket expenses relating to attendance at board meetings. Stagecoach Funds, Inc. Stagecoach Trust and the Trust are considered to be members of the same fund complex as such term is defined in Form N-1A under the 1940 Act (the "Wells Fargo Fund Complex"). Overland Express Funds, Inc. and Master Investment Trust, two investment companies previously advised by Wells Fargo Bank, were part of the Wells Fargo Fund Complex prior to December 12, 1997. These companies are no longer part of the Wells Fargo Fund Complex. MasterWorks Funds Inc., Master Investment Portfolio, and Managed Series Investment Trust together form a separate fund complex (the "BGFA The Fund Complex"). Each of the Trustees and Officers of the Trust serves in the identical capacity as directors and officers or as trustees and/or officers of each registered open-end management investment company in both the Wells Fargo and BGFA Fund Complexes, except for Joseph N. Hankin and Peter G. Gordon, who only serve the aforementioned members of the Wells Fargo Fund Complex. The Trustees are compensated by other companies and trusts within a Fund complex for their services as directors/trustees to such companies and trusts. Currently the Trustees do not receive any retirement benefits or deferred compensation from the Trust or any other member of the Fund complex.

    As of the date of this SAI, Trustees and officers of Life & Annuity Trust, as a group, beneficially owned less than 1% of the outstanding interests of Life & Annuity Trust.

    Investment Adviser. Each of the Funds is advised by Wells Fargo Bank pursuant to an Advisory Contract. The Advisory Contracts provide that Wells Fargo Bank shall furnish to the Funds investment guidance and policy direction in connection with the daily portfolio management of each Fund. Under the Advisory Contracts, Wells Fargo Bank furnishes to the Board of Trustees periodic reports on the investment strategy and performance of each Fund. Wells Fargo Bank has agreed to provide to the Funds, among other things, money market and fixed-income research, analysis and statistical and economic data and information concerning interest rate and security market trends, portfolio composition, credit conditions and, in the case of the Money Market Fund, the U.S. Government Allocation Fund and the Asset Allocation Fund, average maturities of the portfolios of each Fund. As compensation for its advisory services, Wells Fargo Bank is entitled to receive a monthly fee at the annual rate of 0.60% of each Fund's average daily net assets, with the exception of the Money Market Fund, from which Wells Fargo Bank is entitled to receive 0.45% of such Fund's average daily net assets.

    For the years ended December 31, 1995, 1996 and 1997, each Fund paid to Wells Fargo Bank as compensation for its advisory services the amounts indicated below and Wells Fargo Bank waived the indicated amounts:

                                                   Year Ended             Year Ended              Year Ended
                                                    12/31/95               12/31/96                12/31/97
                                                   ----------             ----------              ----------
                                                Fees       Fees       Fees        Fees         Fees        Fees
                Fund                            Paid     Waived       Paid       Waived        Paid       Waived
                ----                            ----     ------       ----       ------        ----       ------
          Asset Allocation                       $ 0     $ 85,107   $ 213,961   $ 24,043    $ 419,704    $  0
          Growth                                 $ 0     $ 19,169   $  81,759   $ 46,059    $ 277,841    $40,391
          Money Market                           $ 0     $  9,854   $  15,620   $ 27,451    $  42,375    $29,403
          U.S. Government Allocation             $ 0     $ 12,949   $   6,751   $ 42,413    $  86,904    $28,118

    General. Each Fund's Advisory Contract will continue in effect for more than two years from the effective date provided the continuance is approved annually
(i) by the holders of a majority of the respective Fund's outstanding voting securities or by Life & Annuity Trust's Board of Trustees and (ii) by a majority of the Trustees of Life & Annuity Trust who are not parties to the Advisory Contract or "interested persons" (as defined in the 1940 Act) of any such party. A Fund's Advisory Contract may be terminated on 60 days' written notice by either party and will terminate automatically if assigned.

    Investment Sub-Adviser. Barclays Global Fund Advisors ("BGFA") serves as sub-adviser to the Asset Allocation and U.S. Government Allocation Funds pursuant to a Sub-Advisory Contract (the "Sub-Advisory Contract") among Life & Annuity Trust, Wells Fargo Bank and BGFA. Subject to the direction of Life & Annuity Trust's Board of Trustees and the overall supervision and control of Wells Fargo Bank and Life & Annuity Trust, BGFA makes recommendations regarding the investment and reinvestment of the Asset Allocation and U.S. Government Allocation Funds' assets. BGFA is responsible for implementing and monitoring the performance of the asset allocation model employed with respect to these Funds. BGFA furnishes to Wells Fargo Bank periodic reports on the investment activity and performance of these Funds and such additional reports and information as Wells Fargo Bank and Life & Annuity Trust's Board of Trustees and officers may reasonably request. BGFA was created by the reorganization of Wells Fargo Nikko Investment Advisors ("WFNIA"), a former affiliate of Wells Fargo Bank, with and into an affiliate of Wells Fargo Institutional Trust Company, N.A. ("WFITC"). Prior to January 1, 1996, WFNIA provided sub-advisory services directly to the Asset Allocation and U.S. Government Allocation Funds. As compensation for its sub-advisory services, BGFA is entitled to receive a monthly fee equal to an annual rate of 0.15% of the first $900 million of the Asset Allocation Fund's average daily net assets and 0.10% of net assets over $900 million. As compensation for sub-advisory services for the U.S. Government Allocation Fund, BGFA is entitled to receive a monthly fee equal to an annual rate of 0.05% of the first $75 million of the U.S. Government Allocation Fund's average daily net assets, 0.04% of the next $75 million of such Fund's net assets, and 0.03% of net assets over $150 million.

    Prior to May 1, 1998, BGFA was entitled to receive a monthly fee equal to an annual rate of 0.20% of the first $500 million of the Asset Allocation Fund's average daily net assets, 0.15% of the next $500 million of such Fund's net assets, and 0.10% of net assets over $1 billion. Also prior to May 1, 1998, BGFA was entitled to receive a monthly fee equal to an annual rate of 0.05% of the first $100 million of the U.S. Government Allocation Fund's average daily net assets, 0.04% of the next $50 million of such Fund's net assets, and 0.03% of net assets over $150 million. Prior to October 30, 1997, BGFA was entitled to receive a monthly fee equal to an annual rate of 0.20% of the Asset Allocation Fund's average daily net assets and 0.15% of the U.S. Government Allocation net assets.

    As of May 1, 1998, Wells Capital Management ("WCM") serves as sub-advisor to the Equity Value, Growth, Money Market and Strategic Growth Funds. As sub-adviser, WCM makes recommendations regarding the investment and reinvestment of the Funds' assets, furnishes to Wells Fargo Bank periodic reports on the investment activity and performance of the Funds, and furnishes such additional reports and information as Wells Fargo Bank and the Trust's Board of Trustees and officers may reasonably request. As compensation for its sub-advisory services, WCM is entitled to receive a monthly fee equal to an annual rate 0.25% of the first $200 million of the Equity Value, Growth and Strategic Growth Funds' average daily net assets, 0.20% of the next $200 million of such Funds' net assets, and 0.15% of net assets over $400 million. As compensation for sub-advisory services for the Money Market Fund, WCM is entitled to receive a monthly fee equal to an annual rate of 0.05% of the first $960 million of the Money Market Fund's average daily net assets and 0.04% of net assets over $960 million.

    For the years ended December 31, 1995, 1996 and 1997, Wells Fargo Bank paid to WFNIA / BGFA the amounts indicated below for its services as sub-adviser to the Asset Allocation and U.S. Government Allocation Funds. WFNIA / BGFA did not waive any sub-advisory fees.

                                                          Year Ended          Year Ended           Year Ended
                                                           12/31/95            12/31/96             12/31/97
                             Fund                         Fees Paid           Fees Paid            Fees Paid
                             ----                         ----------          ----------           ----------
           Asset Allocation                                $28,442             $79,587              $131,848
           U.S. Government Allocation                      $ 3,251             $12,320              $ 24,439

    General. Each Fund's Sub-Advisory Contract will continue in effect for more than two years from the effective date provided the continuance is approved annually (i) by the holders of a majority of the respective Fund's outstanding voting securities or (ii) by the Company's Board of Directors, including a majority of the Directors of the Company who are not parties to the Sub-Advisory Contract or "interested persons" (as defined in the 1940 Act) of any such party. A Fund's Sub-Advisory Contract may be terminated on 60 days written notice by either party and will terminate automatically if assigned.

    Administrator and Co-Administrator. The Trust has retained Wells Fargo Bank as administrator and Stephens Inc. ("Stephens") as co-administrator on behalf of each Fund. The Administration Agreement between Wells Fargo and each Fund, and the Co-Administration Agreement among Wells Fargo Bank, Stephens and each Fund, state that Wells Fargo Bank and Stephens shall provide as administration services, among other things: (i) general supervision of the operation of each Fund, including coordination of the services performed by the Fund's investment adviser, transfer agent, custodian, shareholder servicing agent(s), independent public accountants and legal counsel, regulatory compliance, including the compilation of information for documents such as reports to, and filings with, the SEC and state securities commissions; and preparation of proxy statements and shareholder reports for the Fund; and (ii) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to Life & Annuity Trust's officers and Board of Trustees. Wells Fargo Bank and Stephens also furnish office space and certain facilities required for conducting the business of each Fund together with ordinary clerical and bookkeeping services. Stephens pays the compensation of Life & Annuity Trust's Trustees, officers and employees who are affiliated with Stephens. The administrator and co-administrator are entitled to receive a monthly fee of 0.03% and 0.04%, respectively, of the average daily net assets of each Fund. Prior to May 1, 1998, the administrator and co-administrator were entitled to receive a monthly fee of 0.04% and 0.02%, respectively, of the average daily net assets of each Fund. In connection with the change in fees, the responsibility for performing various administration services was shifted to the co-administrator.

    Prior to February 1, 1997 Stephens served as sole administrator to the Funds. Stephens performed substantially the same services now provided by Stephens and Wells Fargo Bank and was entitled to monthly administration fees at the annual rate of 0.03% of each Fund's average daily net assets. For the years ended December 31, 1995 and 1996, Stephens was paid, and for the year ended December 31, 1997, Wells Fargo and Stephens were paid, administration fees as follows:

                                                             Year Ended      Year Ended      Year Ended
                Fund                                          12/31/95        12/31/96        12/31/97
                ----                                         ----------      ----------      ----------
           Asset Allocation                                      $0            $16,872        $36,082
           Growth                                                $0            $ 6,291        $28,024
           Money Market                                          $0            $     0        $ 8,107
           U.S. Government Allocation                            $0            $     0        $10,010

    Custodian. Wells Fargo Bank acts as Custodian for the Equity Value, Growth, Money Market and Strategic Growth Funds. Barclays Global Investors, N.A. ("BGI"; formerly, WFITC) acts as Custodian for the Asset Allocation and U.S. Government Allocation Funds. The Custodian, among other things, maintains a custody account or accounts in the name of each Fund; receives and delivers all assets for each Fund upon purchase and upon sale or maturity; collects and receives all income and other payments and distributions on account of the assets of each Fund and pays all expenses of each Fund. For its services as Custodian to the Equity Value, Growth, Money Market and Strategic Growth Funds, Wells Fargo Bank is entitled to an asset-based fee and transaction charges. BGI is not entitled to receive compensation for its services as Custodian to the Allocation Funds so long as its subsidiary, BGFA, is entitled to receive fees for providing investment advisory services to such Funds. BGI is entitled to compensation from the fees paid to BGFA for sub-advisory services.

    Fund Accountant. Wells Fargo Bank acts as Fund Accountant for each Fund. The Fund Accountant, among other things, computes net asset values on a daily basis, and performance calculations on a regular basis and as requested by the Funds. For providing such services, Wells Fargo Bank will be entitled to receive from each Fund a monthly base fee of $2,000, plus a fee equal to an annual rate of 0.070% of the first $50,000,000 of the Fund's average daily net assets, 0.045% of the next $50,000,000, and 0.020% of the average daily net assets in excess of $100,000,000.

    Transfer and Dividend Disbursing Agent. Wells Fargo Bank acts as Transfer and Dividend Disbursing Agent for the Funds. For its services as transfer and dividend disbursing agent to the Funds, Wells Fargo Bank is entitled to receive monthly payments at the annual rate of 0.10% of the Money Market Fund's average daily net assets and 0.14% of each other Fund's average daily net assets. Under the transfer agency agreement in place for the year ended December 31, 1997, Wells Fargo Bank was entitled to be compensated at an annual rate of 0.05% of each Fund's average daily net assets when the assets of each Fund exceeded $20 million.

    For the years ended December 31, 1995, 1996 and 1997, Wells Fargo Bank waived all fees and expenses payable to it under the transfer agency and custody agreements with the Funds, except for $55,960 of transfer agency fees paid by the Asset Allocation Fund for the year ended December 31, 1997.

    Shareholder Servicing Agent. Life & Annuity Trust has approved a Servicing Plan on behalf of each Fund and has approved the Funds' entry into related shareholder servicing agreements with financial institutions, including American Skandia Life Insurance Company. Under the agreements, Shareholder Servicing Agents (including Wells Fargo Bank) agree to perform, as agents for their customers, administrative services, with respect to Fund shares, which include aggregating and transmitting shareholder orders for purchases, exchanges and redemptions; maintaining shareholder accounts and records; and providing such other related services as the Company to a shareholder may reasonably request. For providing shareholder services, a Servicing Agent is entitled to a fee from the applicable Fund, on an annualized basis, of the average daily net assets of the class of shares owned of record or beneficially by the customers of the Servicing Agent during the period for which payment is being made. For providing these services, a shareholder servicing agent is entitled to a fee from the Fund of up to 0.25%, on an annualized basis, of the average daily net asset value of the Fund shares owned by or attributable to such customers of the Shareholder Servicing Agent. The Servicing Plan and related shareholder servicing agreements were approved by Life & Annuity Trust's Board of Trustees including a majority of the Trustees who were not "interested persons" (as defined in the Act) of the Funds and who had no direct or indirect financial interest in the operation of the Servicing Plan or in any agreement related to the Servicing Plan (the "Servicing Plan Qualified Trustees"). The actual fee payable to servicing agents under the Servicing Plan for the Funds is determined, within such limits, from time to time by mutual agreement between Life & Annuity Trust and each servicing agent and will not exceed the maximum amounts payable by mutual funds sold by members of the NASD under the Conduct Rules of the NASD.

    For the period ended December 31, 1997, Wells Fargo Bank and its affiliates waived any and all shareholder servicing fees payable to them by the Funds.




    General. The Servicing Plan for the Funds will continue in effect from year to year if such continuance is approved by a majority vote of both the Trustees of Life & Annuity Trust and the Servicing Plan Qualified Trustees. Any form of servicing agreement related to the Servicing Plan also must be approved by such vote of the Trustees and the Servicing Plan Qualified Trustees. Servicing agreements may be terminated at any time, without payment of any penalty, by vote of a majority of the Servicing Plan Qualified Trustees. No material amendment to the Servicing Plan may be made except by a majority of both the Trustees of the Trust and the Servicing Plan Qualified Trustees.

    The Servicing Plan for the Funds requires that the administrator shall provide to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Servicing Plan.


                            PERFORMANCE CALCULATIONS

    The Funds may advertise certain yield and total return information. Quotations of yield and total return reflect only the performance of a hypothetical investment in a Fund or class of shares during the particular time period shown. Yield and total return vary based on changes in the market conditions and the level of a Fund's expenses, and no reported performance figure should be considered an indication of performance which may be expected in the future.

    In connection with communicating its performance to current or prospective shareholders, these figures may also be compared to the performance of other mutual funds tracked by mutual fund rating services or to unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

    Performance information for a Fund or Class of shares in a Fund may be useful in reviewing the performance of such Fund or Class of shares and for providing a basis for comparison with investment alternatives. The yield of a Fund and the yield of a Class of shares in a Fund, however, may not be comparable to the yields from investment alternatives because of differences in the foregoing variables and differences in the methods used to value portfolio securities, compute expenses and calculate yield.

    Performance information may be advertised for non-standardized periods, including year-to-date and other periods less than a year for the Funds.

    Average Annual Total Return: Each Fund may advertise certain yield and total return information. Any Fund advertising would be accompanied by performance information of the related insurance company separate accounts or by an explanation that Fund performance information does not reflect separate account fees and charges. As and to the extent required by the SEC, an average annual total rate of return ("T") is computed by using the redeemable value at the end of a specified period ("ERV") of a hypothetical initial investment of $1,000 ("P") over a period of years ("n") according to the following formula:
P(1+T)/n/ = ERV.

    Cumulative Total Return: In addition to the above performance information, the Funds may advertise cumulative total return of shares. Cumulative total return of shares is computed on a per share basis and assumes the reinvestment of dividends and distributions. Cumulative total return of shares generally is expressed as a percentage rate which is calculated by combining the income and principal charges for a specified period and dividing by the net asset value per share at the beginning of the period. Advertisements may include the percentage rate of total return of shares or may include the value of a hypothetical investment in shares at the end of the period which assumes the application of the percentage rate of total return.

    For the periods ended December 31, 1997, the following chart provides the average annual and cumulative total returns for the Funds listed below:

                                                                                                                Cumulative
                                                           Average Annual Total Return:                       Total Return:

                                               One Year Ended      Three Years Ended      Inception to        Inception to
                  Fund                            12/31/97             12/31/97             12/31/97            12/31/97
                  ----                            --------             --------             ---------           --------
           Asset Allocation                        20.88%               20.21%               16.22%              75.69%
           Growth                                  17.33%               22.89%               19.51%              93.89%
           U.S. Government Allocation               7.47%                8.54%                6.89%              28.38%


    Yield Calculations: The U.S. Government Allocation Fund may advertise certain yield information. As and to the extent required by the SEC, yield is calculated based on a 30-day (or one month) period, computed by dividing the net investment income per share earned during the period by the net asset value per share on the last day of the period, according to the following formula: YIELD = 2[((a-b/cd)+1)6-1], where a = dividends and interest earned during the period; b = expenses accrued for the period (net of reimbursements); c = the average daily number of shares outstanding during the period that were entitled to receive dividends; and d = the net asset value per share on the last day of the period. The net investment income of the U.S. Government Allocation Fund includes actual interest income, plus or minus amortized purchase discount (which may include original issue discount) or premium, less accrued expenses. Realized and unrealized gains and losses on portfolio securities are not included in the Fund's net investment income. The Fund's 30-day yield for the 30 days ended December 31, 1997 was 4.16%.

    In addition, the Money Market Fund may advertise certain yield information. Current yield for the Money Market Fund is calculated based on the net changes, exclusive of capital changes, over a seven-day period, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7) with the resulting yield figure carried to at least the nearest hundredth of one percent. The Fund's seven-day yield for the period ended December 31, 1997 was 5.09%.

    The yields for the U.S. Government Allocation Fund and the Money Market Fund will fluctuate from time to time, unlike bank deposits or other investments that pay a fixed yield for a stated period of time, and do not provide a basis for determining future yields since they are based on historical data. Yield is a function of portfolio quality, composition, maturity and market conditions as well as the expenses allocated to the Fund.

    In addition, investors should recognize that changes in the net asset value of shares of the U.S. Government Allocation Fund will affect the yield of the Fund for any specified period, and such changes should be considered together with the Fund's yield in ascertaining the Fund's total return to shareholders for the period. Yield information for the Funds may be useful in reviewing the performance of the Funds and for providing a basis for comparison with investment alternatives. The yield of a Fund, however, may not be comparable to the yields from investment alternatives because of differences in the foregoing variables and differences in the methods used to value portfolio securities, compute expenses and calculate yield.

    From time to time, and only to the extent the comparison is appropriate for a Fund, Life & Annuity Trust may quote the Fund's performance or price-earning ratio in advertising and other types of literature as compared to the performance of the S&P 500 Index, the Dow Jones Industrial Average, the Wilshire 5000 Equity Index, the Lehman Brothers 20+ Treasury Index, the Lehman Brothers 5-7 Year Treasury Index, Donoghue's Money Fund Averages, Real Estate Investment Averages (as reported by the National Association of Real Estate Investment Trusts), Gold Investment Averages (provided by the World Gold Council), Bank Averages (which is calculated from figures supplied by the U.S. League of Savings Institutions based on effective annual rates of interest on both passbook and certificate accounts), average annualized certificate of deposit rates (from the Federal Reserve G-13 Statistical Releases or the Bank Rate Monitor), the Salomon One Year Treasury Benchmark Index, the Consumer Price Index (as published by the U.S. Bureau of Labor Statistics), Ten Year U.S. Government Bond Average, S&P's Corporate Bond Yield Averages, Schabacter Investment Management Indices, Salomon Brothers High Grade Bond Index, Lehman Brothers Long-Term High Quality Government/Corporate Bond Index, other managed or unmanaged indices or performance data of bonds, stocks or government securities (including data provided by Ibbotson Associates), or by other services, companies, publications or persons who monitor mutual funds on overall performance or other criteria. The S&P 500 Index and the Dow Jones Industrial Average are unmanaged indices of selected common stock prices. Unmanaged indices may assume the reinvestment of dividends, but generally do not reflect deductions for administrative and management costs and expenses. Managed indices generally do reflect such deductions.

    The Fund's performance also may be compared to those of other mutual funds having similar objectives. This comparative performance could be expressed as a ranking prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Bloomberg Financial Markets or Morningstar, Inc., independent services which monitor the performance of mutual funds. The Funds' performance is calculated by relating net asset value per share at the beginning of a stated period to the net asset value of the investment, assuming reinvestment of all gains distributions and dividends paid, at the end of the period. The Money Market Fund's comparative performance will be based on a comparison of yields, as described above, or total return, as reported by Lipper, Survey Publications, Donoghue or Morningstar, Inc.

    Any such comparisons may be useful to investors who wish to compare a Fund's past performance with that of its competitors. Of course, past performance cannot be a guarantee of future results. Life & Annuity Trust also may include, from time to time, a reference to certain marketing approaches of the Distributor, including, for example, a reference to a potential holder being contacted by a selected broker or dealer. General mutual fund statistics provided by the Investment Company Institute may also be used.

    Life & Annuity Trust also may disclose, in advertising and other types of literature, information and statements that Wells Capital Management, Inc. ("WCM" formerly, WFIM), a division of Wells Fargo Bank, is listed in the top 100 by Institutional Investor magazine in its July 1997 survey "America's Top 300 Money Managers." This survey ranks money managers in several asset categories. Life & Annuity Trust also may disclose in advertising and other types of sales literature the assets and categories of assets under management by its investment adviser or sub-adviser and the total amount of assets and mutual fund assets managed by Wells Fargo Bank. As of December 31, 1997, Wells Fargo Bank and its affiliates provided investment advisory services for approximately $62 billion of assets of individuals, trusts, estates and institutions and $23 billion of mutual fund assets.

    In addition, Life & Annuity Trust also may use, in advertisements and other types of literature, information and statements: (1) showing that bank savings accounts offer a guaranteed return of principal and a fixed rate of interest, but no opportunity for capital growth; and (2) describing Wells Fargo Bank, and its affiliates and predecessors, as one of the first investment managers to advise investment accounts using asset allocation and index strategies. Life & Annuity Trust also may include in advertising and other types of literature information and other data from reports and studies prepared by the Tax Foundation, including information regarding federal and state tax levels and the related "Tax Freedom Day."

    Life & Annuity Trust also may use the following information in advertisements and other types of literature, only to the extent the information is appropriate for a Fund: (i) the Consumer Price Index may be used to assess the real rate of return from an investment in a Fund; (ii) other government statistics, including, but not limited to, The Survey of Current Business, may be used to illustrate investment attributes of a Fund or the general economic, business, investment, or financial environment in which a Fund operates; (iii) the effect of tax-deferred compounding on the investment returns of a Fund, or on returns in general, may be illustrated by graphs, charts, etc., where such graphs or charts would compare, at various points in time, the return from an investment in a Fund (or returns in general) on a tax deferred basis (assuming reinvestment of capital gains and dividends and assuming one or more tax rates) with the return on a taxable basis; and (iv) the sectors or industries in which a Fund invests may be compared to relevant indices of stocks or surveys (e.g., S&P Industry Surveys) to evaluate a Fund's historical performance or current or potential value with respect to the particular industry or sector.

    From time to time, Life & Annuity Trust also may include in advertisements or other marketing materials a discussion of certain of the objectives of the investment strategy of the U.S. Government Allocation Fund and the Asset Allocation Fund and a comparison of this strategy with other investment strategies. In particular, the responsiveness of these Funds to changing market conditions may be discussed. For example, Life & Annuity Trust may describe the benefits derived by having Wells Fargo Bank, as Investment Adviser, and BGFA, as investment sub-adviser, monitor and reallocate investments among the three asset categories described in the Funds' Prospectus. Life & Annuity Trust's advertising or other marketing material also might set forth illustrations depicting examples of recommended allocations in different market conditions. It may state, for example, that when the model indicates that stocks represent a better value than bonds or money market instruments, the Asset Allocation Fund might consist of 70% stocks, 25% bonds and 5% money market instruments and that when the model indicates that bonds represent a better value than stocks or money market instruments, the balance of assets might shift to 60% bonds, 20% stocks and 20% money market instruments.

    Life & Annuity Trust also may discuss in advertising and other types of literature that a Fund has been assigned a rating by an NRSRO, such as Standard & Poor's Corporation. Such rating would assess the creditworthiness of the investments held by a Fund. The assigned rating would not be a recommendation to purchase, sell or hold a Fund's shares since the rating would not comment on the net asset value of the Fund's shares or the suitability of the Fund for a particular investor. In addition, the assigned rating would be subject to change, suspension or withdrawal as a result of changes in, or unavailability of, information relating to the Fund or its investments. Life & Annuity Trust may compare a Fund's performance with other investments which are assigned ratings by NRSROs. Any such comparisons may be useful to investors who wish to compare the Fund's past performance with other rated investments.

                        DETERMINATION OF NET ASSET VALUE

    Net asset value per share for each of the Non-Money Market Funds is determined by the custodian of the Fund on each day the New York Stock Exchange ("NYSE") is open for trading. Net asset value per share for the Money Market Fund is determined by the custodian on each day Wells Fargo Bank is open for business.

    Non-Money Market Funds. Securities of a Non-Money Market Fund for which market quotations are available are valued at latest prices. Securities for which the primary market is a national securities exchange or the National Association of Securities Dealers Automated Quotations National Market System are valued at last sale prices. In the absence of any sale of such securities on the valuation date and in the case of other securities, including U.S. Government obligations but excluding debt instruments maturing in 60 days or less, the valuations are based on latest quoted bid prices. Debt instruments maturing in 60 days or less are valued at amortized cost. Futures contracts are marked to market daily at their respective settlement prices determined by the relevant exchange. These prices are not necessarily final closing prices but are intended to represent prices prevailing during the final 30 seconds of the trading day. Options listed on a national exchange are valued at the last sale price on the exchange on which they are traded at the close of the NYSE, or, in the absence of any sale on the valuation date, at latest quoted bid prices. Options not listed on a national exchange are valued at latest quoted bid prices. In all cases, bid prices are furnished by a reputable independent pricing service approved by the Board of Trustees. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. All other securities and other assets of the Funds for which current market quotations are not readily available are valued at fair value as determined in good faith by Life & Annuity Trust's Trustees and in accordance with procedures adopted by the Trustees.

    Money Market Fund. As indicated under "Investing in the Funds" in the Prospectus, the Money Market Fund uses the amortized cost method to determine the value of its portfolio securities pursuant to Rule 2a-7 under the 1940 Act. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which the value, as determined by amortized cost, is higher or lower than the price that the Money Market Fund would receive if the security were sold. During these periods, the yield to a shareholder may differ somewhat from that which could be obtained from a similar fund that uses a method of valuation based upon market prices. Thus, during periods of declining interest rates, if the use of the amortized cost method resulted in a lower value of the Money Market Fund's portfolio on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield than would result from investment in a fund using solely market values, and existing Fund shareholders would receive correspondingly less income. The converse would apply during periods of rising interest rates.

    Rule 2a-7 provides that in order to value its portfolio using the amortized cost method, a fund must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase securities having remaining maturities (as defined in Rule 2a-7) of thirteen months or less and invest only in those high-quality securities that are determined by the Board of Trustees to present minimal credit risks. The maturity of an instrument is generally deemed to be the period remaining until the date when the principal amount thereof is due or the date on which the instrument is to be redeemed. However, Rule 2a-7 provides that the maturity of an instrument may be deemed shorter in the case of certain instruments, including certain variable and floating rate instruments subject to demand features. Pursuant to the Rule, the Board is required to establish procedures designed to stabilize, to the extent reasonably possible, a fund's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of the Money Market Fund's portfolio holdings by the Board of Trustees, at such intervals as it may deem appropriate, to determine whether the Money Market Fund's net asset value calculated by using available market quotations deviates from $1.00 per share based on amortized cost. The extent of any deviation is examined by the Board of Trustees. If such deviation exceeds 1/2 of 1%, the Board will promptly consider what action, if any, will be initiated. In the event the Board determines that a deviation exists that may result in material dilution or other unfair results to investors or existing shareholders, the Board will take such corrective action as it regards as necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

    Payment for shares may, in the discretion of the adviser, be made in the form of securities that are permissible investments for the Funds as described in the Prospectuses. For further information about this form of payment please contact Stephens. In connection with an in-kind securities payment, the Funds will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by a Fund and that such Fund receives satisfactory assurances that (i) it will have good and marketable title to the securities received by it; (ii) that the securities are in proper form for transfer to the Fund; and (iii) adequate information will be provided concerning the basis and other matters relating to the securities.



    As indicated in the Prospectus, the Trust may suspend redemption rights or postpone redemption payments for such periods as are permitted under the 1940 Act. The Trust also may redeem shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of Life & Annuity Trust's responsibilities under the 1940 Act.


                             PORTFOLIO TRANSACTIONS

    Purchases and sales of equity securities on a securities exchange are effected through brokers who charge a negotiated commission for their services. Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, Stephens or Wells Fargo Securities Inc. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount.

    Purchases and sales of non-equity securities are usually principal transactions. Non-equity securities normally are purchased or sold from or to dealers serving as market makers for the securities at a net price. Each of the Funds also may purchase portfolio securities in underwritten offerings and may purchase securities directly from the issuer. Generally, money market securities are traded on a net basis and do not involve brokerage commissions. The cost of executing non-equity securities transactions consists primarily of dealer spreads and underwriting commissions. Under the 1940 Act, persons affiliated with Life & Annuity Trust are prohibited from dealing with Life & Annuity Trust as principals in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC or an exemption is otherwise available.

    Life & Annuity Trust has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by Life & Annuity Trust's Board of Trustees, Wells Fargo Bank, as adviser, or BGFA, as sub-adviser, is responsible for each Fund's portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of Life & Annuity Trust to obtain the best results taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities involved. Wells Fargo Bank and BGFA generally seek reasonably competitive spreads or commissions.

    In assessing the best overall terms available for any transaction, Wells Fargo Bank and BGFA consider factors deemed relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. As a result, the Master Portfolio may pay a broker/dealer which furnishes brokerage and research services a higher commission than that which may be charged by another broker/dealer for effecting the same transaction. Such brokerage and research services might consist of reports and statistics relating to specific companies or industries, general summaries of groups of stocks or bonds and their comparative earnings and yields, or broad overviews of the stock, bond and government securities markets and the economy.

    Supplementary research information so received is in addition to, and not in lieu of, services required to be performed by Wells Fargo Bank and BGFA and does not reduce the advisory fees payable by a Fund. The Board of Trustees will periodically review the commissions paid by each Fund to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Fund. It is possible that certain of the supplementary research or other services received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised. Conversely, a Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account or investment company.

    Under Section 28(e) of the Securities Exchange Act of 1934, an adviser shall not be "deemed to have acted unlawfully or to have breached its fiduciary duty" solely because under certain circumstances it has caused the account to pay a higher commission than the lowest available. To obtain the benefit of Section 28(e), an adviser must make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided . . . viewed in terms of either that particular transaction or its overall responsibilities with respect to the accounts as to which it exercises investment discretion and that the services provided by a broker provide an adviser with lawful and appropriate assistance in the performance of its investment decision-making responsibilities." Accordingly, the price to a Fund in any transaction may be less favorable than that available from another broker/dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

    Broker/dealers may furnish statistical, research and other information or services which are deemed to be beneficial to a Fund's investment programs. Research services received from brokers supplement the advisers' own research and may include the following types of information: statistical and background information on industry groups and individual companies; forecasts and interpretations with respect to U.S. and foreign economies, securities, market, specific industry groups and individual companies; information on political developments; portfolio management strategies; performance information on securities and information concerning prices of securities; and information supplied by specialized services with respect to the performance, investment activities and fees and expenses of other mutual funds. Such information may be communicated electronically, orally or in written form. Research services may also include the providing of equipment used to communicate research information, the arranging of meetings with management of companies and the providing of access to consultants who supply research information.

    The outside research assistance may be useful, since the brokers utilized by the funds as a group may follow a broader universe of securities and other matters than the staff of Wells Fargo Bank and/or BGFA can follow. In addition, this research may provide Wells Fargo Bank and/or BGFA with a diverse perspective on financial markets. Research services which are provided to Wells Fargo Bank and/or BGFA by brokers are available for the benefit of all accounts managed or advised by Wells Fargo Bank and/or BGFA. It is the opinion of Wells Fargo Bank that this material is beneficial in supplementing their research and analysis; and, therefore, it may benefit the Funds by improving the qualify of Wells Fargo Bank's investment advice. The advisory fees paid by the Funds are not reduced because Wells Fargo Bank and BGFA may receive such services.

    Brokerage Commissions. For the year ended December 31, 1997, the Asset Allocation and Growth Funds paid brokerage commissions in the amount of $5,722 and $184,263, respectively. For the year ended December 31, 1996, the Asset Allocation and Growth Funds paid brokerage commissions in the amount of $2,682 and $85,137, respectively. For the year ended December 31, 1995, the Asset Allocation and the Growth Funds paid brokerage commissions in the amount of $656 and $31,290, respectively. The other Funds did not pay brokerage commissions during these periods.

    Securities of Regular Broker/Dealers. On December 31, 1997, the Funds owned securities (repurchase agreements) of their "regular brokers or dealers," as defined in the 1940 Act, or their parents as follows:

                                   Fund                    Amount               Regular Broker/Dealer
                                   ----                    ------               ---------------------
                           Growth                       $ 2,793,000              Goldman Sachs & Co
                                                        $ 1,923,000              J.P. Morgan
                           Money Market                 $ 2,208,000              Goldman Sachs & Co
                                                        $ 3,679,000              HSBC Securities
                                                        $   192,000              J P Morgan
                                                        $ 2,679,000              Morgan Stanley

    The other Funds did not own securities of their "regular brokers or dealers" on December 31, 1997.

    Portfolio Turnover. For the year ended December 31, 1997, the portfolio turnover rates for the Asset Allocation Fund, the Growth Fund and the U.S. Government Allocation Fund were 156%, 124% and 135% respectively. The higher portfolio turnover rates for the U.S. Government Allocation Fund should not materially adversely affect this Fund because portfolio transactions ordinarily will be made directly with principals on a net basis (although they may be subject to markups) and, consequently, this Fund usually will not incur brokerage expenses. Because the portfolio of the Money Market Fund consists of securities with relatively short-term maturities, the Money Market Fund can expect to experience a high portfolio turnover. A high portfolio turnover rate should not adversely affect the Fund, however, because portfolio transactions ordinarily will be made directly with principals on a net basis (although they may be subject to markups) and, consequently, the Money Market Fund usually will not incur brokerage expenses. The portfolio turnover rate will not be a limiting factor when Wells Fargo Bank deems portfolio changes appropriate.

                                  FUND EXPENSES

    From time to time, Wells Fargo Bank and Stephens may waive fees from the Funds in whole or in part. Any such waiver will reduce expenses of a Fund and, accordingly, have a favorable impact on such Fund's performance. Except for the expenses borne by Wells Fargo Bank and Stephens, the Funds bear all costs of their respective operations, including the compensation of Life & Annuity Trust's trustees who are not officers or employees of Wells Fargo Bank or Stephens or any of their affiliates; advisory, shareholder servicing, and administration fees; payments pursuant to any Plans; interest charges; taxes; fees and expenses of independent auditors; legal counsel, transfer agent and dividend disbursing agent; expenses of redeeming Fund shares; expenses of preparing and printing prospectuses (except the expense of printing and mailing prospectuses used for promotional purposes, unless otherwise payable pursuant to a Plan), shareholders' or investors' reports, notices, proxy statements and reports to regulatory agencies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues; brokerage and other expenses connected with the execution of portfolio transactions; fees and expenses of the custodian, including those of keeping books and accounts and calculating the net asset value of each Fund; expenses of shareholders' or investors' meetings; expenses relating to the issuance, registration and qualification of shares of the Funds; pricing services; organizational expenses; and any extraordinary expenses. Expenses attributable to a Fund are charged against the respective assets of the Fund. A pro rata portion of the expenses of Life & Annuity Trust are charged against the assets of a Fund.

                              FEDERAL INCOME TAXES

    The following information supplements and should be read in conjunction with the Prospectus section entitled "Taxes." The Prospectus of the Funds describes generally the tax treatment of the Funds and their shareholders (i.e., the Participating Insurance Companies and their separate accounts). This section of the SAI includes additional information concerning federal income taxes.

    In General. Each of the Funds intends to qualify as a separate "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). If so qualified, each Fund will not be subject to federal income tax on its annual net investment income and net capital gains to the extent such net investment income and net capital gains are distributed to the Fund's shareholders.

    For a Fund to qualify as a regulated investment company under the Code, the following requirements must also be satisfied: (a) at least 90% of the Fund's annual gross income must be derived from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the Fund's principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; (b) the Fund must diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government obligations and the securities of other regulated investment companies) or in two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses; and (c) for taxable years beginning before August 5, 1997, the Fund, in general, must derive less than 30% of its gross income in a taxable year from the sale or other disposition of securities or options thereon held for less than three months.

    Each Fund must also distribute or be deemed to distribute to its shareholders at least 90% of its net investment income (which, for this purpose, includes net short-term capital gains) earned in each taxable year. Although a Fund must ordinarily make such distributions during the taxable year in which it realized the net investment income, in certain circumstances, the Fund may make such distributions in the following taxable year. Furthermore, distributions to a shareholder of record declared in October, November or December of one taxable year and paid by January 31 of the following taxable year are treated as paid by December 31 of the first taxable year.

    Excise Tax. A 4% non-deductible excise tax will be imposed on each Fund to the extent it does not meet certain minimum distribution requirements by the end of each calendar year. Each Fund intends to actually or be deemed to distribute substantially all of its net investment income and net capital gains by the end of each calendar year and, thus, expects not to be subject to the excise tax.

    Taxation of Portfolio Investments. Except as provided herein, gains and losses on the sale of portfolio securities by a Fund will generally be capital gains and losses. Such gains and losses will ordinarily be long-term capital gains and losses if the securities have been held by the Fund for more than one year at the time of disposition of the securities.

    Gains recognized on the disposition of a debt obligation (including tax-exempt obligations purchased after April 30, 1993) purchased by a Fund at a market discount (generally at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term the Fund held the debt obligation.

    If an option granted by a Fund lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. Some realized capital losses may be deferred if they result from a position which is part of a "straddle," discussed below. If securities are sold by a Fund pursuant to the exercise of a call option written by it, the Fund will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, the Fund will subtract the premium received from its cost basis in the securities purchased.

    The amount of any gain or loss realized by a Fund on closing out a regulated futures contract or a nonequity option will generally result in a realized capital gain or loss for federal income tax purposes. Such contracts and options held at the end of each fiscal year will be required to be "marked to market" for federal income tax purposes pursuant to Section 1256 of the Code. In this regard, they will be deemed to have been sold at market value. Under Section 1256 of the Code, sixty percent (60%) of any net gain or loss recognized on these deemed sales and sixty percent (60%) of any net realized gain or loss from any actual sales, will generally be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss. Transactions that qualify as designated hedges are excepted from the "mark-to-market" rule and the "60%/40%" rule.

    Under Section 988 of the Code, a Fund will generally recognize ordinary income or loss to the extent gain or loss realized on the disposition of portfolio securities is attributable to changes in foreign currency exchange rates. In addition, gain or loss realized on the disposition of a foreign currency forward contract, futures contract, option or similar financial instrument, or of foreign currency itself, will generally be treated as ordinary income or loss. The Funds will attempt to monitor Section 988 transactions, where applicable, to avoid adverse tax impact.

    Offsetting positions held by the Funds involving certain financial forward, futures or options contracts may be considered, for federal income tax purposes, to constitute "straddles." "Straddles" are defined to include "offsetting positions" in actively traded personal property. The tax treatment of "straddles" is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Section 1256 of the Code, described above. If a Fund were treated as entering into "straddles" by engaging in certain financial forward, futures or option contracts, such straddles could be characterized as "mixed straddles" if the futures, forwards, or options comprising a part of such straddles were governed by Section 1256 of the Code. A Fund may make one or more elections with respect to "mixed straddles." Depending upon which election is made, if any, the results with respect to the Fund may differ. Generally, to the extent the straddle rules apply to positions established by a Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle and the conversion transaction rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain or ordinary income.

    If a Fund enters into a "constructive sale" of any appreciated position in stock, a partnership interest, or certain debt instruments, the Fund must recognize gain (but not loss) with respect to that position. For this purpose, a constructive sale occurs when the Fund enters into one of the following transactions with respect to the same or substantially identical property: (i) a short sale; (ii) an offsetting notional principal contract; or (iii) a futures or forward contract.

    If a Fund purchases shares in a "passive foreign investment company" ("PFIC"), the Fund may be subject to federal income tax and an interest charge imposed by the Internal Revenue Service upon certain distributions from the PFIC or the Fund's disposition of its PFIC shares. If a Fund invests in a PFIC, the Fund intends to make an available election to mark-to-market its interest in PFIC shares. Under the election, the Fund will be treated as recognizing at the end of each taxable year the difference, if any, between the fair market value of its interest in the PFIC shares and its basis in such shares. In some circumstances, the recognition of loss may be suspended. The Fund will adjust its basis in the PFIC shares by the amount of income (or loss) recognized. Although such income (or loss) will be taxable to the Fund as ordinary income (or loss) notwithstanding any distributions by the PFIC, the Fund will not be subject to federal income tax or the interest charge with respect to its interest in the PFIC if it makes the available election if it makes the available election.

    Income and dividends received by the Fund from sources within foreign countries and gains on the disposition of foreign securities may be subject to withholding and other taxes imposed by foreign countries.

    Taxation of a Separate Account of a Participating Insurance Company. Under the Code, the investments of a segregated asset account, such as the separate accounts of the Participating Insurance Companies, must be "adequately diversified" in order for the holders of the VA Contracts or VLI Policies underlying the account to receive the tax-favored tax treatment generally afforded holders of annuities or life insurance policies.

    In general, the investments of a segregated asset account are considered to be "adequately diversified" only if (i) no more than 55% of the value of the total assets of the account is represented by any one investment; (ii) no more than 70% of the value of the total assets of the account is represented by any two investments; (iii) no more than 80% of the value of the total assets of the account is represented by any three investments; and (iv) no more than 90% of the value of the total assets of the account is represented by any four investments. In general, all securities of the same issuer are treated as a single investment for such purposes. However, Treasury Regulations provide a "look-through rule" with respect to a segregated asset account's investments in a regulated investment company for purposes of the applicable diversification requirements, provided certain conditions are satisfied by the regulated investment company. In particular, if the beneficial interests in the regulated investment company are held by one or more segregated asset accounts of one or more insurance companies, and if public access to such regulated investment company is available exclusively through the purchase of a VA Contract or VLI Policy, then a segregated asset account's beneficial interest in the regulated investment company is not treated as a single investment. Instead, a pro rata portion of each asset of the regulated investment company is treated as an asset of the segregated asset account.

    Each Fund intends to satisfy the relevant conditions at all times to enable the corresponding separate accounts to be "adequately diversified." Accordingly, each separate account of the Participating Insurance Companies will be able to treat its interests in a Fund as ownership of a pro rata portion of each asset of the Fund, so that individual holders of the VA Contracts or VLI Policies underlying the separate account will qualify for favorable federal income tax treatment under the Code.

    For information concerning the federal income tax consequences for the holders of VA Contracts and VLI Policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies and should consult their own tax advisors.

    Federal Income Tax Rates. As of the printing of this SAI, the maximum individual tax rate applicable to ordinary income is 39.6% (marginal tax rates may be higher for some individuals to reduce or eliminate the benefit of exemptions and deductions); the maximum individual marginal tax rate applicable to net capital gain is 28%; and the maximum corporate tax rate applicable to ordinary income and net capital gain is 35% (marginal tax rates may be higher for some corporations to reduce or eliminate the benefit of lower marginal income tax rates). The amount of tax payable by an individual or corporation, however, may be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters.


    Other Matters. Investors should be aware that the investments to be made by the Funds may involve sophisticated tax rules that may result in income or gain recognition by the Funds without corresponding current cash receipts. Although each Fund will seek to avoid significant noncash income, such noncash income could be recognized by a Fund, in which case the Fund may distribute cash derived from other sources in order to meet the minimum distribution requirements described above.

    The foregoing discussion and the discussions in the Prospectus applicable to each shareholder address only some of the Federal tax considerations generally affecting investments in the Portfolio. Each investor is urged to consult his or her tax advisor regarding specific questions as to Federal, state, local or foreign taxes.

                                  CAPITAL STOCK

    Life & Annuity Trust, an open-end, management investment company, was organized as a Delaware Business Trust on October 28, 1993. As of the date of this SAI, Life & Annuity Trust's Board of Trustees has authorized the issuance of six series of shares, each representing an unlimited number of beneficial interests -- the Asset Allocation Fund, the Equity Value Fund, the Growth Fund, the Money Market Fund, the Strategic Growth Fund and the U.S. Government Allocation Fund -- and the Board of Trustees may, in the future, authorize the creation of additional investment portfolios.

    All shares of a Fund have equal voting rights and will be voted in the aggregate, and not by series, except where voting by a series is required by law or where the matter involved only affects one series. For example, a change in a Fund's fundamental investment policy would be voted upon only by shareholders of the Fund involved. Additionally, approval of an advisory contract is a matter to be determined separately by Fund. Approval by the shareholders of one Fund is effective as to that Fund whether or not sufficient votes are received from the Shareholders of the other investment portfolios to approve the proposal as to those investment portfolios. As used in the Prospectus and in this SAI, the term "majority," when referring to approvals to be obtained from shareholders of the Fund, means the vote of the lesser of (i) 67% of the shares of the Fund represented at a meeting if the shareholders of more than 50% of the outstanding interests of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The term "majority," when referring to the approvals to be obtained from shareholders of Life & Annuity Trust as a whole, means the vote of the lesser of (i) 67% of Life & Annuity Trust's shares represented at a meeting if the shareholders of more than 50% of Life & Annuity Trust's outstanding shares are present in person or by proxy, or (ii) more than 50% of Life & Annuity Trust's outstanding shares. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.

    Life & Annuity Trust may dispense with an annual meeting of shareholders in any year in which it is not required to elect Trustees under the 1940 Act. However, Life & Annuity Trust has undertaken to hold a special meeting of its shareholders for the purpose of voting on the question of removal of a Trustee or Trustees if requested in writing by the shareholders of at least 10% of Life & Annuity Trust's outstanding voting shares, and to assist in communicating with other shareholders as required by Section 16(c) of the 1940 Act.

    Each share of a Fund represents an equal proportional interest in the Fund with each other share and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Trustees. In the event of the liquidation or dissolution of Life & Annuity Trust, shareholders of a Fund are entitled to receive the assets attributable to the Fund that are available for distribution, and a distribution of any general assets not attributable to a particular investment portfolio that are available for distribution in such manner and on such basis as the Trustees in their sole discretion may determine.

    Shareholders are not entitled to any preemptive rights. All shares, when issued as described in the Prospectus, will be fully paid and non-assessable by Life & Annuity Trust.

    Set forth below is the name, address and share ownership of each person known by the Trust to have beneficial or record ownership of 5% or more of the voting securities of a Fund as a whole.


                        5% OWNERSHIP AS OF APRIL 1, 1998

                                NAME AND ADDRESS          PERCENTAGE
NAME OF FUND                    OF SHAREHOLDER            OF CLASS     CAPACITY
------------                    ----------------          ----------   --------
Asset Allocation .............  American Skandia Life      99.93%       Record
                                P.O. Box 883
                                Shelton, CT 06484

Growth .......................  American Skandia Life      99.94%       Record
                                P.O. Box 883
                                Shelton, CT 06484

Money Market .................  American Skandia Life      99.79%       Record
                                P.O. Box 883
                                Shelton, CT 06484

U.S. Government Allocation ...  American Skandia Life      94.35%       Record
                                P.O. Box 883
                                Shelton, CT 06484

                                Security Equity             5.52%       Record
                                Life Insurance Co.
                                84 Business Park Drive
                                Suite 303
                                Armonk, NY 10504


    For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial holder of more than 25% of a class (or Fund), or is identified as the holder of record of more than 25% of a class (or Fund) and has voting and/or investment powers, it may be presumed to control such class (or Fund).

                                      OTHER

    The Registration Statement, including the Prospectus, the SAI and the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C. Statements contained in the Prospectus or the SAI as to the contents of any contract or other document referred to herein or in the Prospectus are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

    The portfolio of investments, audited financial statements and independent auditors' report for the Funds of Life & Annuity Trust for the year ended December 31, 1997 are attached to this SAI.

                              INDEPENDENT AUDITORS

    KPMG Peat Marwick LLP has been selected as the independent auditors for Life & Annuity Trust. KPMG Peat Marwick LLP provides audit services, tax return preparation and assistance and consultation in connection with review of certain SEC filings. KPMG Peat Marwick LLP's address is Three Embarcadero Center, San Francisco, California 94111.

                                    APPENDIX

    The following is a description of the ratings given by Moody's and S&P to corporate bonds and commercial paper.

CORPORATE BONDS

    MOODY'S: The four highest ratings for corporate bonds are "Aaa,""Aa","A" and "Baa." Bonds rated "Aaa" are judged to be of the "best quality" and carry the smallest amount of investment risk. Bonds rated "Aa" are of "high quality by all standards," but margins of protection or other elements make long-term risks appear somewhat greater than "Aaa" rated bonds. Bonds rated "A" possess many favorable investment attributes and are considered to be upper medium grade obligations. Bonds rated "Baa" are considered to be medium grade obligations; interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds have speculative characteristics as well. Moody's applies numerical modifiers: 1, 2 and 3 in each rating category from "Aa" through "Baa" in its rating system. The modifier 1 indicates that the security ranks in the higher end of its category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end.

    S&P: The four highest ratings for corporate bonds are "AAA,""AA,""A" and "BBB." Bonds rated "AAA" have the highest ratings assigned by S&P and have an extremely strong capacity to pay interest and repay principal. Bonds rated "AA" have a "very strong capacity to pay interest and repay principal" and differ "from the highest rated issued only in small degree." Bonds rated "A" have a "strong capacity" to pay interest and repay principal, but are "somewhat more susceptible" to adverse effects of changes in economic conditions or other circumstances than bonds in higher rated categories. Bonds rated "BBB" are regarded as having an "adequate capacity" to pay interest and repay principal, but changes in economic conditions or other circumstances are more likely to lead to a "weakened capacity" to make such repayments. The ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the category.

CORPORATE COMMERCIAL PAPER

    MOODY'S: The highest rating for corporate commercial paper is "P-1" (Prime-1). Issuers rated "P-1" have a "superior capacity for repayment of short-term promissory obligations." Issuers rated "P-2" (Prime-2) "have a strong capacity for repayment of short-term promissory obligations," but earnings trends, while sound, will be subject to more variation.

    S&P: The "A-1" rating for corporate commercial paper indicates that the "degree of safety regarding timely payment is either overwhelming or very strong." Commercial paper with "overwhelming safety characteristics" will be rated "A-1+." Commercial paper with a strong capacity for timely payments on issues will be rated "A-2."

LIFE & ANNUITY TRUST ASSET ALLOCATION FUND--DECEMBER 31, 1997
PORTFOLIO OF INVESTMENTS

                                                                              INTEREST         MATURITY
 PRINCIPAL                            SECURITY NAME                             RATE             DATE              VALUE
                  U.S. TREASURY SECURITIES (99.48%)
                  U.S. TREASURY BILLS (68.70%)
$ 8,310,000       U.S. Treasury Bills                                           4.71%+         01/15/98         $ 8,292,853
  8,932,000       U.S. Treasury Bills                                           5.00+          02/05/98           8,884,674
  3,814,000       U.S. Treasury Bills*                                          5.00+          02/26/98           3,783,162
 31,387,000       U.S. Treasury Bills                                           5.01+          01/22/98          31,291,531
    297,000       U.S. Treasury Bills                                           5.02+          02/19/98             294,777
  4,664,000       U.S. Treasury Bills                                           5.10+          03/05/98           4,622,635
  2,281,000       U.S. Treasury Bills                                           5.13+          03/26/98           2,253,968
                                                                                                                -----------
                                                                                                                $59,423,600
                  U.S. TREASURY BONDS (30.78%)
$   900,000       U.S. Treasury Bonds                                           6.00%          02/15/26         $   898,874
  4,800,000       U.S. Treasury Bonds                                           8.50           02/15/20           6,238,502
  5,000,000       U.S. Treasury Bonds                                           8.75           05/15/20           6,657,815
  2,350,000       U.S. Treasury Bonds                                           8.75           08/15/20           3,133,579
  2,200,000       U.S. Treasury Bonds                                           8.88           02/15/19           2,943,875
  5,000,000       U.S. Treasury Bonds                                           9.00           11/15/18           6,757,815
                                                                                                                -----------
                                                                                                                $26,630,460
                  TOTAL U.S. TREASURY SECURITIES                                                                $86,054,060
                  (Cost $84,739,465)


                  TOTAL INVESTMENTS IN SECURITIES
                  (Cost $84,739,465)** (Notes 1 and 3)    99.48%                                                $86,054,060
                  Other Assets and Liabilities, Net        0.52                                                     451,796
                                                        -------                                                 -----------
                  TOTAL NET ASSETS                       100.00%                                                $86,505,856
                                                        =======                                                 ===========

--------------------------------------------------------------------------------
 + Yield to maturity.
 * These U.S. Treasury Bills are held in a segregated account for margin requirements on future contracts. As of 12/31/97 the notional contractual value of the futures contracts was $50,893,650. See note 1.
** Cost for federal income tax purposes is the same as for financial statement purposes and net unrealized appreciation consists of:

                Gross Unrealized Appreciation          $1,317,010
                Gross Unrealized Depreciation              (2,415)
                                                       ----------
                NET UNREALIZED APPRECIATION            $1,314,595
                                                       ==========

The accompanying notes are an integral part of these financial statements.

LIFE & ANNUITY TRUST GROWTH AND INCOME FUND--DECEMBER 31, 1997
PORTFOLIO OF INVESTMENTS

  SHARES                                SECURITY NAME                                  COST              VALUE
                 COMMON STOCKS (89.14%)
                 AEROSPACE (1.70%)
    15,000       Boeing Co                                                          $   857,615       $   734,063
     5,000       Lockheed Martin Corp                                                   527,804           492,500
                                                                                    -----------       -----------
                                                                                    $ 1,385,419       $ 1,226,563
                 APPLIANCES AND FURNITURE (1.20%)
    20,500       Sunbeam-Oster Co Inc                                               $   619,068       $   863,563
                 AUTOMOBILE & RELATED (1.84%
    21,000       Danaher Corp                                                       $   874,115       $ 1,325,625
                 BASIC INDUSTRIES (3.34%)
    13,400       Aluminum Co of America                                             $   899,658       $   943,025
    12,800       Colgate-Palmolive Co                                                   685,664           940,800
    12,300       Monsanto Co                                                            443,860           516,600
                                                                                    -----------       -----------
                                                                                    $ 2,029,182       $ 2,400,425
                 BEVERAGE BREWING AND DISTRIBUTION (3.01%)
    20,900       Coca-Cola Co                                                       $ 1,383,789       $ 1,392,463
    21,300       Pepsico Inc                                                            780,853           776,119
                                                                                    -----------       -----------
                                                                                    $ 2,164,642       $ 2,168,582
                 COMMERCIAL SERVICES (2.11%)
    41,000       Service Corp International                                         $ 1,291,254       $ 1,514,438
                 COMPUTER SOFTWARE (2.46%)
    14,600       First Data Corp                                                    $   563,633       $   427,050
    10,400       Microsoft Corp!                                                      1,454,653         1,344,200
                                                                                    -----------       -----------
                                                                                    $ 2,018,286       $ 1,771,250
                 COMPUTER SYSTEMS (4.75%)
    21,000       Cisco Systems Inc!                                                 $   833,105       $ 1,170,750
     9,400       Hewlett Packard Co                                                     636,474           587,500
     8,900       International Business Machines Corp                                 1,001,450           930,606
     9,100       Lucent Technologies Inc                                                737,874           726,863
                                                                                    -----------       -----------
                                                                                    $ 3,208,903       $ 3,415,719

LIFE & ANNUITY TRUST GROWTH AND INCOME FUND--DECEMBER 31, 1997
PORTFOLIO OF INVESTMENTS

  SHARES                                SECURITY NAME                                  COST              VALUE
                 ENERGY & RELATED (11.25%)
    10,200       Amoco Corp                                                         $   916,955       $   868,275
    14,400       Anadarko Petroleum Corp                                                890,170           873,900
    15,000       Baker Hughes Inc                                                       666,671           654,375
    22,000       Exxon Corp                                                           1,409,870         1,346,125
     7,200       FPL Group Inc                                                          379,759           426,150
     8,800       Mobil Corp                                                             599,139           635,250
    19,200       Royal Dutch Petroleum Co                                             1,037,232         1,040,400
     7,243       Santa Fe International Corp                                            339,288           294,700
     8,149       Schlumberger Ltd                                                       629,551           655,995
    10,200       Texaco Inc                                                             551,597           554,625
     9,100       Tosco Corp                                                             296,333           344,094
    14,200       Williams Co Inc                                                        332,795           402,917
                                                                                    -----------       -----------
                                                                                    $ 8,049,360       $ 8,096,806
                 ENTERTAINMENT & LEISURE (1.20%)
     8,700       Disney (Walt) Co                                                   $   818,540       $   861,844
                 FINANCE & RELATED (13.20%)
    16,100       American International Group Inc                                   $ 1,274,351       $ 1,750,875
     6,000       Banc One Corp                                                          324,934           325,875
    14,700       Chase Manhattan Bank                                                 1,521,317         1,609,650
    29,600       Conseco Inc                                                          1,181,818         1,344,950
    13,100       Federal Home Loan Mortgage Corp                                        457,998           549,381
    11,800       Household International Inc                                          1,197,031         1,505,238
    15,264       MBNA Corp                                                              389,659           416,898
    28,900       SAFECO Corp                                                          1,400,866         1,408,875
     9,700       Schwab (Charles) Corp                                                  268,180           406,794
     7,000       Security Capital Industrial Trust                                      142,134           174,125
                                                                                    -----------       -----------
                                                                                    $ 8,158,288       $ 9,492,661
                 FOOD & RELATED (1.74%)
    27,700       Philip Morris Co Inc                                               $ 1,158,656       $ 1,255,156
                 GENERAL BUSINESS & RELATED (4.71%)
    10,100       DuPont (E I) de Nemours                                            $   651,677       $   606,631
    28,500       General Electric Co                                                  1,698,681         2,091,188
    11,500       Kimberly-Clark Corp                                                    550,885           567,094
     2,000       Tribune Co                                                             117,920           124,500
                                                                                    -----------       -----------
                                                                                    $ 3,019,163       $ 3,389,413
                 HEALTHCARE (4.00%)
    17,000       American Home Products Corp                                        $ 1,243,765       $ 1,300,500
    10,200       Lilly (Eli) & Co                                                       688,191           710,175
    11,600       Pfizer Inc                                                             876,786           864,925
                                                                                    -----------       -----------
                                                                                    $ 2,808,742       $ 2,875,600

LIFE & ANNUITY TRUST GROWTH AND INCOME FUND--DECEMBER 31, 1997
PORTFOLIO OF INVESTMENTS

  SHARES                                SECURITY NAME                                  COST              VALUE
                 MANUFACTURING PROCESSING (5.55%)
    30,000       Allied Signal Inc                                                  $   963,992       $ 1,168,125
     5,500       Honeywell Inc                                                          428,145           376,750
    12,000       Johnson & Johnson                                                      783,270           790,500
     8,100       Praxair Inc                                                            456,908           364,500
    16,200       Procter & Gamble Co                                                  1,317,727         1,292,963
                                                                                    -----------       -----------
                                                                                    $ 3,950,042       $ 3,992,838
                 MEDICAL EQUIPMENT & SUPPLIES (1.89%)
    27,000       Baxter International Inc                                           $ 1,202,653       $ 1,361,813
                 PHARMACEUTICALS (3.69%)
    12,500       Bristol-Myers Squibb Co                                            $ 1,201,063       $ 1,182,813
    10,900       Merck & Co Inc                                                       1,039,892         1,158,125
     6,100       Smithkline Beecham Plc                                                 293,730           313,769
                                                                                    -----------       -----------
                                                                                    $ 2,534,685       $ 2,654,707
                 REAL ESTATE INVESTMENT TRUSTS (0.88%)
     6,200       Equity Residential Properties Trust                                $   258,951       $   313,488
     7,500       Spieker Properties Inc                                                 227,475           321,563
                                                                                    -----------       -----------
                                                                                    $   486,426       $   635,051
                 RETAIL & RELATED (3.10%)
     8,000       Dayton-Hudson Corp                                                 $   448,899       $   540,000
     3,650       Gap Inc                                                                129,121           129,347
     7,500       Gillette Co                                                            447,088           753,281
    20,400       Wal Mart Stores Inc                                                    836,859           804,525
                                                                                    -----------       -----------
                                                                                    $ 1,861,967       $ 2,227,153
                 SEMICONDUCTORS (1.74%)
     9,600       Intel Corp                                                         $   782,551       $   674,400
    10,100       Motorola Inc                                                           692,099           576,331
                                                                                    -----------       -----------
                                                                                    $ 1,474,650       $ 1,250,731
                 TELECOMMUNICATIONS (11.06%)
    25,800       AT & T Corp                                                        $ 1,277,388       $ 1,580,250
    21,100       Bell Atlantic Corp                                                   1,790,316         1,920,100
    45,000       Ericsson Telefonaktiebolaget L M Class B                             1,475,953         1,679,063
     8,700       France Telecom SA -- Sponsored ADR+ (France)                           319,703           313,200
    13,000       GTE Corp                                                               576,046           679,250
     4,000       Nokia Corp ADR Class A                                                 353,231           280,000
     6,750       Portugal Telecom SA -- Sponsored ADR (Portugal)                        286,385           317,250
    11,900       SBC Communication Inc                                                  719,029           871,675
     4,900       Telecom Italia SPA -- Sponsored ADR (Italy)                            316,932           313,600
                                                                                    -----------       -----------
                                                                                    $ 7,114,983       $ 7,954,388

LIFE & ANNUITY TRUST GROWTH AND INCOME FUND--DECEMBER 31, 1997
PORTFOLIO OF INVESTMENTS

  SHARES          SECURITY NAME                                                       COST              VALUE
                 UNIT INVESTMENT TRUSTS (4.16%)
    30,850       Standard & Poor's Depositary Receipt                               $ 2,998,157       $ 2,990,522

                 UTILITIES (0.56%)
    14,900       Edison International                                               $   384,109       $   405,094

                 TOTAL COMMON STOCKS                                                $59,611,290       $64,129,942

                 WARRANTS (0.002%)
       325       Security Capital Group expires 9/18/98+                            $     2,559       $     1,706

                                                                              INTEREST       MATURITY
PRINCIPAL                                                                       RATE           DATE            VALUE
                 SHORT-TERM INSTRUMENTS (6.56%)
                 REPURCHASE AGREEMENTS (6.56%)
$2,793,000       Goldman Sachs Pooled Repurchase Agreement - 102%
                 Collateralized by U.S. Government Securities                    6.50%       01/02/98       $ 2,793,000
 1,923,000       JP Morgan Securities Inc Repurchase Agreement - 102%
                 Collateralized by U.S. Government Securities (Cost
                 $4,716,000)                                                     6.30        01/02/98         1,923,000
                                                                                                            -----------
                                                                                                            $ 4,716,000
                 TOTAL INVESTMENTS IN SECURITIES
                 (Cost $64,329,849)* (Notes 1 and 3)         95.70%                                         $68,847,648
                 Other Assets and Liabilities, Net            4.30                                            3,096,220
                                                            ------                                          -----------
                 TOTAL NET ASSETS                           100.00%                                         $71,943,868
                                                            ======                                          ===========

--------------------------------------------------------------------------------
 + Non-income earning securities.
 * Cost for federal income tax purposes is the same as for financial statement purposes and net unrealized appreciation consists of:

                 Gross Unrealized Appreciation          $6,030,574
                 Gross Unrealized Depreciation          (1,512,775)
                                                        ----------
                 NET UNREALIZED APPRECIATION            $4,517,799
                                                        ==========

The accompanying notes are an integral part of these financial statements.

LIFE & ANNUITY TRUST MONEY MARKET FUND--DECEMBER 31, 1997
PORTFOLIO OF INVESTMENTS

                                                                             INTEREST         MATURITY
PRINCIPAL         SECURITY NAME                                                RATE             DATE              VALUE
                 U.S. TREASURY SECURITIES 69.21%

                 U.S. TREASURY BILLS 39.39%
$1,500,000       U.S. Treasury Bills                                           4.09%+         01/08/98         $ 1,498,513
 4,340,000       U.S. Treasury Bills                                           5.01+          01/22/98           4,326,374
                                                                                                               -----------
                                                                                                               $ 5,824,887
                 U.S. TREASURY NOTES 29.82%
$  530,000       U.S. Treasury Notes                                           5.13%          04/30/98         $   528,480
   250,000       U.S. Treasury Notes                                           5.13           06/30/98             249,361
   500,000       U.S. Treasury Notes                                           5.88           04/30/98             500,581
 1,200,000       U.S. Treasury Notes                                           6.13           05/15/98           1,201,528
   480,000       U.S. Treasury Notes                                           6.13           08/31/98             481,076
   660,000       U.S. Treasury Notes                                           7.13           10/15/98             667,296
   150,000       U.S. Treasury Notes                                           7.88           01/15/98             150,124
   250,000       U.S. Treasury Notes                                           7.88           04/15/98             251,232
   375,000       U.S. Treasury Notes                                           8.25           07/15/98             380,147
                                                                                                               -----------
                                                                                                               $ 4,409,825

                 TOTAL U.S. TREASURY SECURITIES                                                                $10,234,712
                 (Cost $10,234,712)

                 REPURCHASE AGREEMENTS 59.23%
$2,208,000       Goldman Sachs Pooled Repurchase Agreement - 102%
                 Collateralized by U.S. Government Securities                  6.50%          01/02/98         $ 2,208,000
 3,679,000       HSBC Securities Inc Repurchase Agreement - 102%
                 Collateralized by U.S. Government Securities                  6.50           01/02/98           3,679,000
   192,000       JP Morgan Securities Inc Repurchase Agreement - 102%
                 Collateralized by U.S. Government Securities                  6.30           01/02/98             192,000
 2,679,000       Morgan Stanley & Co Repurchase Agreement - 102%
                 Collateralized by U.S. Government Securities                  6.50           01/02/98           2,679,000
                                                                                                               -----------
                 TOTAL REPURCHASE AGREEMENTS (Cost $8,758,000)                                                 $ 8,758,000

                 TOTAL INVESTMENTS IN SECURITIES
                 (Cost $18,992,712)* (Note 1)           128.44%                                                $18,992,712
                 Other Assets and Liabilities, Net      (28.44)                                                 (4,205,084)
                                                        -------                                                -----------
                 TOTAL NET ASSETS                       100.00%                                                $14,787,628
                                                        =======                                                ===========

--------------------------------------------------------------------------------
+  Yield to maturity.
* Cost for federal income tax purposes is the same as for financial statement purposes.

The accompanying notes are an integral part of these financial statements.

LIFE & ANNUITY TRUST U.S. GOVERNMENT ALLOCATION FUND--DECEMBER 31, 1997 PORTFOLIO OF INVESTMENTS

                                                                            INTEREST         MATURITY
PRINCIPAL        SECURITY NAME                                                RATE             DATE              VALUE
                 U.S. TREASURY SECURITIES--112.48%

                 U.S. TREASURY BILLS--68.03%
$3,048,000       U.S. Treasury Bills                                          4.71%+         01/15/98         $ 3,041,711
   323,000       U.S. Treasury Bills                                          5.00+          02/05/98             321,393
 3,059,000       U.S. Treasury Bills                                          5.00+          02/26/98           3,034,266
 6,159,000       U.S. Treasury Bills                                          5.01+          01/22/98           6,140,274
    78,000       U.S. Treasury Bills                                          5.02+          02/19/98              77,416
 3,618,000       U.S. Treasury Bills                                          5.10+          03/05/98           3,585,912
    52,000       U.S. Treasury Bills                                          5.13+          03/26/98              51,384
                                                                                                              -----------
                                                                                                              $16,252,356
                 U.S. TREASURY BONDS--7.92%
$  250,000       U.S. Treasury Bonds                                         10.75%          05/15/03         $   306,953
   300,000       U.S. Treasury Bonds                                         11.13           08/15/03             376,500
   600,000       U.S. Treasury Bonds                                         11.88           11/15/03             780,375
   300,000       U.S. Treasury Bonds                                         13.75           08/15/04             429,750
                                                                                                              -----------
                                                                                                              $ 1,893,578
                 U.S. TREASURY NOTES--36.53%
$2,150,000       U.S. Treasury Notes                                          5.75%          08/15/03         $ 2,152,017
 1,000,000       U.S. Treasury Notes                                          5.88           02/15/04           1,009,063
 1,800,000       U.S. Treasury Notes                                          6.25           02/15/03           1,841,063
 1,150,000       U.S. Treasury Notes                                          7.25           05/15/04           1,241,281
 1,150,000       U.S. Treasury Notes                                          7.25           08/15/04           1,243,079
   750,000       U.S. Treasury Notes                                          7.88           11/15/04             838,360
   300,000       U.S. Treasury Notes                                         12.38           05/15/04             404,344
                                                                                                              -----------
                                                                                                              $ 8,729,207

                 TOTAL U.S. TREASURY SECURITIES                                                               $26,875,141
                 (Cost $26,646,994)

                 TOTAL INVESTMENTS IN SECURITIES
                 (Cost $26,646,994)* (Notes 1 and 3)    112.48%                                               $26,875,141
                 Other Assets and Liabilities, Net      (12.48)                                               (2,981,362)
                                                        -------                                               -----------
                 TOTAL NET ASSETS                       100.00%                                               $23,893,779
                                                        =======                                               ===========

--------------------------------------------------------------------------------
+  Yield to maturity.
* Cost for federal income tax purposes is the same as for financial statement purposes and net unrealized appreciation consists of:

                Gross Unrealized Appreciation       $228,960
                Gross Unrealized Depreciation           (813)
                                                    --------
                NET UNREALIZED APPRECIATION         $228,147
                                                    ========

The accompanying notes are an integral part of these financial statements.

LIFE & ANNUITY TRUST
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1997

                                                                                                                    U.S.
                                                        Asset            Growth and             Money            Government
                                                     Allocation            Income              Market            Allocation
                                                        Fund                Fund                Fund                Fund
----------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments:
  In securities, at identified cost (Note 3)
    (Includes repurchase agreements of $8,758,000
    for the Money Market Fund)                       $84,739,465         $64,329,849         $18,992,712         $26,646,994
  In securities, at market value                     $86,054,060         $68,847,648         $18,992,712         $26,875,141
Cash                                                         860               1,316               2,562                 421
Receivables:
  Dividends and interest                                 441,151              95,331              64,875             207,112
  Fund shares sold                                     1,122,949           3,341,544              80,553             120,137
Prepaid expenses                                           4,758                 929                   0                 331
TOTAL ASSETS                                          87,623,778          72,286,768          19,140,702          27,203,142

LIABILITIES
Variation margin on futures contracts                     19,700                   0                   0                   0
Payables:
  Investment securities purchased                              0             125,118                   0                   0
  Distribution to shareholders                         1,025,129             172,105              80,553             120,139
  Fund shares redeemed                                         0                   0           4,238,947           3,142,712
  Due to co-administrator (Note 2)                         1,424               1,134                 318                 451
  Due to adviser (Note 2)                                 55,415              40,308               7,523              13,939
Accrued expenses                                          16,254               4,235              25,733              32,122
TOTAL LIABILITIES                                      1,117,922             342,900           4,353,074           3,309,363

TOTAL NET ASSETS                                     $86,505,856         $71,943,868         $14,787,628         $23,893,779
Net assets consist of:
Paid-in Capital                                      $82,609,421         $64,221,389         $14,787,628         $23,559,783
Undistributed net realized gain on investments         1,863,490           3,204,680                   0             105,849
Net unrealized appreciation of futures                   718,350                   0                   0                   0
Net unrealized appreciation of investments             1,314,595           4,517,799                   0             228,147
TOTAL NET ASSETS                                     $86,505,856         $71,943,868         $14,787,628         $23,893,779

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
  (NOTE 4)
Net assets                                           $86,505,856         $71,943,868         $14,787,628         $23,893,779
Shares outstanding                                     7,217,104           4,285,400          14,787,632           2,327,003
Net asset value and offering price                        $11.99              $16.79               $1.00              $10.27
----------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

LIFE & ANNUITY TRUST
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1997

                                                           Asset            Growth and          Money           U.S. Government
                                                        Allocation            Income            Market            Allocation
                                                           Fund                Fund              Fund                Fund
-------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
  Dividends                                             $         0         $  716,607         $      0           $        0
  Interest                                                4,212,871            260,785          872,937            1,228,097
TOTAL INCOME                                              4,212,871            977,392          872,937            1,228,097

EXPENSES (NOTE 2)
  Advisory fees                                             419,704            318,232           71,778              115,022
  Administration fees                                        36,082             28,024            8,107               10,010
  Custody fees                                                    0             17,858            5,742                    0
  Portfolio accounting fees                                       0             59,430           35,141                    0
  Transfer agency fees                                       94,187             71,653           15,412               25,864
  Legal and audit fees                                       28,977             24,361           19,591               22,206
  Registration fees                                           4,131              1,000                0                1,000
  Directors' fees                                            11,856             11,856           11,856               11,856
  Other                                                       2,095              1,556            2,569                  715
TOTAL EXPENSES                                              597,032            533,970          170,196              186,673
Less: Waived Fees and Reimbursed Expenses                   (38,227)          (189,332)         (85,698)             (63,992)
Net Expenses                                                558,805            344,638           84,498              122,681
NET INVESTMENT INCOME                                     3,654,066            632,754          788,439            1,105,416

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  Net realized gain on sale of investments and futures
    contracts                                             8,763,882          6,848,993                0              149,427
  Net unrealized appreciation of futures contracts          496,725                  0                0                    0
  Net change in unrealized appreciation of investments      706,325            143,053                0              204,961
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS           9,966,932          6,992,046                0              354,388

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS    $13,620,998         $7,624,800         $788,439           $1,459,804
-------------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

LIFE & ANNUITY TRUST
STATEMENTS OF CHANGES IN NET ASSETS

                                                                      Asset                               Growth and
                                                                    Allocation                              Income
                                                                       Fund                                  Fund
                                                         --------------------------------      --------------------------------
                                                            For the            For the            For the            For the
                                                          Year Ended         Year Ended         Year Ended         Year Ended
                                                         Dec. 31, 1997      Dec. 31, 1996      Dec. 31, 1997      Dec. 31, 1996
-------------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
Operations:
  Net investment income                                   $ 3,654,066        $ 2,121,841        $   632,754        $   321,626
  Net realized gain (loss) on sale of investments and
    futures contracts                                       8,763,882          2,464,924          6,848,993            670,537
  Net unrealized appreciation of futures contracts            496,725             37,850                  0                  0
  Net unrealized appreciation (depreciation) of
    investments                                               706,325            (24,131)           143,053          3,407,928
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS       13,620,998          4,600,484          7,624,800          4,400,091
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                               (3,654,066)        (2,121,841)          (632,754)          (321,626)
  From net realized gain on sales of investments           (7,395,696)        (2,300,431)        (3,829,806)          (514,688)
CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold                                28,067,836         25,372,586         33,001,835         19,876,206
  Reinvestment of dividends                                11,049,762          4,422,270          4,462,560            836,312
  Cost of shares redeemed                                  (6,979,919)        (3,642,899)        (2,063,405)        (1,815,249)
NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE
  TRANSACTIONS (NOTE 4)                                    32,137,679         26,151,957         35,400,990         18,897,269
INCREASE IN NET ASSETS                                     34,708,915         26,330,169         38,563,230         22,461,046

NET ASSETS
  Beginning net assets                                     51,796,941         25,466,772         33,380,638         10,919,592
  ENDING NET ASSETS                                       $86,505,856        $51,796,941        $71,943,868        $33,380,638

SHARES ISSUED AND REDEEMED:
  Shares sold                                               2,314,085          2,210,668          1,974,920          1,407,558
  Shares issued in reinvestment of dividends                  914,141            385,749            261,363             56,387
  Shares redeemed                                            (548,327)          (318,474)          (127,163)          (133,606)
NET INCREASE IN SHARES OUTSTANDING                          2,679,899          2,277,943          2,109,120          1,330,339
-------------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

LIFE & ANNUITY TRUST
STATEMENTS OF CHANGES IN NET ASSETS

                                                                      Money                             U.S. Government
                                                                      Market                               Allocation
                                                                      Fund                                    Fund
                                                         --------------------------------      --------------------------------
                                                            For the               For the            For the            For the
                                                          Year Ended           Year Ended         Year Ended         Year Ended
                                                         Dec. 31, 1997      Dec. 31, 1996      Dec. 31, 1997      Dec. 31, 1996
-------------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
Operations:
  Net investment income                                   $   788,439        $   442,922        $ 1,105,416        $   470,850
  Net realized gain (loss) on sale of investments                   0                225            149,427             (3,569)
  Net unrealized appreciation of futures contracts                  0                  0                  0                  0
  Net unrealized appreciation (depreciation) of
    investments                                                     0                  0            204,961            (32,071)
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS          788,439            443,147          1,459,804            435,210
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                 (788,439)          (442,922)        (1,105,416)          (470,850)
  From net realized gain on sales of investments                    0               (225)           (40,057)                 0
CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold                                20,957,328         15,213,897         12,942,563          8,754,298
  Reinvestment of dividends                                   788,439            443,145          1,145,473            470,850
  Cost of shares redeemed                                 (19,625,090)        (8,813,439)        (4,035,922)          (517,327)
NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE
  TRANSACTIONS (NOTE 4)                                     2,120,677          6,843,603         10,052,114          8,707,821
INCREASE IN NET ASSETS                                      2,120,677          6,843,603         10,366,445          8,672,181

NET ASSETS:
  Beginning net assets                                     12,666,951          5,823,348         13,527,334          4,855,153
  ENDING NET ASSETS                                       $14,787,628        $12,666,951        $23,893,779        $13,527,334

SHARES ISSUED AND REDEEMED:
  Shares sold                                              20,957,328         15,213,897          1,273,335            868,061
  Shares issued in reinvestment of dividends                  788,439            443,145            112,789             46,768
  Shares redeemed                                         (19,625,090)        (8,813,439)          (394,100)           (51,054)
NET INCREASE IN SHARES OUTSTANDING                          2,120,677          6,843,603            992,024            863,775
-------------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

LIFE & ANNUITY TRUST
FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                                                  Asset Allocation Fund
                                                              --------------------------------------------------------------
                                                                                                              From inception
                                                                                                               on April 15,
                                                              Year Ended      Year Ended      Year Ended         1994 to
                                                               Dec. 31,        Dec. 31,        Dec. 31,          Dec. 31,
                                                                 1997            1996            1995              1994
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $ 11.42         $ 11.27         $  9.71            $10.00
  Net investment income                                           0.60            0.56            0.55              0.30
  Net realized and unrealized gain (loss) on investments          1.73            0.69            2.21             (0.19)
                                                               -------         -------         -------            ------
TOTAL FROM INVESTMENT OPERATIONS                                  2.33            1.25            2.76              0.11
LESS DISTRIBUTIONS:
  Dividends from net investment income                           (0.60)          (0.56)          (0.55)            (0.30)
  Distributions from net realized gain                           (1.16)          (0.54)          (0.65)            (0.10)
                                                               -------         -------         -------            ------
TOTAL FROM DISTRIBUTIONS                                         (1.76)          (1.10)          (1.20)            (0.40)
                                                               -------         -------         -------            ------
NET ASSET VALUE, END OF PERIOD                                 $ 11.99         $ 11.42         $ 11.27            $ 9.71
                                                               =======         =======         =======            ======

Total Return*                                                   20.88%          11.46%          28.95%             1.13%**

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000)                              $86,506         $51,797         $25,467            $7,464
RATIOS TO AVERAGE NET ASSETS (ANNUALIZED):
  Ratio of expenses to average net assets                        0.80%           0.69%           0.41%             0.00%
  Ratio of net investment income to average net assets           5.20%           5.34%           5.58%             6.30%
  Portfolio turnover                                              156%              4%             97%                0%
  Average commission rate paid(1)                                  N/A             N/A             N/A               N/A
----------------------------------------------------------------------------------------------------------------------------
  Ratio of expenses to average net assets prior to waived
    fees and reimbursed expenses                                 0.85%           0.80%           1.22%             2.24%
  Ratio of net investment income(loss) to average net assets
    prior to waived fees and reimbursed expenses                 5.15%           5.23%           4.77%             4.06%
----------------------------------------------------------------------------------------------------------------------------
(1) For fiscal years beginning on or after September 15, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged. This amount may vary from period to period and fund to fund depending on the mix of trades executed in various markets where trading practices and commission rate structures may differ.

 * Total returns do not include any sales charges.

** Not annualized.

The accompanying notes are an integral part of these financial statements.

LIFE & ANNUITY TRUST
FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                                                  Growth and Income Fund
                                                              --------------------------------------------------------------
                                                                                                              From inception
                                                                                                               on April 12,
                                                              Year Ended      Year Ended      Year Ended         1994 to
                                                               Dec. 31,        Dec. 31,        Dec. 31,          Dec. 31,
                                                                 1997            1996            1995              1994
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $ 15.34         $ 12.91         $ 10.30            $10.00
  Net investment income                                           0.19            0.20            0.22              0.14
  Net realized and unrealized gain (loss) on investments          2.48            2.68            2.77              0.30
                                                               -------         -------         -------            ------
TOTAL FROM INVESTMENT OPERATIONS                                  2.67            2.88            2.99              0.44
LESS DISTRIBUTIONS:
  Dividends from net investment income                           (0.19)          (0.20)          (0.22)            (0.14)
  Distributions from net realized gain                           (1.03)          (0.25)          (0.16)             0.00
                                                               -------         -------         -------            ------
TOTAL FROM DISTRIBUTIONS                                         (1.22)          (0.45)          (0.38)            (0.14)
                                                               -------         -------         -------            ------
NET ASSET VALUE, END OF PERIOD                                 $ 16.79         $ 15.34         $ 12.91            $10.30
                                                               =======         =======         =======            ======

Total Return*                                                   17.33%          22.44%          29.19%             4.47%**

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000)                              $71,944         $33,381         $10,920            $2,136
RATIOS TO AVERAGE NET ASSETS (ANNUALIZED):
  Ratio of expenses to average net assets                        0.65%           0.60%           0.43%             0.00%
  Ratio of net investment income to average net assets           1.19%           1.53%           2.05%             3.00%
  Portfolio turnover                                              124%             95%             84%               21%
  Average commission rate paid(1)                              $0.0725         $0.0810             N/A               N/A
----------------------------------------------------------------------------------------------------------------------------
  Ratio of expenses to average net assets prior to waived
    fees and reimbursed expenses:                                1.01%           1.12%           2.02%            10.18%
  Ratio of net investment income(loss) to average net assets
    prior to waived fees and reimbursed expenses:                0.83%           1.01%           0.46%            (7.18%)
----------------------------------------------------------------------------------------------------------------------------
(1) For fiscal years beginning on or after September 15, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged. This amount may vary from period to period and fund to fund depending on the mix of trades executed in various markets where trading practices and commission rate structures may differ.

 * Total returns do not include any sales charges.

** Not annualized.

The accompanying notes are an integral part of these financial statements.

LIFE & ANNUITY TRUST
FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                                                    Money Market Fund
                                                              -----------------------------------------------------------
                                                                                                           From inception
                                                                                                             on May 19,
                                                              Year Ended      Year Ended      Year Ended      1994 to
                                                               Dec. 31,        Dec. 31,        Dec. 31,       Dec. 31,
                                                                 1997            1996            1995           1994
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $  1.00         $  1.00          $ 1.00         $ 1.00
  Net investment income                                           0.05            0.05            0.05           0.03
  Net realized and unrealized gain (loss) on investments          0.00            0.00            0.00           0.00
                                                               -------         -------          ------         ------
TOTAL FROM INVESTMENT OPERATIONS                                  0.05            0.05            0.05           0.03
LESS DISTRIBUTIONS:
  Dividends from net investment income                           (0.05)          (0.05)          (0.05)         (0.03)
  Distributions from net realized gain                            0.00            0.00            0.00           0.00
                                                               -------         -------          ------         ------
TOTAL FROM DISTRIBUTIONS                                         (0.05)          (0.05)          (0.05)         (0.03)
                                                               -------         -------          ------         ------
NET ASSET VALUE, END OF PERIOD                                 $  1.00         $  1.00          $ 1.00         $ 1.00
                                                               =======         =======          ======         ======
Total Return*                                                    5.04%           4.72%           5.41%          2.71%**

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000)                              $14,788         $12,667          $5,823         $1,492
RATIOS TO AVERAGE NET ASSETS (ANNUALIZED):
  Ratio of expenses to average net assets                        0.53%           0.51%           0.42%          0.00%
  Ratio of net investment income to average net assets           4.95%           4.64%           5.15%          4.63%
  Portfolio turnover                                               N/A             N/A             N/A            N/A
  Average commission rate paid(1)                                  N/A             N/A             N/A            N/A
-------------------------------------------------------------------------------------------------------------------------
  Ratio of expenses to average net assets prior to waived
    fees and reimbursed expenses                                 1.07%           1.22%           3.83%         11.43%
  Ratio of net investment income (loss) to average net
    assets prior to waived fees and reimbursed expenses          4.41%           3.93%           1.74%         (6.80%)
-------------------------------------------------------------------------------------------------------------------------
(1) For fiscal years beginning on or after September 15, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged. This amount may vary from period to period and fund to fund depending on the mix of trades executed in various markets where trading practices and commission rate structures may differ.

 * Total returns do not include any sales charges.

** Not annualized.

The accompanying notes are an integral part of these financial statements.

LIFE & ANNUITY TRUST
FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                                             U.S. Government Allocation Fund
                                                              -----------------------------------------------------------
                                                                                                           From inception
                                                                                                            on April 26,
                                                              Year Ended      Year Ended      Year Ended      1994 to
                                                               Dec. 31,        Dec. 31,        Dec. 31,       Dec. 31,
                                                                 1997            1996            1995           1994
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $ 10.13         $ 10.30          $ 9.63         $10.00
  Net investment income                                           0.58            0.56            0.60           0.40
  Net realized and unrealized gain (loss) on investments          0.15           (0.17)           0.77          (0.37)
                                                               -------         -------          ------         ------
TOTAL FROM INVESTMENT OPERATIONS                                  0.73            0.39            1.37           0.03
LESS DISTRIBUTIONS:
  Dividends from net investment income                           (0.58)          (0.56)          (0.60)         (0.40)
  Distributions from net realized gain                           (0.01)           0.00           (0.10)          0.00
                                                               -------         -------          ------         ------
TOTAL FROM DISTRIBUTIONS                                         (0.59)          (0.56)          (0.70)         (0.40)
                                                               -------         -------          ------         ------
NET ASSET VALUE, END OF PERIOD                                 $ 10.27         $ 10.13          $10.30         $ 9.63
                                                               =======         =======          ======         ======

Total Return*                                                    7.47%           3.99%          14.40%          0.41%**

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000)                              $23,894         $13,527          $4,855         $  866
RATIOS TO AVERAGE NET ASSETS (ANNUALIZED):
  Ratio of expenses to average net assets                        0.64%           0.60%           0.45%          0.00%
  Ratio of net investment income to average net assets           5.75%           5.75%           5.82%          7.35%
  Portfolio turnover                                              135%            222%            405%           130%
  Average commission rate paid(1)                                  N/A             N/A             N/A            N/A
-------------------------------------------------------------------------------------------------------------------------
  Ratio of expenses to average net assets prior to waived
    fees and reimbursed expenses                                 0.97%           1.18%           2.46%         12.73%
  Ratio of net investment income (loss) to average net
    assets prior to waived fees and reimbursed expenses          5.42%           5.17%           3.81%         (5.38%)
-------------------------------------------------------------------------------------------------------------------------
(1) For fiscal years beginning on or after September 15, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged. This amount may vary from period to period and fund to fund depending on the mix of trades executed in various markets where trading practices and commission rate structures may differ.

 * Total returns do not include any sales charges.
** Not annualized.

The accompanying notes are an integral part of these financial statements.

LIFE & ANNUITY TRUST
NOTES TO THE FINANCIAL STATEMENTS
DECEMBER 31, 1997

1.   SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

Life & Annuity Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as an open-end series management investment company. The Trust was organized as a Delaware Business Trust on October 28, 1993. The Trust consists of four separate diversified funds (the "Funds"): the Asset Allocation, Growth and Income, Money Market, and U.S. Government Allocation Funds.

The Funds are available exclusively as pooled funding vehicles for certain participating life insurance companies offering variable annuity contracts and variable life insurance policies.

The following significant accounting policies are consistently followed by the Trust in the preparation of its financial statements, and such policies are in conformity with generally accepted accounting principles ("GAAP") for investment companies.

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. These estimates and assumptions should not be considered an indication of actual or expected figures; actual results may differ.

INVESTMENT POLICY AND SECURITY VALUATION

NON-MONEY MARKET FUNDS -- All securities are valued at the close of each business day. Securities for which the primary market is a national or foreign recognized securities or commodities exchange or the National Association of Securities Dealers Automated Quotation ("NASDAQ") National Market System, are valued at the last reported sales price on the day of valuation. Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in those securities or by an independent pricing source. U.S. Government obligations are valued at the last reported bid price. In the absence of any sale of such securities on the valuation date and in the case of other securities, excluding debt instruments maturing in 60 days or less, the valuations are based on latest quoted bid prices. Debt instruments maturing in 60 days or less are valued at amortized cost. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity, which approximates market value. Futures contracts are marked to market daily at their respective settlement prices determined by the relevant exchange. Securities for which quotations are not readily available are valued at fair value as determined by policies approved by the Trust's Board of Trustees (the "Board").

MONEY MARKET FUND -- The Money Market Fund invests only in securities with remaining maturities not exceeding 397 days (thirteen months) and uses the amortized cost method to value these securities. The Money Market Fund seeks to maintain a constant net asset value of $1.00 per share, although there is no assurance that it will be able to do so.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Securities transactions are recorded on a trade date basis. Dividend income is recognized on the ex-dividend date, and interest income is accrued daily. Realized gains or losses are reported on the basis of identified cost of securities delivered. Bond discounts are accreted and premiums are amortized as required by the Internal Revenue Code of 1986, as amended (the "Code").

LIFE & ANNUITY TRUST
NOTES TO THE FINANCIAL STATEMENTS
DECEMBER 31, 1997

REPURCHASE AGREEMENTS

Transactions involving purchases of securities under agreements to resell such securities ("repurchase agreements") are treated as collateralized financing transactions and are recorded at their contracted resale amounts. These repurchase agreements, if any, are detailed in each Fund's Portfolio of Investments. The Funds may participate in pooled repurchase agreement transactions with other funds advised by Wells Fargo Bank, N.A. ("WFB"). The repurchase agreements must be fully collateralized based on values that are marked to market daily. The collateral may be held by an agent bank under a tri-party agreement. It is the custodian's responsibility to value collateral daily and to take action to obtain additional collateral as necessary to maintain market value equal to or greater than the resale price. Any repurchase agreements held in the Funds are collateralized by instruments such as U.S. Treasury or federal agency obligations.

FUTURES CONTRACTS

The Asset Allocation and U.S. Government Allocation Funds may purchase futures contracts to gain exposure to market changes. This procedure may be more efficient or cost effective than actually buying the securities. A futures contract is an agreement between parties to buy or sell a security at a set price on a future date. Upon entering into such a contract, a Fund is required to pledge to the broker an amount of cash, U.S. Government obligations or other high-quality debt securities equal to the minimum "initial margin" requirements of the exchange on which the futures contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Pursuant to regulations and/or published positions of the Securities and Exchange Commission, the Asset Allocation Fund and the U.S. Government Allocation Fund may be required to segregate cash or high quality money market instruments in connection with futures transactions in an amount generally equal to the entire value of the underlying contracts. Risks of entering into futures contracts include the possibility that there may be an illiquid market and that a change in the value of the contract may not correlate with changes in the value of the underlying securities. On December 31, 1997 the Asset Allocation Fund held the following long futures contracts:

                                                                                     Notional              Net Unrealized
      Contracts                     Type                Expiration Date           Contract Value            Depreciation
-------------------------------------------------------------------------------------------------------------------------
   18                           S&P 500 Index                March 1998            $ 4,405,950                $ 30,650
  188                           S&P 500 Index                 June 1998            $46,487,700                $687,700

The Asset Allocation Fund has pledged to brokers U.S. Treasury bills for initial margin requirements with a par value of $2,500,000.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income of the Asset Allocation and Growth and Income Funds, if any, are declared and distributed quarterly. Dividends from net investment income of the U.S. Government Allocation Fund, if any, are declared and distributed monthly. Dividends from net investment income of the Money Market Fund, if any, are declared daily and distributed monthly. Distributions to shareholders from net realized capital gains are declared and distributed annually.

LIFE & ANNUITY TRUST
NOTES TO THE FINANCIAL STATEMENTS
DECEMBER 31, 1997

Due to the timing of dividend distributions and the differences in accounting for income and realized gains (losses) for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains (losses) were recorded by the Fund. The differences between the income or gains distributed on a book versus tax basis are shown as excess distributions of net investment income and net realized gain on sales of investments in the accompanying Statements of Changes in Net Assets. The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

FEDERAL INCOME TAXES

Each Fund of the Trust is treated as a separate entity for federal income tax purposes. It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined in the Code, and to make distributions of substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required at December 31, 1997. The Funds had no net capital loss carryforwards at December 31, 1997.

2.   AGREEMENTS AND OTHER TRANSACTIONS
     WITH AFFILIATES

The Trust has entered into advisory contracts on behalf of the Funds with WFB. Pursuant to the contracts, WFB has agreed to provide the Funds with daily portfolio management. Under the contracts with the Asset Allocation, Growth and Income, and U.S. Government Allocation Funds, WFB is entitled to a monthly advisory fee at an annual rate of 0.60% of such Funds' average daily net assets. Under the contract with the Money Market Fund, WFB is entitled to a monthly advisory fee at an annual rate of 0.45% of such Fund's average daily net assets.

Barclays Global Fund Advisors ("BGFA"), a wholly-owned subsidiary of Barclays Global Investors, N.A. ("BGI") and indirect subsidiary of Barclays Bank PLC, currently acts as sub-adviser to the Asset Allocation and U.S. Government Allocation Funds. BGFA is entitled to receive from WFB, as compensation for its sub-advisory services, monthly fees at the annual rates of 0.20% and 0.15% of the average daily net assets of the Asset Allocation and U.S. Government Allocation Funds, respectively.

BGI, a wholly-owned subsidiary of Barclays Global Investors Holdings Inc., currently acts as custodian to the Asset Allocation and U.S. Government Allocation Funds. BGI will not be entitled to receive compensation for its custodial services so long as BGFA is entitled to receive compensation for providing investment sub-advisory services to such Funds.

The Trust has entered into contracts on behalf of the Growth and Income and Money Market Funds with WFB, whereby WFB is responsible for providing custody and portfolio accounting services for such Funds. Pursuant to the contracts, WFB is entitled to certain transaction charges plus an annual fee for custody services at an annual rate of

LIFE & ANNUITY TRUST
NOTES TO THE FINANCIAL STATEMENTS
DECEMBER 31, 1997

0.0167% of the average daily net assets of each Fund. For portfolio accounting services, WFB is entitled to receive a monthly base fee from each such Fund of $2,000 plus an annual fee of 0.07% of the first $50 million of each such Fund's average daily net assets, 0.045% of the next $50 million and 0.02% of each such Fund's average daily net assets in excess of $100 million.

The Trust has entered into a contract on behalf of the Funds with WFB, whereby WFB provides transfer agency services for the Funds. Under the transfer agency contract, WFB is entitled to receive transfer agency fees at an annual rate of 0.14% of the average daily net assets of the Asset Allocation, Growth and Income and U.S. Government Allocation Funds, and 0.10% of the average daily net assets of the Money Market Fund. Prior to February 1, 1997, WFB was entitled to receive transfer agency fees at an annual rate of 0.05% of the Funds' average daily net assets.

The Trust has entered into administration agreements on behalf of the Funds whereby WFB as administrator and Stephens Inc. ("Stephens") as co-administrator provide the Funds with administrative services. For these services, WFB and Stephens are entitled to receive monthly fees at the annual rates of 0.04% and 0.02%, respectively, of each Fund's average daily net assets. Prior to May 1, 1997, Stephens provided substantially the same services as sole administrator to the Funds and was entitled to receive a monthly fee at the annual rate of 0.03% of each Fund's average daily net assets.

WAIVED FEES AND REIMBURSED EXPENSES

All amounts shown as waived fees and reimbursed expenses on the Statement of Operations for the year ended December 31, 1997 were waived by WFB. Waived fees and reimbursed expenses continue at the discretion of WFB and Stephens.

Certain officers and one director of the Trust are also officers of Stephens. As of December 31, 1997, Stephens owned 3,663 shares of the Asset Allocation Fund, 2,887 shares of the Growth and Income Fund, 29,934 shares of the Money Market Fund and 3,125 shares of the U.S. Government Allocation Fund.

3.   INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, exclusive of short-term securities (securities with maturities of one year or less at purchase date), for the Funds for the year ended December 31, 1997 were as follows:

                                                                Asset              Growth and            U.S. Government
                                                             Allocation              Income                Allocation
              AGGREGATE PURCHASES AND SALES:                    Fund                  Fund                    Fund
------------------------------------------------------------------------------------------------------------------------
  Purchases at cost                                          $54,025,001           $86,685,458               $16,909,477
  Sales proceeds                                             $59,730,665           $60,255,558               $17,437,324
------------------------------------------------------------------------------------------------------------------------

The Money Market Fund, not reflected in this schedule, trades exclusively in short-term securities.

4.   CAPITAL SHARE TRANSACTIONS

The Trust has authorized an unlimited number of no par value shares of capital stock. Capital share transactions for each of the Funds for the years ended December 31, 1997 and December 31, 1996 are disclosed in detail in the Statements of Changes in Net Assets.

LIFE & ANNUITY TRUST
NOTES TO THE FINANCIAL STATEMENTS
DECEMBER 31, 1997

5.   SUBSEQUENT EVENTS

On October 30, 1997, the Board approved a name change of the Growth and Income Fund to the Growth Fund, effective May 1, 1998. Additionally, effective May 1, 1998, the Asset Allocation and U.S. Government Funds will be charged portfolio accounting fees at the same rates currently charged to the Growth and Income and Money Market Funds.

On January 29, 1998, the Board approved a change to the administration and co-administration agreements and the shareholder servicing agreements for the Funds. WFB and Stephens will be entitled to receive 0.03% and 0.04%, respectively, of each Fund' s average daily net assets for administration services. Additionally, American Skandia Life Assurance Company will be entitled to receive 0.25% of each Fund's average daily net assets for shareholder services. These fee changes will take effect on May 1, 1998.

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES
  LIFE & ANNUITY TRUST:

     We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Asset Allocation Fund, Growth and Income Fund, Money Market Fund and U.S. Government Allocation Fund (constituting Life & Annuity Trust) as of December 31, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and financial highlights for the periods indicated herein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian and other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned funds of Life & Annuity Trust as of December 31, 1997, the results of their operations, the changes in their net assets and their financial highlights for the periods indicated herein in conformity with generally accepted accounting principles.


                                        /s/ KPMG Peat Marwick LLP

San Francisco, California
February 6, 1998

                              LIFE & ANNUITY TRUST
                          FILE NOS. 33-70988; 811-8118

                                     PART C
                               OTHER INFORMATION

Item 24. Financial Statements and Exhibits.
         ---------------------------------

    (a)  Financial Statements:

         The following audited financial statements for the Asset Allocation, Growth (formerly, Growth and Income), Money Market and U.S. Government Allocation Funds are included in Part B, Item 23:

         Portfolio of Investments - December 31, 1997
         Statement of Assets and Liabilities - December 31, 1997
         Statement of Operations for the year ended December 31, 1997 Statements of Changes in Net Assets for the year ended December 31, 1997
         Financial Highlights for the year ended December 31, 1997
         Notes to the Financial Statements - December 31, 1997

    (b)  Exhibits:


   Exhibit
   Number                         Description
---------------------------       ----------------------------------------------

    1(a)                      -   Declaration of Trust, incorporated by
                                  reference to Post-Effective Amendment No. 4, filed April 30, 1997.

    1(b)                      -   Amendment No. 1 to the Declaration of Trust,
                                  incorporated by reference to Post-Effective
                                  Amendment No. 4, filed April 30, 1997.

    1(c)                      -   Amendment No. 2 to the Declaration of Trust,
                                  filed herewith.

    2                         -   By-Laws, incorporated by reference to Post-
                                  Effective Amendment No. 4, filed April 30,
                                  1997.

    3                         -   Not applicable

    4                         -   Not applicable

    5(a)(i)                   -   Advisory Contract with Wells Fargo Bank, N.A.
                                  on behalf of the Asset Allocation Fund and U.S. Government Allocation Fund, incorporated by reference to Post-Effective Amendment No.
                                  4, filed April 30, 1997.

    5(a)(ii)                  -   Form of Sub-Advisory Contract with Barclays
                                  Global Fund Advisors on behalf of the Asset
                                  Allocation Fund, filed herewith.

    5(a)(iii)                 -   Form of Sub-Advisory Contract with Barclays
                                  Global Fund Advisors on behalf of the U.S.
                                  Government Allocation Fund, filed
                                  herewith.

    5(b)(i)                   -   Advisory Contract with Wells Fargo Bank, N.A.
                                  on behalf of the Growth and Income Fund and the Money Market Fund, incorporated by reference to Post-Effective Amendment No. 4, filed April 30, 1997.

    5(b)(ii)                  -   Form of Advisory Contract with Wells Fargo
                                  Bank, N.A. on behalf of the Equity Value and Strategic Growth Funds, filed herewith.

    5(b)(iii)                 -   Form of Sub-Advisory Contract with Wells
                                  Capital Management on behalf of the Equity
                                  Value, Growth, Money Market and Strategic
                                  Growth Funds, filed herewith.

    6(a)                      -   Distribution Agreement with Stephens Inc. on
                                  behalf of each Fund, incorporated by reference to Post-Effective Amendment No. 4, filed April
                                  30, 1997.

    6(b)                      -   Participation Agreement with American Skandia
                                  Life Assurance Corporation, incorporated by reference to Post-Effective Amendment No. 4, filed April 30, 1997.

    7                         -   Not applicable

    8(a)                      -   Custody Agreement with Wells Fargo
                                  Institutional Trust Company, N.A. on behalf of the Asset Allocation Fund and the U.S.
                                  Government Allocation Fund, incorporated by reference to Post-Effective Amendment No. 2, filed on April 25, 1995.

    8(b)                      -   Custody Agreement with Wells Fargo Bank, N.A.
                                  on behalf of the Equity Value, Growth, Money
                                  Market and Strategic Growth Funds, filed herewith.

    9(a)                      -   Form of Administration Agreement with Wells
                                  Fargo Bank, N.A. on behalf of the Funds, filed herewith.

    9(b)                      -   Form of Co-Administration Agreement with
                                  Stephens Inc. on behalf of the Funds, filed herewith.

    9(c)                      -   Agency Agreement with Wells Fargo Bank, N.A.
                                  on behalf of the Funds, filed herewith.

    10                        -   Opinion and Consent of Counsel, filed
                                  herewith.

    11                        -   Consent of Independent Auditors, filed
                                  herewith.

    12                        -   Not applicable

    13                        -   Investment Letter, incorporated by reference
                                  to the Registration Statement on Form N-1A, filed on October 28, 1993.

    14                        -   Not applicable

    15                        -   Not applicable

    16                        -   Schedule of Computation of Performance Data,
                                  filed herewith.

    17                        -   Powers of Attorney for Joseph N. Hankin, Jack
                                  S. Euphrat, R. Greg Feltus, Thomas S. Goho, W.
                                  Rodney Hughes, Tucker Morse and Peter G.
                                  Gordon, filed herewith.

    27.1                      -   Financial Data Schedule for the Asset
                                  Allocation Fund, filed herewith.

    27.2                      -   Financial Data Schedule for the Growth Fund
                                  (formerly, Growth and Income Fund), filed herewith.

    27.3                      -   Financial Data Schedule for the Money Market
                                  Fund, filed herewith.

    27.4                      -   Financial Data Schedule for the U.S.
                                  Government Asset Allocation Fund, filed
                                  herewith.


Item 25. Persons Controlled by or Under
         Common Control with Registrant.
         ------------------------------

         No person is controlled by or under common control with Registrant.


Item 26. Number of Holders of Securities.
         -------------------------------

         As of March 31, 1998 the number of record holders of each class of securities of the Registrant was as follows:

         Title of Class                 Number of Record Holders
         --------------                 ------------------------

   The Asset Allocation Fund                          3

   The Growth Fund                                    2

   The Money Market Fund                              2

   The U.S. Government Allocation Fund                3


Item 27. Indemnification.
         ---------------

         Article V of the Registrant's Declaration of Trust limits the liability and, in certain instances, provides for mandatory indemnification of the Registrant's trustees, officers, employees, agents and holders of beneficial interests in the Trust and its four Funds. In addition, the Trustees are empowered under Section 3.9 of the Registrant's Declaration of Trust to obtain such insurance policies as they deem necessary.


Item 28. Business and Other Connections
         of Investment Adviser.
         ----------------------

         Wells Fargo Bank, N.A. ("Wells Fargo Bank"), a wholly owned subsidiary of Wells Fargo & Company, serves as investment adviser to all of the Registrant's investment portfolios, and to certain other registered open-end management investment companies. Wells Fargo Bank's business is that of a national banking association with respect to which it conducts a variety of commercial banking and trust activities.

         To the knowledge of Registrant, none of the directors or executive officers of Wells Fargo Bank, except those set forth below, is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature, except that certain executive officers also hold various positions with and engage in business for Wells Fargo & Company. Set forth below are the names and principal businesses of the directors and executive officers of Wells Fargo Bank who are or during the past two fiscal years have been engaged in any other business, profession, vocation or employment of a substantial nature for their own account or in the capacity of director, officer, employee, partner or trustee. All the directors of Wells Fargo Bank also serve as directors of Wells Fargo & Company.

Name and Position                      Principal Business(es) and Address(es)
at Wells Fargo Bank                   During at Least the Last Two Fiscal Years
------------------------------------  ------------------------------------------
H. Jesse Arnelle                      Senior Partner of Arnelle, Hastie, McKee, Willis & Greene
Director                              455 Market Street
                                      San Francisco, CA 94105

                                      Director of FPL Group, Inc.
                                      700 Universe Blvd.
                                      P.O. Box 14000
                                      North Palm Beach, FL 33408

Michael R. Bowlin                     Chairman of the Board, Chief Executive Officer, Chief Operating
                                      Officer and President of Atlantic Richfield Co. (ARCO)
                                      Highway 150
                                      Santa Paula, CA  93060

Edward Carson                         Chairman of the Board and Chief Executive Officer of
                                      First Interstate Bancorp
                                      633 West Fifth Street
                                      Los Angeles, CA  90071

                                      Director of Aztar Corporation
                                      2390 East Camelback Road   Suite 400
                                      Phoenix, AZ  85016

                                      Director of Castle & Cook, Inc.
                                      10900 Wilshire Blvd.
                                      Los Angeles, CA  90024

William S. Davila                     President and Director of The Vons Companies, Inc.
Director                              618 Michillinda Avenue
                                      Arcadia, CA  91007

                                      Officer of Western Association of Food Chains
                                      825 Colorado Blvd. #203
                                      Los Angeles, CA 90041

Rayburn S. Dezember                   Director of CalMat Co.
Director                              3200 San Fernando Road
                                      Los Angeles, CA  90065

Name and Position                      Principal Business(es) and Address(es)
at Wells Fargo Bank                   During at Least the Last Two Fiscal Years
------------------------------------  ------------------------------------------
                                      Director of Tejon Ranch Co.
                                      P.O. Box 1000
                                      Lebec, CA  93243

                                      Director of Turner Casting Corp.
                                      P.O. Box 1099
                                      Cudahy, CA 90201

                                      Director of The Bakersfield Californian
                                      P.O. Box 440
                                      1707  I  Street
                                      Bakersfield, CA 93302

                                      Director of Kern County Economic Development Corp.
                                      P.O. Box 1229
                                      2700 M Street, Suite 225
                                      Bakersfield, CA 93301

                                      Chairman of the Board of Trustees of Whittier College
                                      13406 East Philadelphia Avenue
                                      P.O. Box 634
                                      Whittier, CA 90608

Paul Hazen                            Chairman of the Board of Directors
Chairman of the                       and Chief Executive Officer of
Board of Directors                    Wells Fargo & Company
                                      420 Montgomery Street
                                      San Francisco, CA  94105

                                      Director of Pacific Telesis Group
                                      130 Kearny Street
                                      San Francisco, CA  94108

                                      Director of Phelps Dodge Corp.
                                      2600 North Central Avenue
                                      Phoenix, AZ 85004

                                      Director of Safeway Inc.
                                      Fourth and Jackson Streets
                                      Oakland, CA  94660

Robert K. Jaedicke                    Accounting Professor and Dean Emeritus of
Director                              Graduate School of Business, Stanford University
                                      Stanford, CA  94305

                                      Director of Homestake Mining Co.
                                      650 California Street
                                      San Francisco, CA 94108

                                      Director of California Water Service Company
                                      1720 North First Street
                                      San Jose, CA 95112

                                      Director of Boise Cascade Corp.

Name and Position                      Principal Business(es) and Address(es)
at Wells Fargo Bank                   During at Least the Last Two Fiscal Years
------------------------------------  ------------------------------------------
                                      1111 West Jefferson Street
                                      P.O. Box 50
                                      Boise, ID  83728

                                      Director of Enron Corp.
                                      1400 Smith Street
                                      Houston, TX  77002
                                      Director of GenCorp, Inc.
                                      175 Ghent Road
                                      Fairlawn, OH  44333

Thomas L. Lee                         Chairman and Chief Executive Officer
                                      of The Newhall Land and Farming Company
                                      10302 Avenue 7 1-2
                                      Firebaugh, CA  93622

                                      Director of Calmat Co.
                                      501 El Charro Rod
                                      Pleasanton, CA  94588

                                      Director of the Los Angeles Area Chamber of Commerce

                                      Director of First Interstate Bancorp
                                      633 West Fifth Street
                                      Los Angeles, CA  90071

Ellen M. Newman                       President of Ellen Newman Associates
Director                              323 Geary Street,  Suite 507
                                      San Francisco, CA 94102

                                      Chair of Board of Trustees of
                                      University of California at San Francisco Foundation
                                      250 Executive Park Blvd., Suite 2000
                                      San Francisco, CA  94143

                                      Director of American Conservatory Theater
                                      30 Grant Avenue
                                      San Francisco, CA 94108

                                      Director of California Chamber of Commerce
                                      1201 K Street, 12th Floor
                                      Sacramento, CA 95814

Philip J. Quigley                     Chairman, Chief Executive Officer and
Director                              Director of Pacific Telesis Group
                                      130 Kearney Street, Rm. 3700
                                      San Francisco, CA 94108

                                      Director of Varian Associates
                                      3050 Hansen Way
                                      P.O. Box 10800
                                      Palo Alto, CA 94303

Carl E. Reichardt                     Director of Ford Motor Company


Name and Position                      Principal Business(es) and Address(es)
at Wells Fargo Bank                   During at Least the Last Two Fiscal Years
------------------------------------  ------------------------------------------

Director                              The American Road
                                      Dearborn, MI  48121

                                      Director of Hospital Corporation of America,
                                      HCA-Hospital Corp. of America
                                      One Park Plaza
                                      Nashville, TN  37203

                                      Director of Pacific Gas and Electric Company
                                      77 Beale Street
                                      San Francisco, CA 94105

                                      Director of Newhall Management Corporation
                                      23823 Valencia Blvd.
                                      Valencia, CA 91355

Donald B. Rice                        President, Chief Operating Officer and Director of
Director                              Teledyne, Inc.
                                      2049 Century Park East
                                      Los Angeles, CA  90067

                                      Director of Vulcan Materials Company
                                      One Metroplex Drive
                                      Birmingham, AL  35209

                                      Retired Secretary of the Air Force

Richard J. Stegemeier                 Chairman (Emeritus) of Unocal Corp
                                      44141 Yucca Avenue
                                      Lancaster,  CA  93534

                                      Director of Foundation Health Corporation
                                      166 4th
                                      Fort Irwin,  CA  92310

                                      Director of Halliburton Company
                                      3600 Lincoln Plaza
                                      500 North Alcard Street
                                      Dallas,  TX  75201

                                      Director of Northrop Grumman corp.
                                      1840 Century Park East
                                      Los Angeles,  CA 90067

                                      Director of Outboard Marine Corporation
                                      100 Seahorse Drive
                                      Waukegan,  IL 60085

                                      Director of Pacific Enterprises
                                      555 West Fifth Street    Suite 2900
                                      Los Angeles,  CA  90031

                                      Director of First Interstate Bancorp
                                      633 West Fifth Street

Name and Position                      Principal Business(es) and Address(es)
at Wells Fargo Bank                   During at Least the Last Two Fiscal Years
------------------------------------  ------------------------------------------
                                      Los Angeles,  CA  90071

Susan G. Swenson                      President and Chief Executive Officer of Cellular One
Director                              651 Gateway Blvd.
                                      San Francisco, CA 94080


David M. Tellep                       Chairman of the Board of Directors and
                                      Chief Executive Officer of Lockheed Martin Corp.
                                      6801 Rockledge Drive
                                      Bethesda, MD  20817

                                      Director of Edison International and
                                      Southern California Edison Company
                                      2244 Walnut Grove Ave.
                                      Rosemead, CA  91770

                                      Director of First Interstate Bancorp
                                      633 West Fifth Street
                                      Los Angeles, CA  90071

Chang-Lin Tien                        Chancellor of University of California at Berkeley
Director                              UC at Berkeley
                                      Berkeley, CA 94720

John A. Young                         President, Director and Chief Executive Officer of
Director                              Hewlett-Packard Company
                                      3000 Hanover Street
                                      Palo Alto, CA  94304

                                      Director of Chevron Corporation
                                      225 Bush Street
                                      San Francisco, CA  94104

William F. Zuendt                     President and Chief Operating Officer of
President                             Wells Fargo & Company
                                      420 Montgomery Street
                                      San Francisco, CA  94105

                                      Director of 3Com Corp.
                                      5400 Bayfront Plaza
                                      P.O. Box 58145
                                      Santa Clara, CA  95052

                                      Director of MasterCard International
                                      888 Seventh Avenue
                                      New York, NY 10106

                                      Trustee of Golden Gate University
                                      536 Mission Street
                                      San Francisco, CA 94163


       Barclays Global Fund Advisors ("BGFA"), a wholly-owned subsidiary of Barclays Global Investors, N.A. ("BGI", formerly, Wells Fargo Institutional Trust Company), serves as sub-adviser to the Asset Allocation and U.S. Government Allocation Funds of the Trust and as adviser or sub-adviser to certain other open-end management investment companies.

       The directors and officers of BGFA consist primarily of persons who during the past two years have been active in the investment management business of the former sub-adviser to the Asset Allocation and U.S. Government Allocation Funds, Wells Fargo Nikko Investment Advisors ("WFNIA") and, in some cases, the service business of BGI. With the exception of Irving Cohen, each of the directors and executive officers of BGFA will also have substantial responsibilities as directors and/or officers of BGI. To the knowledge of the Registrant, except as set forth below, none of the directors or executive officers of BGFA is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

Name and Position                                Principal Business(es) During at
at BGFA                                          Least the Last Two Fiscal Years
----------------------------  ----------------------------------------------------------------------

Frederick L.A. Grauer         Director of BGFA and Co-Chairman and Director of BGI
Director                      45 Fremont Street, San Francisco, CA 94105

Patricia Dunn                 Director of BGFA and C-Chairman and Director of BGI
Director                      45 Fremont Street, San Francisco, CA 94105

Lawrence G. Tint              Chairman of the Board of Directors of BGFA
Chairman and Director         and Chief Executive Officer of BGI
                              45 Fremont Street, San Francisco, CA  94105

Geoffrey Fletcher             Chief Financial Officer of BGFA and BGI since May 1997
Chief Financial Officer       45 Fremont Street, San Francisco, CA 94105
                              Managing Director and Principal Accounting Officer at
                              Bankers Trust Company from 1988 - 1997
                              505 Market Street, San Francisco, CA  94105

       Prior to January 1, 1996, WFNIA served as sub-adviser to the Asset Allocation and U.S. Government Allocation Funds of the Trust and as adviser or sub-adviser to various other open-end management investment companies. For additional information, see "Management of the Funds" in the Prospectus and "Management" in the Statement of Additional Information for the Funds. For information as to the business, profession, vocation or employment of a substantial nature of each of the officers and management committees of WFNIA, reference is made to WFNIA's Form ADV and Schedules A and D filed under the Investment Advisers Act of 1940, File No. 801-36479, incorporated herein by reference.


Item 29.  Principal Underwriters.
          ----------------------

         (a) Stephens Inc. ("Stephens"), distributor for the Registrant, does not presently act as investment adviser for any other registered investment companies, but does act as principal underwriter for MasterWorks Funds Inc., Stagecoach Funds, Inc. and Stagecoach Trust, Nations Fund, Inc., Nations Fund Trust, Nations Fund Portfolios, Inc., Nations LifeGoal Funds, Inc. and Nations Institutional Reserves, and is the exclusive placement agent for Managed Series Investment Trust and Master Investment Portfolio, all of which are registered open-end management investment companies.

         (b) Information with respect to each director and officer of the principal underwriter is incorporated by reference to Form ADV and Schedules A and D thereto, filed by Stephens with the Securities and Exchange Commission pursuant to the Investment Advisors Act of 1940 (file No. 501-15510).

         (c)  Not applicable.


Item 30.  Location of Accounts and Records.
          --------------------------------

          (a) The Registrant maintains accounts, books and other documents required by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder (collectively, "Records") at the offices of Stephens Inc., 111 Center Street, Little Rock, Arkansas 72201.

          (b) Wells Fargo Bank maintains all Records relating to its services as investment adviser, administrator and custodian and transfer and dividend disbursing agent at 525 Market Street, San Francisco, California 94105.

          (c) BGFA and BGI maintain all Records relating to their services as sub-adviser and custodian, respectively, to the Asset Allocation and U.S. Government Allocation Funds at 45 Fremont Street, San Francisco, California 94105.

          (d) Stephens maintains all Records relating to its services as sponsor, co- administrator and distributor at 111 Center Street, Little Rock, Arkansas 72201.

Item 31.  Management Services.
          -------------------

         Other than as set forth under the captions "Management of the Funds"" in the Prospectus constituting Part A of this Registration Statement and "Management" in the Statement of Additional Information constituting Part B of this Registration Statement, the Registrant is not a party to any management-related service contract.

Item 32.  Undertakings.
          -------------

       (a)    Not Applicable.

       (b)    Not applicable.

       (c) Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of its most current annual report to shareholders, upon request and without charge.

       (d) Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the provisions set forth above in response to Item 27, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in such Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a trustee, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

       (e) Registrant undertakes to hold a special meeting of its shareholders for the purpose of voting on the question of removal of a trustee or trustees if requested in writing by the holders of at least 10% of the Trust's outstanding voting securities, and to assist in communicating with other shareholders as required by
              Section 16(c) of the Investment Company Act of 1940.

                                  SIGNATURES
                                  ----------

       Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereto duly authorized in the City of Little Rock, State of Arkansas on the 30th day of April, 1998.


                                  LIFE & ANNUITY TRUST


                                  By /s/ Richard H. Blank, Jr.
                                     -------------------------
                                     (Richard H. Blank, Jr.)
                                     Secretary and Treasurer
                                     (Principal Financial Officer)

       Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

   Signature                     Title                              Date
   ---------                     -----                              ----
       *                         Trustee, Chairman and President
  -------------------------      (Principal Executive Officer)
  (R. Greg Feltus)

  /s/ Richard H. Blank, Jr.      Secretary and Treasurer            4/30/98
  -------------------------      (Principal Financial Officer)
  (Richard H. Blank, Jr.)

       *                         Trustee
  -------------------------
  (Jack S. Euphrat)

       *                         Trustee
  -------------------------
  (Thomas S. Goho)

       *                         Trustee
  -------------------------
  (Peter G. Gordon)

       *                         Trustee
  -------------------------
  (Joseph N. Hankin)

       *                         Trustee
  -------------------------
  (W. Rodney Hughes)

       *                         Trustee
  -------------------------
  (J. Tucker Morse)

*By:  /s/ Richard H. Blank, Jr.
      -------------------------
      Richard H. Blank, Jr.
      As Attorney-in-Fact
      April 30, 1998

                             LIFE & ANNUITY TRUST
                          FILE NOS. 33-70988; 811-8118

                                 EXHIBIT INDEX

EXHIBIT NUMBER                                   Description
EX-27.1                Financial Data Schedule - Asset Allocation Fund

EX-27.2                Financial Data Schedule - Growth Fund (formerly, Growth and
                       Income Fund)

EX-27.3                Financial Data Schedule - Money Market Fund

EX-27.4                Financial Data Schedule - U.S. Government Allocation Fund

EX-99.B1(c)            Amendment No. 2 to the Declaration of Trust

EX-99.B5(a)(ii)        Form of Sub-Advisory Contract with Barclays Global Fund
                       Advisors on behalf of the Asset Allocation Fund

EX-99.B5(a)(iii)       Form of Sub-Advisory Contract with Barclays Global Fund
                       Advisors on behalf of the U.S. Government Allocation
                       Fund

EX-99.B5(b)(ii)        Form of Advisory Contract with Wells Fargo Bank, N.A. on
                       behalf of the Equity Value and Strategic Growth
                       Funds

EX-99.B5(b)(iii)       Form of Sub-Advisory Contract with Wells Capital
                       Management on behalf of the Equity Value, Growth, Money
                       Market and Strategic Growth Funds

EX-99.B8(b)            Custody Agreement with Wells Fargo Bank, N.A. on behalf
                       of the Equity Value, Growth, Money Market and Strategic
                       Growth Funds

EX-99.B9(a)            Form of Administration Agreement with Wells Fargo Bank,
                       N.A. on behalf of the Funds

EX-99.B9(b)            Form of Co-Administration Agreement with Stephens Inc. on
                       behalf of the Funds

EX-99.B9(c)            Agency Agreement with Wells Fargo Bank, N.A. on behalf of
                       the Funds

EX-99.B10              Opinion of Counsel - Morrison & Foerster LLP

EX-99.B11              Consent of Independent Auditors - KPMG Peat Marwick LLP

EX-99.B16              Schedule of Computation of Performance Data

EX-99.B17              Powers of Attorney